As filed with the Securities and Exchange Commission on November 13, 2000

Securities Act File No. 333-48526

Investment Company Act File No. 811-08217

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 1	[ ] POST-EFFECTIVE AMENDMENT NO.
(CHECK APPROPRIATE BOX OR BOXES)

MUNIHOLDINGS NEW YORK INSURED FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(609) 282-2800

(AREA CODE AND TELEPHONE NUMBER)

800 SCUDDERS MILL ROAD

PLAINSBORO, NEW JERSEY 08536
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
NUMBER, STREET, CITY, STATE, ZIP CODE)

TERRY K. GLENN

MUNIHOLDINGS NEW YORK INSURED FUND, INC.
800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copies To:

FRANK P. BRUNO, ESQ. BROWN & WOOD LLP ONE WORLD TRADE CENTER NEW YORK, NY 10048-0557	MICHAEL J. HENNEWINKEL, ESQ. FUND ASSET MANAGEMENT 800 SCUDDERS MILL ROAD PLAINSBORO, NJ 08536

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
	Amount Being	Offering Price	Aggregate Offering	Registration
Title of Securities Being Registered	Registered(1)	Per Unit(1)	Price(1)	Fee(3)

Common Stock ($.10 par value)	5,144,053	$13.97	$71,862,420	$18,972

Auction Market Preferred Stock, Series D	1,560	$25,000(2)	$39,000,000	$10,296

(1)	Estimated solely for the purpose of calculating the filing fee.
(2)	Represents the liquidation preference of a share of auction market preferred stock after the reorganization.

(3)	Paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania. $27,496 was previously transmitted in connection with the initial filing of this Registration Statement.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

INTRODUCTION
ITEM 1. THE REORGANIZATION
SUMMARY
RISK FACTORS AND SPECIAL CONSIDERATIONS
COMPARISON OF THE FUNDS
ITEM 2. ELECTION OF DIRECTORS
ITEM 3. SELECTION OF INDEPENDENT AUDITORS
INFORMATION CONCERNING THE ANNUAL MEETINGS
ADDITIONAL INFORMATION
CUSTODIAN
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
LEGAL PROCEEDINGS
LEGAL OPINIONS
EXPERTS
STOCKHOLDER PROPOSALS
SIGNATURES
FORM OF ARTICLES
OPINION OF BROWN & WOOD LLP
PRIVATE LETTER RULING
CONSENT OF DELOITTE & TOUCHE, LLP
CONSENT OF DELOITTE & TOUCHE LLP

MUNIHOLDINGS NEW YORK INSURED FUND, INC.

MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON DECEMBER 13, 2000

TO THE HOLDERS OF AUCTION MARKET PREFERRED STOCK OF
  MUNIHOLDINGS NEW YORK INSURED FUND, INC.

TO THE HOLDERS OF COMMON STOCK AND AUCTION MARKET PREFERRED STOCK OF
  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

      NOTICE IS HEREBY GIVEN that the annual meetings of stockholders (each, a “Meeting” and collectively, the “Meetings”) of MuniHoldings New York Insured Fund, Inc. (“New York Insured”), a Maryland corporation, and of MuniHoldings New York Insured Fund IV, Inc. (“New York Insured IV”), a Maryland corporation, will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 13, 2000 at 11:00 a.m. Eastern time (for New York Insured) and 11:30 a.m. Eastern time (for New York Insured IV) for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of New York Insured IV by New York Insured, in exchange solely for (A) newly-issued shares of common stock (“Common Stock”) of New York Insured (the “New York Insured Common Stock”) having an aggregate net asset value equal to the aggregate net asset value of the Common Stock of New York Insured IV (the “New York Insured IV Common Stock”) and (B) newly-issued shares of a currently existing series of auction market preferred stock (“AMPS”) of New York Insured, designated Series D (the “New York Insured Series D AMPS”) having an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the AMPS of New York Insured IV, designated Series A (the “New York Insured IV AMPS”); and (ii) the distribution by New York Insured IV, on a proportionate basis, of (A) New York Insured Common Stock to the holders of New York Insured IV Common Stock and (B) New York Insured Series D AMPS to the holders of Series A AMPS of New York Insured IV. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of New York Insured IV under Maryland corporate law and the termination of its registration under the Investment Company Act of 1940, as amended;

(2) To elect a Board of Directors of each of New York Insured and New York Insured IV to serve for the ensuing year;

(3) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund for its current fiscal year; and

(4) To transact such other business as properly may come before the Meetings or any adjournment thereof.

      This Notice of Annual Meetings of Stockholders and the enclosed Joint Proxy Statement and Prospectus are being sent to the holders of AMPS of New York Insured, designated Series A, Series B, Series C, Series D and Series E (collectively, the “New York Insured AMPS”), the holders of New York Insured IV Common Stock and the holders of New York Insured IV AMPS. Holders of New York Insured Common Stock will receive a separate Notice of Annual Meeting of Stockholders and a separate Proxy Statement in connection with the Meeting for New York Insured. The vote of the holders of New York Insured Common

Stock is not required on the Reorganization (Item 1). However, the holders of New York Insured Common Stock will vote at the New York Insured Meeting with respect to Items 2 and 3 listed above.

      The Boards of Directors of New York Insured and New York Insured IV have fixed the close of business on October 30, 2000 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

      A complete list of the stockholders of New York Insured and New York Insured IV entitled to vote at the Meetings will be available and open to the examination of any stockholder of New York Insured or New York Insured IV, respectively, for any purpose germane to the Meetings during ordinary business hours from and after November 29, 2000, at the offices of New York Insured, 800 Scudders Mill Road, Plainsboro, New Jersey.

      You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their fund and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of New York Insured or New York Insured IV, as applicable.

      If you have any questions regarding the enclosed proxy material, or need assistance in voting your Common Stock or AMPS, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-877-518-9411.

By Order of the Boards of Directors

JODI M. PINEDO Secretary MuniHoldings New York Insured Fund, Inc.

ALICE A. PELLEGRINO Secretary MuniHoldings New York Insured Fund IV, Inc.

Plainsboro, New Jersey
Dated:  November 13, 2000

MUNIHOLDINGS NEW YORK INSURED FUND, INC.

MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
(609) 282-2800

ANNUAL MEETINGS OF STOCKHOLDERS

DECEMBER 13, 2000

      This Joint Proxy Statement and Prospectus is furnished to you as a holder of (i) Auction Market Preferred Stock (“AMPS”) of MuniHoldings New York Insured Fund, Inc. (“New York Insured”), designated Series A, Series B, Series C, Series D and Series E (collectively, the “New York Insured AMPS”), (ii) AMPS of MuniHoldings New York Insured Fund IV, Inc. (“New York Insured IV”), designated Series A (the “New York Insured IV AMPS”), or (iii) common stock of New York Insured IV (“New York Insured IV Common Stock”). An Annual Meeting of Stockholders of each of New York Insured and New York Insured IV will be held on December 13, 2000 (each, a “Meeting” and collectively, the “Meetings”) to consider the items that are listed below and discussed in greater detail elsewhere in this Joint Proxy Statement and Prospectus. The Board of Directors of each of New York Insured and New York Insured IV is requesting that the above-referenced stockholders submit a proxy to be used at the applicable Meeting to vote the shares held by the stockholder submitting such proxy.

      The proposals to be considered at the Meetings are:

1.	To approve or disapprove an Agreement and Plan of Reorganization between the funds;

2.	To elect a Board of Directors of each of New York Insured and New York Insured IV;

3.	To ratify the selection of the independent auditors of each of New York Insured and New York Insured IV; and

4.	To transact such other business as may properly come before the Meetings or any adjournment thereof.

      Holders of common stock, par value $.10 per share, of New York Insured (the “New York Insured Common Stock”) will receive a separate Notice of Annual Meeting of Stockholders and a separate Proxy Statement in connection with the Meeting for New York Insured. The vote of the holders of New York Insured Common Stock is not required on Item 1. However, the holders of New York Insured Common Stock will vote at the Meeting for New York Insured in connection with Items 2 and 3 listed above.

      The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement and Prospectus as the “Reorganization.” The Reorganization involves, among other things, the combination of two funds into one. The two funds are:

      New York Insured, which will be the surviving fund; and

      New York Insured IV.

      New York Insured and New York Insured IV are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

      (continued on next page)

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Joint Proxy Statement and Prospectus is November 13, 2000.

      As part of the Reorganization, New York Insured will acquire substantially all of the assets and assume substantially all of the liabilities of New York Insured IV solely in exchange for New York Insured Common Stock and AMPS. New York Insured IV will distribute the New York Insured Common Stock and AMPS received in the Reorganization to its stockholders and will then liquidate and dissolve under the laws of the State of Maryland and terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”). New York Insured will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and investment policies described in this Joint Proxy Statement and Prospectus.

      In the Reorganization, New York Insured will issue its Common Stock and AMPS to New York Insured IV based on the value of the assets transferred to New York Insured by New York Insured IV. These shares will then be distributed by New York Insured IV to its stockholders based on the aggregate net asset value or liquidation preference, as applicable, of the shares held by each stockholder just prior to the Reorganization. A holder of shares of New York Insured IV Common Stock will receive New York Insured Common Stock and a holder of New York Insured IV AMPS will receive AMPS, designated Series D, of New York Insured (“New York Insured Series D AMPS”).

      This Joint Proxy Statement and Prospectus serves as a prospectus of New York Insured in connection with the issuance of the New York Insured Common Stock and the New York Insured Series D AMPS as part of the Reorganization.

      This Joint Proxy Statement and Prospectus sets forth information about New York Insured and New York Insured IV that the stockholders of each Fund should know before considering the Reorganization and should be retained for future reference. Each Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Joint Proxy Statement and Prospectus and the accompanying documents.

      The address of the principal executive offices of New York Insured and New York Insured IV is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

      The New York Insured Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MHN.” The New York Insured IV Common Stock is listed on the American Stock Exchange (the “AMEX”) under the symbol “MNW.” Subsequent to the Reorganization, shares of New York Insured Common Stock will continue to be listed on the NYSE under the symbol “MHN.” Reports, proxy materials and other information concerning New York Insured and New York Insured IV may be inspected at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Call (202) 942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: Publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Such information concerning New York Insured may also be inspected at the offices of NYSE, 20 Broad Street, New York, New York 10005.

INTRODUCTION

      This Joint Proxy Statement and Prospectus is furnished to you in connection with the solicitation of proxies on behalf of the Boards of Directors of New York Insured and New York Insured IV for use at the Meetings to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on December 13, 2000, at the times specified in Exhibit I to this Joint Proxy Statement and Prospectus. The mailing address for the Funds is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Joint Proxy Statement and Prospectus is November 13, 2000.

      The stockholders solicited and entitled to vote at the Meetings on Items 1, 2 and 3 are outlined in the following chart.

	Item 1.	Item 2.		Item 3.

	Approval of			Ratification of
	Agreement	Election of	Election of	Selection of
	and Plan of	AMPS	Remaining	Independent
Title of Class	Reorganization	Directors	Directors	Auditors

New York Insured*

Series A AMPS	Yes	Yes	Yes	Yes

Series B AMPS	Yes	Yes	Yes	Yes

Series C AMPS	Yes	Yes	Yes	Yes

Series D AMPS	Yes	Yes	Yes	Yes

Series E AMPS	Yes	Yes	Yes	Yes
New York Insured IV

Common Stock	Yes	No	Yes	Yes

Series A AMPS	Yes	Yes	Yes	Yes

*	Holders of New York Insured Common Stock are not required to vote in connection with the approval of the Agreement and Plan of Reorganization and are not entitled to vote in connection with the election of the AMPS Directors. Holders of New York Insured Common Stock will vote in connection with the election of the remaining Directors of New York Insured and the ratification of the selection of independent auditors of New York Insured and will receive a separate Proxy Statement and proxy with respect to such matters.

      Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of New York Insured or New York Insured IV, as applicable, at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. With respect to each Fund, unless instructions to the contrary are marked, proxies will be voted “FOR” each of the following Items: (1) to approve the Agreement and Plan of Reorganization between New York Insured and New York Insured IV (the “Agreement and Plan”); (2) to elect a Board of Directors of each Fund to serve for the ensuing year; and (3) to ratify the selection of independent auditors for each Fund for its current fiscal year.

      Assuming a quorum is present at the applicable Meeting, approval of Items 1, 2 and 3 will require the affirmative vote of stockholders holding the percentage of shares indicated in the chart below. For purposes of

Item 2, a “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

	Item 1.	Item 2.		Item 3.

Ratification of the
	Approval of the	Election of	Election of	Selection of
Fund	Agreement and Plan	AMPS Directors	Remaining Directors	Independent Auditors

New York Insured*	Affirmative vote of a majority of the votes entitled to be cast by the holders of New York Insured AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of New York Insured AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of New York Insured Common Stock and the holders of New York Insured AMPS, voting together as a single class	Affirmative vote of a majority of the votes cast by the holders of New York Insured Common Stock and the holders of New York Insured AMPS, voting together as a single class

New York Insured IV	Affirmative vote of a majority of the votes entitled to be cast by the holders of New York Insured IV Common Stock and the holders of New York Insured IV AMPS, voting together as a single class	Affirmative vote of a plurality of the votes cast by the holders of New York Insured IV AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of New York Insured IV Common Stock and the holders of New York Insured IV AMPS, voting together as a single class	Affirmative vote of a majority of the votes cast by the holders of New York Insured IV Common Stock and the holders of New York Insured IV AMPS, voting together as a single class

Affirmative vote of a majority of the votes entitled to be cast by the holders of New York Insured IV AMPS, voting as a separate class

*	This Joint Proxy Statement and Prospectus is being used to solicit the vote of the holders of New York Insured AMPS at the Meeting for New York Insured. The vote of the holders of New York Insured Common Stock on Items 2 and 3 is being solicited by a separate Proxy Statement.

      The Board of Directors of each Fund has fixed the close of business on October 30, 2000 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock and AMPS listed in Exhibit I. To the knowledge of the management of each Fund, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of either Fund as of the Record Date.

      The Boards of Directors of the Funds know of no business other than that discussed in Items 1, 2 and 3 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. THE REORGANIZATION

SUMMARY

      The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as Exhibit II.

      In this Joint Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of New York Insured IV by New York Insured and the subsequent pro rata distribution by New York Insured IV of New York Insured Common Stock and New York Insured Series D AMPS to the holders of New York Insured IV Common Stock and New York Insured IV AMPS; (ii) the subsequent deregistration of New York Insured IV under the Investment Company Act and (iii) the subsequent dissolution of New York Insured IV under the laws of the State of Maryland.

      The Board of Directors of each Fund has unanimously approved the Reorganization. Subject to obtaining the necessary approvals from the stockholders of each Fund as described herein, the Board of Directors of New York Insured IV also deemed advisable the deregistration of the Fund under the Investment Company Act and its dissolution under the laws of the State of Maryland. The Reorganization requires the approval of the holders of New York Insured AMPS, New York Insured IV Common Stock and New York Insured IV AMPS as described herein. The Reorganization will not take place if the applicable stockholders of each Fund do not approve the Agreement and Plan as described herein.

      Each Fund seeks to provide stockholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes (“New York Municipal Bonds”). Under normal circumstances, at least 80% of each Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

      Each Fund is a non-diversified, leveraged, closed-end management investment company registered under the Investment Company Act. If the stockholders of each Fund approve the Reorganization, (i) New York Insured Common Stock and New York Insured Series D AMPS will be issued to New York Insured IV in exchange for substantially all of the assets and liabilities of New York Insured IV; and (ii) New York Insured IV will distribute these shares to its stockholders as provided in the Agreement and Plan. After the Reorganization, New York Insured IV will terminate its registration under the Investment Company Act and its organization under Maryland law.

      Based upon their evaluation of all relevant information, the Directors of each Fund have determined that the Reorganization will potentially provide benefits to the holders of Common Stock of that Fund, including greater efficiency and flexibility in portfolio management and a more liquid trading market for the Common Stock of the Combined Fund. In addition, after the Reorganization, stockholders of New York Insured IV will remain invested in a closed-end fund with an investment objective and policies that are substantially similar to the investment objective and policies of New York Insured IV and that uses substantially the same management personnel. It is also anticipated that holders of Common Stock of each Fund will be subject to a reduced overall operating expense ratio based on the anticipated pro forma total combined operating expenses and the anticipated pro forma total combined assets of the Combined Fund after the Reorganization. Although the Funds will incur certain costs in connection with the Reorganization, it is expected that such costs would be recovered after the Reorganization because of such reduced overall operating expense ratio. The Board of Directors of each Fund also considered the relative tax positions of the respective portfolios of each Fund. It is not anticipated that the Reorganization will directly benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of any series of AMPS of either Fund. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

      If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval. Under the Agreement and Plan, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of each Fund as described above, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of both Funds or (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Directors.

Fee Table for Common Stockholders of New York Insured,

New York Insured IV and the Pro Forma Combined Fund
as of July 31, 2000* (Unaudited)(a)

      The following Fee Table illustrates, based on net assets attributable to Common Stock as of July 31, 2000, the expenses to be incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Combined Fund after the Reorganization. Future expenses may be greater or less than those indicated below.

	Actual		Pro Forma

	New York	New York	Combined
	Insured	Insured IV	Fund

Common Stockholder Transaction Expenses

Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Stock	None (b)	None (b)	None (c)

Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to Common Stock at July 31, 2000(d))

Investment Advisory Fees(e)	0.96%	0.91%	0.95%

Interest Payments on Borrowed Funds	None	None	None

Other Expenses	0.31%	0.54%	0.30%

Total Annual Expenses(f)	1.27%	1.45%	1.25%

*	The pro forma financial statements of the Combined Fund included in this Joint Proxy Statement and Prospectus are as of August 31, 2000.

(a)	No information is presented with respect to AMPS because neither Fund’s operating expenses are, and the expenses of the Reorganization will not be, borne by the holders of AMPS of either Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.

(b)	Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)	No sales load will be charged in connection with the issuance of shares as part of the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(d)	The pro forma annual operating expenses for the Combined Fund are projections for a 12-month period.

(e)	Based on net assets of each Fund and the Combined Fund (each excluding assets attributable to AMPS) as of July 31, 2000. If assets attributable to AMPS are included, the Investment Advisory Fee for each Fund and the Combined Fund would be 0.55%.

(f)	Based on net assets (excluding assets attributable to AMPS) of each Fund and the Combined Fund; excludes FAM’s voluntary waiver of a portion of the advisory fee and reimbursement of certain other expenses with respect to New York Insured IV. Including such fee waivers and expense reimbursements, the Total Annual Expenses for New York Insured IV (excluding assets attributable to AMPS) would have been 1.14%. If assets attributable to AMPS are included, the Total Annual Expenses for New York Insured, New York Insured IV (excluding the advisory fee waivers and expense reimbursements) and the Combined Fund (excluding any advisory fee waivers and expense reimbursements) would be 0.73%, 0.88% and 0.72%, respectively. If assets attributable to AMPS and the above described advisory fee waiver and expense reimbursements are included, the Total Annual Expenses for New York Insured IV would have been 0.69%. It is not anticipated that FAM will waive its advisory fee or reimburse certain expenses with respect to New York Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization.

     The foregoing Pro Forma Fee Table is intended to assist investors in understanding the costs and expenses that a holder of Common Stock of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Example:

Cumulative Expenses Paid on Shares of Common Stock

for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years

An investor would pay the following expenses on a $1,000 investment assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to Common Stock) set forth above and (2) a 5% annual return throughout the period:

New York Insured	$13	$40	$70	$153

New York Insured IV	$15	$46	$79	$174

Combined Fund*	$13	$40	$69	$151

*	Assumes that the Reorganization had taken place on July 31, 2000.

      The Example set forth above assumes that shares of common stock were purchased in the initial offerings and that all dividends and distributions were reinvested and uses a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. See “Comparison of the Funds” and “The Reorganization — Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization.”

New York Insured	New York Insured was incorporated under the laws of the State of Maryland on April 24, 1997 and commenced operations on September 19, 1997. New York Insured has outstanding Common Stock and five series of AMPS, designated Series A, Series B, Series C, Series D and Series E. As of August 31, 2000, New York Insured had net assets (including assets attributable to New York Insured AMPS) of $650,391,177.

New York Insured IV	New York Insured IV was incorporated under the laws of the State of Maryland on April 5, 1999 and commenced operations on July 23, 1999. New York Insured IV has outstanding Common Stock and one series of AMPS, designated Series A. As of August 31, 2000, New York Insured IV had net assets (including assets attributable to New York Insured IV AMPS) of $99,576,722.

Comparison of the Funds	Investment Objectives and Policies. Each Fund is a non-diversified, leveraged, closed-end management investment company. The Funds have substantially similar investment objectives and policies. Each Fund seeks to provide stockholders (including holders of AMPS) with current income exempt from Federal income tax and New York State and New York City personal income taxes. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term investment grade New York Municipal Bonds. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Each Fund intends to invest primarily in long-term municipal obligations with a maturity of more than ten years.

As of August 31, 2000, the weighted average maturity of the portfolio of NY Insured and NY Insured IV was 21.54 years and 22.50 years, respectively. The average maturity of each Fund’s portfolio securities, and therefore each Fund’s portfolio as a whole, will vary based upon FAM’s assessment of economic and market conditions. See “Comparison of the Funds — Investment Objective and Policies.”

Capital Stock. As set forth above, each Fund has outstanding both Common Stock and AMPS. The New York Insured Common Stock is traded on the NYSE. The New York Insured IV Common Stock is traded on the AMEX. As of August 31, 2000, (i) the net asset value per share of New York Insured Common Stock was $14.19 and the market price per share was $12.625 and (ii) the net asset value per share of New York Insured IV Common Stock was $14.51 and the market price per share was $13.0625. The AMPS of each Fund have a liquidation preference of $25,000 per share and are sold principally at auctions. See “Comparison of the Funds — Capital Stock.”

Auctions generally have been held and will be held every seven days for each series of AMPS of each Fund unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. In connection with the Reorganization, the dividend payment date and auction date for the New York Insured Series D AMPS will be different than the dividend payment date and auction date for the New York Insured IV AMPS. See “Comparison of the Funds — Capital Stock.”

The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction date.

Auction Date	Fund	Series	Dividend Rate

October 25, 2000	NY Insured	A	3.40%
October 26, 2000	NY Insured	B	3.519%
October 30, 2000	NY Insured	C	3.95%
October 27, 2000	NY Insured	D	3.90%
October 31, 2000	NY Insured	E	3.95%
October 26, 2000	NY Insured IV	A	3.50%

Advisory Fees. The investment adviser for each Fund is FAM. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates, including Merrill Lynch Investment Managers, L.P. (“MLIM”) act as investment adviser for over 100 registered investment companies and also offer portfolio management and portfolio analysis services to individuals and institutional accounts.

FAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund. Robert A. DiMella and Roberto W. Roffo serve as the portfolio managers for New York Insured. Mr. Roffo serves as the portfolio manager of New York Insured IV. After the Reorganization, the portfolio of the Combined Fund will be managed by Messrs. DiMella and Roffo.

Pursuant to separate investment advisory agreements between each Fund and FAM, each Fund pays FAM a monthly fee at the annual rate of 0.55% of such Fund’s average weekly net assets, including assets acquired from the sale of AMPS. In the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to New York Insured IV. It is not anticipated that FAM will continue such advisory fee waivers or expense reimbursements with respect to New York Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization. After the Reorganization, FAM will continue to receive compensation at the rate of 0.55% of the average weekly net assets, including assets acquired from the sale of AMPS, of the Combined Fund. See “Comparison of the Funds — Management of the Funds.”

Other Significant Fees. The Bank of New York (“BONY”) is the custodian, transfer agent, dividend disbursing agent and registrar for the New York Insured Common Stock. State Street Bank and Trust Company (“State Street”) is the custodian, transfer agent, dividend disbursing agent and registrar for the New York Insured IV Common Stock. BONY is the transfer agent, dividend disbursing agent, registrar and auction agent for the AMPS of each Fund (in such capacity, the “Auction Agent”). BONY and State Street each receive fees for providing these services. The principal business addresses for BONY and State Street with respect to the above-described capacities are as follows: The Bank of New York, 90 Washington Street, New York, New York 10286 (for its custodial services) and 101 Barclay Street, New York, New York 10286 (for its transfer agency and auction agency services); and State Street Bank and Trust Company, 225 Franklin Street, Boston,

Massachusetts 02110 (for its transfer agency services) and One Heritage Drive, P2N, North Quincy, Massachusetts 02171 (for its custodial services). See “Comparison of the Funds — Management of the Funds.”

Overall Expense Ratio. As set forth above, in the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to New York Insured IV. It is not anticipated that FAM will continue such advisory fee waivers or expense reimbursements with respect to New York Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization.

The table below sets forth (i) the total annualized operating expense ratio for New York Insured and New York Insured IV (excluding the advisory fee waiver and expense reimbursement) based on their respective net assets (excluding assets attributable to AMPS) as of July 31, 2000 and (ii) the total annualized operating expense ratio for the Combined Fund (excluding any advisory fee waiver and expense reimbursement) based on the pro forma net assets of the Combined Fund (excluding assets attributable to AMPS) as of July 31, 2000.

	Net Assets	Total
	(Excluding Assets	Annualized
	Attributable to	Operating
	AMPS) as of	Expense
	July 31, 2000	Ratio

New York Insured	$368,053,614	1.27%

New York Insured IV	$59,233,791	1.45%*

Combined Fund	$427,287,405	1.25%

* Including such fee waiver and expense reimbursement, the total annualized operating expense ratio for New York Insured IV would have been 1.14%.

The table below sets forth (i) the total annualized operating expense ratio for New York Insured and New York Insured IV (excluding the advisory fee waiver and expense reimbursement) based on their respective net assets (including assets attributable to AMPS) as of July 31, 2000 and (ii) the total annualized operating expense ratio for the Combined Fund (excluding any advisory fee waiver and expense reimbursement) based on the pro forma net assets of the Combined Fund (including assets attributable to AMPS) as of July 31, 2000.

	Net Assets	Total
	(Including Assets	Annualized
	Attributable to	Operating
	AMPS) as of	Expense
	July 31, 2000	Ratio

New York Insured	$642,053,614	0.73%

New York Insured IV	$98,233,791	0.88%*

Combined Fund	$740,287,405	0.72%

* Including such fee waiver and expense reimbursement, the total annualized operating expense ratio for New York Insured IV would have been 0.69%.

Purchases and Sales of Common Stock and AMPS. Purchase and sale procedures for the Common Stock of each Fund are identical. Investors typically purchase and sell shares of Common Stock of each Fund through a registered broker-dealer on the NYSE (with respect to New York Insured) or on the AMEX (with respect to New York Insured IV), thereby incurring a brokerage commission set by such broker-dealer. Alternatively, investors may purchase or sell shares of Common Stock of the Funds through privately negotiated transactions with existing stockholders.

Purchase and sale procedures for the AMPS of each Fund also are identical. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by the Auction Agent. Unless otherwise permitted by the Funds, existing and potential holders of AMPS may only participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, no assurance can be given that a secondary market will develop, or, if it does develop, that it will provide holders with a liquid trading market for the AMPS of either Fund.

Ratings of AMPS. The AMPS of each Fund have been assigned a rating of AAA from Standard & Poor’s (“S&P”) and “aaa” from Moody’s Investors Service, Inc. (“Moody’s”). See “Comparison of the Funds — Rating Agency Guidelines.”

Portfolio Insurance. Each Fund has a similar policy with respect to obtaining insurance for portfolio securities. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations either (i) insured under an insurance policy purchased by a Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. See “Comparison of the Funds — Investment Objectives and Policies — Portfolio Insurance.”

Ratings of Municipal Obligations. Each Fund will invest only in municipal obligations that at the time of purchase are considered investment grade. See Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper.”

Portfolio Transactions. The portfolio transactions in which the Funds may engage are substantially similar, as are the procedures for such transactions. See “Comparison of the Funds — Portfolio Transactions.”

Dividends and Distributions. The methods of dividend payment and distributions are substantially similar for each Fund, both with respect to the Common Stock and the AMPS of each Fund. See “Comparison of the Funds — Dividends and Distributions.”

Net Asset Value. The net asset value per share of Common Stock of each Fund is determined as of the close of business (generally, 4:00 p.m., Eastern time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See “Comparison of the Funds — Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of each Fund’s Common Stock are substantially similar. The corresponding voting rights of the holders of shares of each Fund’s AMPS are also substantially similar. See “Comparison of the Funds — Capital Stock.”

Stockholder Services. An automatic dividend reinvestment plan is available to holders of shares of each Fund’s Common Stock. These plans are similar for both Funds. See “Comparison of the Funds — Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds.

Outstanding Securities of New York Insured and New York Insured IV

as of July 31, 2000

			Number of
		Number of	Shares Outstanding
	Number of	Shares Held By	Exclusive Of Amount
	Shares	Fund For Its Own	Shown In Previous
Title Of Class	Authorized	Account	Column

NY Insured

Common Stock	199,989,040	–0–	26,531,247
AMPS

Series A	1,900	–0–	1,900

Series B	1,900	–0–	1,900

Series C	3,040	–0–	3,040

Series D	2,120	–0–	2,120

Series E	2,000	–0–	2,000

NY Insured IV

Common Stock	199,998,440	–0–	4,174,097
AMPS

Series A	1,560	–0–	1,560

Tax Considerations	The Funds have received a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Fund will recognize gain or loss on the transaction and the stockholders of New York Insured IV will not recognize gain or loss on the exchange of their shares for New York Insured Common Stock (except to the extent that a holder of New York Insured IV Common Stock receives cash representing an interest in fractional shares of New York Insured Common Stock as part of the Reorganization) or New York Insured Series D AMPS. The consummation of the Reorganization was subject to the receipt of such ruling or of an opinion of counsel to the same effect. The Reorganization will not affect the status of New York Insured as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). New York Insured IV will liquidate and dissolve under the laws of the State of Maryland as part of the Reorganization. See “Agreement and Plan of Reorganization — Tax Consequences of the Reorganization.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

      Since each Fund invests primarily in a portfolio of New York Municipal Bonds, any risks inherent in such investments are equally applicable to each Fund and will similarly affect the Combined Fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or of any series of AMPS of either Fund or create additional risks.

New York Municipal Bonds

      Each Fund intends to invest the majority of its assets in New York Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of New York Municipal Bonds than is a municipal bond fund that invests more widely. See “Comparison of the Funds — Special Considerations Relating to New York Municipal Bonds” and Exhibit III — “Economic and Other Conditions in New York.”

Interest Rate And Credit Risk

      Each Fund invests primarily in long term municipal bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that an issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Trading Discount

      Shares of closed-end funds such as the Funds frequently trade at a market price that is below their net asset value. This is commonly referred to as “trading at a discount.” Shares may also trade at a premium to net asset value. See “Comparison of the Funds — Financial Highlights.”

Non-Diversification

      Each Fund is registered as a “non-diversified” investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since either Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

Rating Categories

      The Funds intend to invest in municipal bonds that are rated investment grade by S&P, Moody’s or Fitch, Inc. (“Fitch”) or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may be considered to have certain speculative characteristics.

Private Activity Bonds

      Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in either Fund to a Federal alternative minimum tax.

Portfolio Insurance

      Each Fund is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. The Funds do not believe these guidelines prevent FAM from managing the Funds’ portfolios in accordance with the Funds’ investment objective and policies.

Leverage

      Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Stock of each Fund. For example, each Fund’s issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Stock. Under certain circumstances when either Fund is required to allocate taxable income to holders of AMPS, it may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an “Additional Distribution”). Leverage will allow holders of each Fund’s Common Stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund’s net realized capital gains is generally payable to holders of the Fund’s Common Stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund’s Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund’s portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund’s investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund’s Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund’s AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock of that Fund.

      In an extreme case, a decline in net asset value could affect each Fund’s ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Federal tax laws. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders.” However, each Fund intends to take all measures necessary to make Common Stock dividend payments. If either Fund’s current investment income is ever insufficient to meet dividend payments on either its Common Stock or its AMPS, it may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

•	if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than the Fund can obtain if the Common Stock were not leveraged,

•	if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund’s portfolio investments or as a result of the repurchase of Common Stock in tender offers, or otherwise, or

•	in order to maintain the asset coverage established by Moody’s and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

Portfolio Management

      The portfolio management strategies of the Funds are substantially similar. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund’s leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund’s Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

Inverse Floating Obligations

      A Fund’s investments in “inverse floating obligations” or “residual interest bonds” provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

Options and Futures Transactions

      Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund’s performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so. The Funds cannot guarantee that any hedging strategies they use will work.

Antitakeover Provisions

      The Articles of Incorporation of each Fund (in each case the “Charter”) include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ratings Considerations

      The Funds have received ratings of their AMPS of AAA from S&P and “aaa” from Moody’s. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

      As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody’s and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock of the Funds has not been rated by a nationally recognized statistical rating organization (“NRSRO”).

      The Board of Directors of each Fund, without stockholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

COMPARISON OF THE FUNDS

Financial Highlights

  New York Insured

      The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of New York Insured by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of New York Insured.

	For the Year Ended		For the Period
	August 31,		September 19, 1997†
			To August 31,
	2000	1999	1998

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of period	$14.16	$16.07	$15.00

Investment income — net	1.13	1.16	1.13

Realized and unrealized gain (loss) on investments — net	.08	(1.75)	1.11

Total from investment operations	1.21	(.59)	2.24

Less dividends and distributions to Common Stock shareholders:

Investment income — net	(.81)	(.86)	(.75)

Realized gain on investments — net	—	(.05)	—

In excess of realized capital gains on investments — net	—	(.09)	—

Total dividends and distributions to Common Stock shareholders	(.81)	(1.00)	(.75)

Capital charge resulting from issuance of Common Stock	—	—	(.03)

Effect of Preferred Stock activity:††

Dividends and distributions to Preferred Stock shareholders:

Investment income — net	(.37)	(.27)	(.30)

Realized gain on investments — net	—	(.02)	—

In excess of realized capital gains on investments — net	—	(.03)	—

Capital charge resulting from issuance of Preferred Stock	—	—	(.09)

Total effect of Preferred Stock activity	(.37)	(.32)	(.39)

Net asset value, end of period	$14.19	$14.16	$16.07

Market price per share, end of period	$12.625	$14.00	$15.3125

Total Investment Return:**

Based on market price per share	(3.58%)	(2.37%)	7.21	%#

Based on net asset value per share	(7.14%)	(5.91%)	12.52	%#

Ratios Based on Average Net Assets of Common Stock:

Total expenses, net of reimbursement and excluding reorganization expenses***	1.17%	1.13%	.80	%*

Total expenses, net of reimbursement***	1.34%	1.13%	.80	%*

Total expenses***	1.46%	1.19%	1.19	%*

Total investment income — net***	8.58%	7.43%	7.65	%*

Amount of dividends to Preferred Stock shareholders	2.90%	1.71%	2.06	%*

Investment income — net, to Common Stock shareholders	5.68%	5.72%	5.59	%*

Ratios Based on Total Average Net Assets:††† ***

Total expenses, net of reimbursement and excluding reorganization expenses	.67%	.70%	.50	%*

Total expenses, net of reimbursement	.76%	.70%	.50	%*

(footnotes on following page)

	For the Year Ended		For the Period
	August 31,		September 19, 1997†
			To August 31,
	2000	1999	1998

Total expenses	.83%	.74%	.75%*

Total investment income — net	4.87%	4.59%	4.81%*

Ratios Based on Average Net Assets of Preferred Stock:

Dividends to Preferred Stock shareholders	3.80%	2.77%	3.48%*

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$376,391	$138,595	$157,321

Preferred Stock outstanding, end of period (in thousands)	$274,000	$95,000	$95,000

Portfolio turnover	85.08%	34.48%	52.91%

Leverage:

Asset coverage per $1,000.	$2,374	$2,459	$2,656

Dividends Per Share on Preferred Stock Outstanding:

Series A — Investment income — net	$890	$703	$796

Series B — Investment income — net	$909	$684	$769

Series C — Investment income — net	$503	—	—

Series D — Investment income — net	$495	—	—

Series E — Investment income — net	$481	—	—

*	Annualized.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund’s investment adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund’s performance would have been lower.
***	Does not reflect the effect of dividends to Preferred Stock shareholders.
†	Commencement of operations.
††	New York Insured issued its Series A and Series B Preferred Stock on October 7, 1997. New York Insured issued its Series C, Series D and Series E Preferred Stock on March 6, 2000.
†††	Includes Common Stock and Preferred Stock average net assets.
#	Aggregate total investment return.

  New York Insured IV

      The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of New York Insured IV by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of New York Insured IV.

	For the Period
	July 23, 1999†
	to May 31, 2000

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of period	$15.00

Investment income — net	1.00

Realized and unrealized loss on investments — net	(1.83)

Total from investment operations	(.83)

Less dividends to Common Stock shareholders from investment income — net	(.65)

Capital charge resulting from issuance of Common Stock	(.04)

Effect of Preferred Stock activity: ††

Dividends to Preferred Stock shareholders:

Investment income — net	(.28)

Capital charge resulting from issuance of Preferred Stock	(.11)

Total effect of Preferred Stock activity	(.39)

Net asset value, end of period	$13.09

Market price per share, end of period	$12.125

Total Investment Return:**

Based on market price per share	(14.78	%)#

Based on net asset value per share	(8.00	%)#

Ratios Based On Average Net Assets of Common Stock:

Total expenses, net of reimbursement***	.77	%*

Total expenses***	1.39	%*

Total investment income — net***	8.78	%*

Amount of dividends to Preferred Stock shareholders	2.47	%*

Investment income — net, to Common Stock shareholders	6.31	%*

Ratios Based on Total Average Net Assets: †††***

Total expenses, net of reimbursement	.47	%*

Total expenses	.84	%*

Total investment income — net	5.33	%*

Ratios Based on Average Net Assets of Preferred Stock:

Dividends to Preferred Stock shareholders	3.83	%*

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$54,641

Preferred Stock outstanding, end of period (in thousands)	$39,000

Portfolio turnover	62.00%

Leverage:

Asset coverage per $1,000.	$2,401

Dividends Per Share on Preferred Stock Outstanding:

Investment income — net	$760

*	Annualized.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund’s Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund’s performance would have been lower.
***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Commencement of operations.
††	The Fund’s Preferred Stock was issued on August 16, 1999.
†††	Includes Common Stock and Preferred Stock average net assets.
#	Aggregate total investment return.

PER SHARE DATA FOR COMMON STOCK*

(unaudited)

New York Insured

(Traded on the New York Stock Exchange)

									Premium
									(Discount)
									to Net
	Market Price**				Net Asset Value				Asset Value
Quarter/ Period
Ended*	High		Low		High		Low		High		Low

November 30, 1997†	$15.875		$15.00		$15.26		$14.73		4.66%		0.35%

February 28, 1998	$16.50		$15.312	5	$16.16		$15.29		2.50%		(2.11%	)

May 31, 1998	$15.937	5	$13.312	5	$15.87		$15.10		4.59%		(5.93%	)

August 31, 1998	$15.375		$14.437	5	$16.07		$15.68		(3.15%	)	(6.69%	)

November 30, 1998	$16.00		$15.125		$16.69		$15.99		(1.01%	)	(5.92%	)

February 28, 1999	$16.25		$15.437	5	$16.30		$15.77		0.63%		(3.99%	)

May 31, 1999	$15.375		$14.5		$15.97		$15.49		(2.21%	)	(6.47%	)

August 31, 1999	$14.625		$13.500		$15.37		$13.94		(1.13%	)	(8.6%)

November 30, 1999	$13.813		$11.813		$14.14		$12.86		0.02%		(11.58%	)

February 29, 2000	$12.375		$11.813		$13.27		$12.43		(2.71%	)	(10.04%	)

May 31, 2000	$11.688		$10.938		$13.71		$12.4		(9.12%	)	(17.26%	)

August 31, 2000	$12.687	5	$11.062	5	$14.210	0	$12.90	0	(10.142	4%)	(16.635	3%)

New York Insured IV

(Traded on the American Stock Exchange)

									Premium
									(Discount)
									to Net
	Market Price**				Net Asset Value				Asset Value
Quarter/ Period
Ended*	High		Low		High		Low		High		Low

August 31, 1999††	$15.125		$14.090		$15		$14.22		5.5%		(6.14%	)

November 30, 1999	$15.125		$11.625		$14.31		$12.97		5.84%		(12.18%	)

February 29, 2000	$12.5		$11.500		$13.48		$12.68		(3.85%	)	(10.58%	)

May 31, 2000	$12.5		$11.625		$14.02		$12.650		(2.94%	)	(15.76%	)

August 31, 2000	$13.500	0	$11.562	5	$14.540	0	$13.210	0	(6.321	0%)	(16.636	6%)

*	Calculations are based upon shares of common stock outstanding at the end of each quarter.
**	As reported in the consolidated transaction operating system.
†	For the period September 19, 1997 to November 30, 1997.
††	For the period July 23, 1999 to August 31, 1999.

      Since New York Insured’s commencement of operations on September 19, 1997, share prices for its Common Stock have fluctuated between a maximum premium of approximately 4.66% and a maximum discount of approximately (17.26%). Since New York Insured IV’s commencement of operations on July 23, 1999, share prices for its Common Stock have fluctuated between a maximum premium of approximately 5.84% and a maximum discount of approximately (16.64%). Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the Combined Fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Investment Objective and Policies

      The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks as a fundamental investment objective current income exempt from Federal income tax and New York

State and New York City personal income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

      Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of New York Municipal Bonds. Each Fund intends to invest substantially all (at least 80%) of its assets in New York Municipal Bonds, except at times when FAM considers that New York Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that FAM considers that suitable New York Municipal Bonds are not available for investment, the Fund may purchase Municipal Bonds. At all times, at least 65% of each Fund’s total assets will be invested in New York Municipal Bonds and at least 80% of each Fund’s total assets will be invested in New York Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of Common Stock. Under normal circumstances, at least 80% of each Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

      Ordinarily, neither Fund intends to realize significant investment income subject to Federal income tax and New York State and New York City personal income taxes. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

      Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New York Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New York Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and New York State and New York City personal income taxes will be considered “New York Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered “Municipal Bonds.”

      Each Fund will invest in investment grade New York Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New York Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New York Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if New York Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody’s, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such New York Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured New York Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper” and Exhibit V — “Portfolio Insurance.”

      Each Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

      The average maturity of each Fund’s portfolio securities varies based upon FAM’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as New York Insured or New York Insured IV, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See “Risk Factors and Special Considerations — Leverage.”

      Each Fund intends to invest primarily in long-term New York Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in intermediate-term New York Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of a Fund’s total assets except during interim periods pending investment of the net proceeds from public offerings of that Fund’s securities or in anticipation of the repurchase or redemption of that Fund’s securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income that is subject to Federal income tax and New York State and New York City personal income taxes.

      Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund’s investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy, among other requirements, the foregoing 5% requirement with respect to 75% of its total assets. To the extent that either Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Portfolio Insurance

      Under normal circumstances, at least 80% of the assets of each Fund will be invested in New York Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund, or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Funds will seek to limit their investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody’s. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit V to this Joint Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody’s and Fitch. Currently, it is anticipated that a majority of the insured New York Municipal Bonds and Municipal Bonds in each Fund’s portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. Each Fund also may purchase New York Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured New York Municipal Bonds and Municipal Bonds held by the Funds will be insured under policies obtained by parties other than the Fund.

      Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the “Policies”) from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest on specified eligible New York Municipal Bonds and Municipal Bonds that it purchases. A New York Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured New York Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

      The Policies will be effective only as to insured New York Municipal Bonds and Municipal Bonds beneficially owned by a Fund. In the event of a sale of any New York Municipal Bonds and Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured New York Municipal Bond or Municipal Bond or the value of the shares of a Fund.

      The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by a Fund so long as such securities remain in the Fund’s portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

      The premiums for the Policies are paid by the Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each Fund currently range from approximately .02 of 1% to .23 of 1% of the principal amount of the New York Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund’s portfolio of New York Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit V to this Joint Proxy Statement and Prospectus. In instances in which a Fund purchases New York Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the insured Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the New York Municipal Bonds and Municipal Bonds.

      It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM’s ability to manage the portfolio of a Fund may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other New York Municipal Bonds and Municipal Bonds. See “Net Asset Value” below for a more complete description of each Fund’s method of valuing securities for which market quotations are not generally available.

      No assurance can be given that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Directors of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the New York Municipal Bonds and Municipal Bonds held in the Fund’s portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

      Portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured New York Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured New York Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions).

Description of New York Municipal Bonds and Municipal Bonds

      New York Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Joint Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are New York Municipal Bonds if the interest thereon is exempt from Federal income tax and New York State and New York City personal income taxes, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Joint Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered New York Municipal Bonds or Municipal Bonds.

      The two principal classifications of New York Municipal Bonds and Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” General obligation bonds are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such IDBs depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. New York Municipal Bonds and Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Each Fund may purchase New York Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of each Fund’s assets that may be invested in New York Municipal Bonds and Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders.”

      Also included within the general category of New York Municipal Bonds and/or Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as “lease obligations”) relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

      Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of New York Municipal Bonds and Municipal Bonds for investment by each Fund.

Special Considerations Relating to New York Municipal Bonds

      Each Fund ordinarily will invest at least 80% of its total assets in New York Municipal Bonds and, therefore, is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New York Municipal Bonds to this degree. FAM does not believe that current economic conditions in New York will have a significant adverse effect on each Fund’s ability to invest in high-quality New York Municipal Bonds. As of July 18, 2000, New York’s general obligation bonds were rated A+ by S&P and A2 by Moody’s. See Exhibit III — “Economic and Other Conditions in New York” and Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper.”

Other Investment Policies

      Each Fund has adopted certain other policies as set forth below:

      Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

      When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell New York Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

      Indexed and Inverse Floating Obligations. Each Fund may invest in New York Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in New York Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain New York Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund’s return on such New York Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

      Call Rights. Each Fund may purchase a New York Municipal Bond or Municipal Bond issuer’s rights to call all or a portion of such New York Municipal Bond or Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related New York Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related New York Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related New York Municipal Bond or Municipal Bond is identical to holding a New York Municipal Bond or Municipal Bond as a non-callable security.

      Repurchase Agreements. The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

      In general, for Federal, New York State and New York City personal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

      Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of its Common Stock, the net asset value of its Common Stock will fluctuate. No assurance can be given that a Fund’s hedging transactions will be effective. In addition, because of the leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund has an obligation to enter into hedging transactions and each may choose not to do so.

      Certain Federal income tax requirements may limit a Fund’s ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders — Tax Treatment of Options and Futures

Transactions.” In addition, in order to obtain ratings of the AMPS from one or more of the NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of the NRSROs. See “Rating Agency Guidelines” below.

      The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund’s use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders.

      Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to New York Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. Neither Fund may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

      Each Fund receives a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

      Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

      Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in New York Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

      The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

      Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging New York Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

      Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the New York Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

      Over-The-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

      Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

      Risk Factors in Financial Futures Contracts and Options Thereon. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and New York Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

      Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund’s assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

      Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

      The volume of trading in the exchange markets with respect to New York Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

      Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

      The liquidity of a secondary market in a financial futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

      If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

      The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

      The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. For this purpose and under the Investment Company Act, for the Common Stock and AMPS voting together as a single class, “majority” means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock, but for the AMPS voting separately as a single class, “majority” means more than 50% of the outstanding AMPS. Neither Fund may:

1. Make investments for the purpose of exercising control or management.

2. Purchase or sell real estate, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

3. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act.

4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

5. Make loans to other persons, except that the Fund may purchase New York Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

      For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

      Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provided that neither Fund may:

a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New York Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related New York Municipal Bonds and Municipal Bonds.

      If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

      For so long as shares of its AMPS are rated by Moody’s, neither Fund will change these additional investment restrictions unless it receives written confirmation from Moody’s that any such change would not impair the rating then assigned to the shares of AMPS by Moody’s.

      FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but no assurance can be given that such application will be made and, if made, that such order would be granted.

Rating Agency Guidelines

      Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody’s and S&P in connection with its receipt of a rating for such shares on or prior to their date of original issue of at least “aaa” from Moody’s and AAA from S&P. Moody’s and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody’s and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

      Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to the AMPS. See “The Reorganization — Risk Factors and Special Considerations — Ratings Considerations.”

      For so long as any shares of a Fund’s AMPS are rated by Moody’s or S&P, as the case may be, a Fund’s use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

      There are differences in concentration among the types of securities held in the portfolio of each Fund. For New York Insured, as of July 31, 2000, approximately 87.62%, 11.20% and 1.18% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively. For New York Insured IV, as of July 31, 2000, approximately 92.01%, 7.08% and 0.91% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively.

      Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different. As a result, there are certain differences in the composition of the two investment portfolios. The tables below set forth ratings information for the New York Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

  New York Insured

      As of July 31, 2000, approximately 92.45% of the market value of New York Insured’s portfolio was invested in long-term municipal obligations and approximately 7.55% of the market value of New York Insured’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of New York Insured’s long-term municipal obligation investment portfolio as of July 31, 2000.

		Number of	Value
S&P*	Moody’s*	Issues	(in thousands)	Percent

AAA	Aaa	118	$502,993	85.75%
AA	Aa	7	25,796	4.40
A	A	4	15,743	2.68
BBB	Baa	2	17,791	3.03
NR	NR	4	24,253	4.14

	Total:	135	$586,576	100.00%

*	Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper.”

  New York Insured IV

      As of July 31, 2000, approximately 92.60% of the market value of New York Insured IV’s portfolio was invested in long-term municipal obligations and approximately 7.40% of the market value of New York Insured IV’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of New York Insured IV’s long-term municipal obligation investment portfolio as of July 31, 2000.

		Number of	Value
S&P*	Moody’s*	Issues	(in thousands)	Percent

AAA	Aaa	32	$81,682	90.61%
AA	Aa	2	5,748	6.38
NR	NR	1	2,715	3.01

	Total:	35	$90,145	100.00%

*	Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper.”

Portfolio Transactions

      The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund’s portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

      Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

      Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with that Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

      The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

      The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

      Periodic auctions are conducted for the AMPS of each Fund by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

Portfolio Turnover

      Generally, neither Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the fiscal periods indicated is set forth below:

			Period
	Year Ended	Year Ended	September 19, 1997†
New York Insured	August 31, 2000	August 31, 1999	to August 31, 1998

	85.08%	34.48%	52.91%

Period
July 23, 1999†
New York Insured IV	to May 31, 2000

62.00%

† Commencement of operations.

Net Asset Value

      The net asset value per share of Common Stock of each Fund is determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

      The New York Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New York Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

      Each Fund determines and makes available for publication weekly the net asset value of its Common Stock. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Capital Stock

      Each Fund has outstanding both Common Stock and AMPS. The Common Stock of New York Insured is traded on the NYSE. The shares of New York Insured Common Stock commenced trading on the NYSE on September 22, 1997. As of August 31, 2000, the net asset value per share of New York Insured Common Stock was $14.19 and the market price per share was $12.625. The Common Stock of New York Insured IV is traded on the AMEX. The shares of New York Insured IV Common Stock commenced trading on the AMEX on August 2, 1999. As of August 31, 2000, the net asset value per share of New York Insured IV Common Stock was $14.51 and the market price per share was $13.0625.

      Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with New York Insured’s offering of shares of AMPS, New York Insured reclassified 3,800 shares of unissued capital stock as AMPS. In connection with the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. by New York Insured, New York Insured reclassified an additional 7,160 shares of unissued capital stock as AMPS. In connection with New York Insured IV’s offering of shares of AMPS, New York Insured IV reclassified 1,560 shares of its unissued capital stock as AMPS.

  Common Stock

      Holders of each Fund’s Common Stock are entitled to share equally in dividends declared by the Fund’s Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See “Voting Rights” and “Liquidation Rights of Holders of AMPS” below. Holders of a Fund’s Common Stock do not have preemptive or conversion rights and shares of a Fund’s Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

      So long as any shares of a Fund’s AMPS or any other preferred stock are outstanding, holders of the Fund’s Common Stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund’s AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

  Preferred Stock

      The AMPS of each Fund have a similar structure. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of each Fund have a liquidation preference of $25,000 per share; neither Fund’s AMPS are traded on any stock exchange or over-the-counter. Each Fund’s AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

      Auctions generally have been held and will be held every seven days for the AMPS of each Fund, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction.

Auction Date	Fund	Series	Dividend Rate

October 25, 2000	NY Insured	A	3.40%
October 26, 2000	NY Insured	B	3.519%
October 30, 2000	NY Insured	C	3.95%
October 27, 2000	NY Insured	D	3.90%
October 31, 2000	NY Insured	E	3.95%
October 26, 2000	NY Insured IV	A	3.50%

      Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund’s preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund’s AMPS equals its liquidation preference plus accumulated dividends per share.

      The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody’s and S&P in connection with their issuance of ratings on the AMPS.

Certain Provisions of the Charter

      Each Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of Common Stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

      In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of the Fund’s shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund’s shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

      In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund’s outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

      The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Management of the Funds

      Directors and Officers. The Board of Directors of New York Insured currently consists of nine persons, seven of whom are not “interested persons,” as defined in the Investment Company Act, of New York Insured. The Board of Directors of New York Insured IV currently consists of seven persons, five of whom are not “interested persons” of New York Insured IV. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds have the same slate of officers with a few exceptions. For further information regarding the Directors and officers of each Fund, see “Item 2. Election of Directors” and Exhibit I — “Information Pertaining to Each Fund.”

      Roberto W. Roffo serves as the portfolio manager for each Fund. Mr. Roffo will serve as the portfolio manager of the Combined Fund after the Reorganization. The portfolio manager is primarily responsible for the management of the applicable Fund’s portfolio. Biographical information with respect to Mr. Roffo is contained in Exhibit I — “Information Pertaining to Each Fund.”

      Management and Advisory Arrangements. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each Fund pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. FAM and its affiliate MLIM, act as the investment adviser to more than 100 other registered investment companies and offer services to individuals and institutional accounts. As of September 2000, FAM and MLIM had a total of approximately $571 billion in investment company and other portfolio assets under management (approximately $38.5 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of FAM. FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

      Each Fund’s investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

      FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

      For the services provided by FAM under each Fund’s investment advisory agreement, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund’s average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of AMPS, minus the sum of accrued liabilities of the Fund and accumulated dividends on its AMPS). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

      Each Fund’s investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, listing fees, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

      Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund’s Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

      Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

      The Board of Directors of each Fund has approved a Code of Ethics under Rule 17j-l of the Investment Company Act that covers the Funds and FAM. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by each Fund.

Voting Rights

      Voting rights are identical for the holders of shares of each Fund’s Common Stock. Holders of each Fund’s Common Stock are entitled to one vote for each share held by them and will vote with the holders of any outstanding shares of the Fund’s AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

      Voting rights of the holders of each Fund’s AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund’s AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund’s stockholders and will vote together with the holders of shares of the Fund’s Common Stock as a single class.

      The shares of each Fund’s Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund’s Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund’s Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

      In connection with the election of a Fund’s Directors, holders of shares of a Fund’s AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund’s Directors, and the remaining Directors will be elected by holders of shares of the Fund’s Common Stock and shares of the Fund’s AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund’s AMPS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of any shares of a Fund’s preferred stock are entitled, together with the holders of shares of the Fund’s AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund’s AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

      The affirmative vote of the holders of a majority of the outstanding shares of a Fund’s AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund’s investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act.

Stockholder Inquiries

      Stockholder inquiries with respect to either Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Joint Proxy Statement and Prospectus.

Dividends and Distributions

      The Funds’ current policies with respect to dividends and distributions relating to shares of their Common Stock are identical. Each Fund intends to distribute dividends equal to all or a portion of its net investment income monthly to holders of a Fund’s Common Stock. Monthly distributions to holders of a Fund’s Common Stock normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund’s AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Common Stock. As a result, the dividend paid by a Fund to holders of its Common Stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized long-term or short-term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund’s Common Stock and AMPS. While any shares of a Fund’s AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund’s Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund’s AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund’s outstanding shares of AMPS. If a Fund’s ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification under Federal income tax law for taxation as a regulated investment company, which would have adverse tax consequences for stockholders. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders.”

      Similarly, the Funds’ current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund’s AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund’s shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund’s Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund’s investments. Dividends for each Fund’s AMPS are paid through The Depository Trust Company (“DTC”) (or a successor securities depository) on each dividend payment date. DTC’s normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund’s AMPS which may be in arrears.

      Dividends paid by each Fund, to the extent paid from tax-exempt income earned on New York Municipal Bonds, are exempt from Federal income tax and New York State and New York City personal income taxes, subject to the possible application of the Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax and New York State and New York City personal income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. See “Tax Rules Applicable to the Funds and their Stockholders” below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund’s AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund’s AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

      For information concerning the manner in which dividends and distributions to holders of each Fund’s Common Stock may be reinvested automatically in shares of the Fund’s Common Stock, see “Automatic Dividend Reinvestment Plan” below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

      If either Fund retroactively allocates any net capital gains or other income subject to regular Federal income tax and New York State and New York City personal income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, such Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

      Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s Common Stock elects otherwise, all dividend distributions are automatically reinvested by BONY, as agent for stockholders of New York Insured in administering the Plan, or State Street, as agent for New York Insured IV stockholders in administering the Plan (each, a “Plan Agent”), in additional shares of a Fund’s Common Stock. BONY will be the Plan Agent for the Combined Fund after the Reorganization. Holders of a Fund’s Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY or State Street, as applicable, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY or State Street, as applicable, as dividend paying agent, at the addresses set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the applicable Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

      Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in a Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund’s Common Stock. The shares are acquired by the applicable Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund’s Common Stock from the Fund (“newly-issued shares”) or (ii) by purchase of outstanding shares of the Fund’s Common Stock on the open market (“open-market purchases”), on the NYSE (for New York Insured) or AMEX (for New York Insured IV) or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund’s Common Stock is equal to or less than the market price per share of the Fund’s Common Stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the applicable Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund’s Common Stock to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the applicable Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

      In the event of a market discount on the dividend payment date, the applicable Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the applicable Plan Agent has completed its open-market purchases, the market price of a share of a Fund’s Common Stock exceeds the net asset value per share, the average per share purchase price paid by the applicable Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, each Plan provides that if the applicable Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the applicable Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

      The applicable Plan Agent maintains all stockholders’ accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the applicable Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased or received pursuant to a Plan. The applicable Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

      In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the applicable Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in that Plan.

      There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the applicable Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders.”

      Stockholders participating in a Plan may receive benefits not available to stockholders not participating in that Plan. If the market price (plus commissions) of a Fund’s shares of Common Stock is higher than the net asset value of such shares, participants in a Plan receive shares of the Fund’s Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders” for a discussion of the tax consequences of the Plan.

      Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

      After the Reorganization, a holder of shares of New York Insured IV who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. However, if a stockholder owns shares in New York Insured IV and in New York Insured, after the Reorganization, the stockholder’s election with respect to the dividends of New York Insured will control unless the stockholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent of New York Insured, The Bank of New York, at 101 Barclay Street, New York, New York 10286.

Mutual Fund Investment Option

      A holder of Common Stock of either Fund, who purchased his or her shares through Merrill Lynch in the Fund’s initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class D shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of New York Insured IV Common Stock who qualifies for this option will have the same option with respect to the shares of New York Insured Common Stock received in the Reorganization.

Liquidation Rights of Holders of AMPS

      Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of shares of the Fund’s AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund’s Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund’s AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Tax Rules Applicable to the Funds and their Stockholders

      The tax consequences of investing in shares of Common Stock or AMPS of each Fund are identical. The Funds have elected and qualified for the special tax treatment afforded RICs under the Code. New York Insured intends to continue to so qualify after the Reorganization. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. New York Insured intends to continue to distribute substantially all of its income following the Reorganization.

      Each Fund is qualified to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund’s stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds from an issue of IDBs or PABs, if any, held by a Fund.

      The portion of exempt-interest dividends paid from interest received by a Fund from New York Municipal Bonds also is exempt from New York State and New York City personal income taxes. However, exempt-interest dividends paid to a corporate stockholder are subject to New York State corporation franchise tax and New York City general corporation tax. Stockholders subject to income taxation by states other than New York and cities other than New York City realize a lower after-tax rate of return than New York State and City stockholders since the dividends distributed by a Fund generally are not exempt, to any significant degree, from income taxation by such other states or cities. Each Fund informs its stockholders annually as to the portion of the Fund’s distributions that constitutes exempt-interest dividends and the portion that is exempt from New York State and New York City personal income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund’s shares is not deductible for Federal income tax or New York State or New York City personal income tax purposes to the extent attributable to exempt-interest dividends.

      The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each Fund, as well as the Series D AMPS to be issued by New York Insured, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP, counsel to each Fund, the shares of each Fund’s currently outstanding AMPS, as well as the Series D AMPS to be issued by New York Insured, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

      To the extent that a Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered taxable ordinary income for Federal income tax and New York State and New York City personal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares and for New York State and New York City personal income tax purposes will be treated as capital gains which are taxed at ordinary income rates. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

      A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of capital gain dividends received by the stockholder. In addition, such loss is disallowed to the extent of any exempt-interest dividends received by the stockholder. Distributions in excess of a Fund’s earnings and profits first will reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

      The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class’s proportionate share of such income. After the Reorganization, New York Insured will, likewise, so designate distributions with respect to its Common Stock and its AMPS, Series A, Series B, Series C, Series D and Series E. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund’s AMPS (the “taxable distribution”) depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

      In the opinion of Brown & Wood LLP, counsel to each Fund, under current law the manner in which each Fund allocates, and New York Insured will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of Common Stock and outstanding AMPS (including, for New York Insured, its Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS and Series E AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund’s calculation of each class’s allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund’s method for allocating tax-exempt income, net capital gains and other taxable income among shares of Common Stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel’s opinion and attempt to reallocate a Fund’s net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to the affected stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund’s allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

      The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. “Private activity bonds” are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference” which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such “private activity bonds” and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

      The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments (“nontraditional instruments”). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

      If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See “Dividends and Distributions.” This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to stockholders for Federal income tax and New York State and New York City personal income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. No assurance can be given, however, that any such action would achieve such objectives.

      As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that each Fund has issued and that the Combined Fund may issue may raise a question as to whether distributions on such preferred stock are “preferential” under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by New York Insured will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, no assurance can be given that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends the Funds paid on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Stock and the AMPS would not be exempt from Federal income tax. Additionally, the Funds would be subject to a Federal alternative minimum tax.

      Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and New York Insured intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

      The value of shares acquired pursuant to a Fund’s Plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the Fund’s Plan. Thus, stockholders who do not participate in the Plan, as well as Plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

      Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

      Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

      The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

      Tax Treatment of Options and Futures Transactions. Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

      Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable tax laws. The Code and the Treasury regulations, as well as the New York State and New York City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General

      Under the Agreement and Plan (attached hereto as Exhibit II), New York Insured will acquire substantially all of the assets, and will assume substantially all of the liabilities, of New York Insured IV, in exchange solely for shares of New York Insured Common Stock and New York Insured Series D AMPS to be issued by New York Insured. The number of shares of New York Insured Common Stock issued to New York Insured IV by New York Insured will have an aggregate net asset value equal to the aggregate net asset value of the shares of New York Insured IV Common Stock (except that cash will be paid in lieu of any fractional shares). The number of shares of New York Insured Series D AMPS issued to New York Insured IV by New York Insured will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the New York Insured IV AMPS. Upon receipt by New York Insured IV of such shares, New York Insured IV will (i) distribute pro rata the shares of New York Insured Common Stock to the holders of New York Insured IV Common Stock in exchange for their shares of New York Insured IV Common Stock and (ii) distribute pro rata the shares of New York Insured Series D AMPS to the holders of New York Insured IV AMPS in exchange for their New York Insured IV AMPS. Prior to the transfer of substantially all of the assets and substantially all of the liabilities of New York Insured IV to New York Insured, New York Insured will file Articles of Amendment to the Articles Supplementary creating additional shares of New York Insured Series D AMPS with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”). As soon as practicable after the effective date for the transfer of substantially all of the assets and substantially all of the liabilities of New York Insured IV to New York Insured (the “Exchange Date”), New York Insured IV will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Fund, and will dissolve.

      As set forth above, New York Insured IV will distribute pro rata the shares of New York Insured Common Stock and the shares of New York Insured Series D AMPS received by it to the holders of record of New York Insured IV Common Stock and New York Insured IV AMPS, as applicable, in exchange for such stockholders’ shares in New York Insured IV. Such distribution will be accomplished by opening new accounts on the books of New York Insured in the names of the holders of New York Insured IV Common Stock and of New York Insured IV AMPS and transferring to those stockholder accounts the New York

Insured Common Stock or New York Insured Series D AMPS previously credited on those books to the accounts of New York Insured IV. Each newly-opened account on the books of New York Insured for the previous holders of Common Stock of New York Insured IV would represent the respective pro rata number of shares of New York Insured Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of New York Insured Common Stock will be issued. In lieu thereof, New York Insured’s transfer agent, BONY, will aggregate all fractional shares of New York Insured Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Common Stock certificates of New York Insured IV. Similarly, each newly-opened account on the books of New York Insured for the previous holders of AMPS of New York Insured IV would represent the respective pro rata number of shares of New York Insured Series D AMPS due such holder of AMPS. See “Surrender and Exchange of Stock Certificates” below for a description of the procedures to be followed by the stockholders of New York Insured IV to obtain their New York Insured Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in “street name” by The Depository Trust Company, all transfers are accomplished by book entry.

      Accordingly, as a result of the Reorganization, each holder of New York Insured IV Common Stock would own shares of New York Insured Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder’s New York Insured IV Common Stock immediately prior to the Exchange Date. Since the New York Insured Common Stock would be issued at net asset value and the shares of New York Insured IV Common Stock would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of each Fund will not be diluted as a result of the Reorganization. Similarly, since the New York Insured Series D AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of New York Insured IV, holders of AMPS of each Fund will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the Combined Fund after the Reorganization than he or she did in either of the constituent Funds.

Procedure

      At a meeting of the Board of Directors of each Fund, the Board of Directors of each Fund, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act, of the applicable Fund, unanimously approved the Agreement and Plan. The Board of Directors of New York Insured unanimously approved the submission of the Agreement and Plan to the holders of New York Insured AMPS for approval as described herein. The Board of Directors of New York Insured IV unanimously approved the submission of the Agreement and Plan to the holders of New York Insured IV Common Stock and New York Insured IV AMPS for approval as described herein.

      Also, the Board of Directors of New York Insured approved the issuance of additional shares of New York Insured Common Stock and the filing of Articles of Amendment to the Articles Supplementary creating additional shares of New York Insured Series D AMPS to be distributed to holders of New York Insured IV AMPS as part of the Reorganization.

      As a result of such Board approvals, the Funds have jointly filed this Joint Proxy Statement and Prospectus with the SEC soliciting a vote of the holders of Common Stock and AMPS of New York Insured IV and the vote of the holders of New York Insured AMPS to approve the Reorganization. If the stockholders of New York Insured IV and the holders of New York Insured AMPS approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan or an opinion of counsel to the same effect.

      The Board of Directors of New York Insured recommends that the holders of New York Insured AMPS approve the Agreement and Plan. The Board of Directors of New York Insured IV recommends that the holders of New York Insured IV Common Stock and New York Insured IV AMPS approve the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

      The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit II.

      Valuation of Assets and Liabilities. The respective assets of each Fund will be valued on the business day prior to the Exchange Date (the “Valuation Date”). The valuation procedures are the same for both Funds: net asset value per share of the Common Stock of each Fund will be determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

      The New York Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New York Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Boards of Directors.

      Distribution of New York Insured Common Stock and New York Insured Series D AMPS. On the Exchange Date, New York Insured will issue to New York Insured IV a number of shares of New York Insured Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of Common Stock of New York Insured IV on the Valuation Date. Each holder of New York Insured IV Common Stock will receive the number of shares of New York Insured Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of the New York Insured IV Common Stock. On the Exchange Date, New York Insured also will issue to New York Insured IV a number of shares of New York Insured Series D AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of New York Insured IV AMPS on the Valuation Date. Each holder of AMPS of New York Insured IV will receive the number of shares of New York Insured Series D AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the New York Insured IV AMPS.

      No sales charge or fee of any kind will be charged to stockholders of New York Insured IV in connection with their receipt of New York Insured Common Stock or New York Insured Series D AMPS in the Reorganization. Holders of New York Insured IV AMPS will find that the auction date and dividend payment date for the New York Insured Series D AMPS received in the Reorganization fall on a different day of the week than the auction date and dividend payment date of the New York Insured IV AMPS. This change in the auction date and dividend payment date will not adversely affect the value of a holder’s AMPS. The New York Insured IV AMPS are auctioned on Thursdays. It is anticipated that the auction for the New York Insured Series D AMPS will be held on Fridays. The auction procedures for all of the AMPS are substantially the same. As a result of the Reorganization, the last dividend period for the AMPS of New York Insured IV prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

      Expenses. The expenses of the Reorganization that are directly attributable to New York Insured IV and the conduct of its business will be deducted from the assets of New York Insured IV as of the Valuation

Date. These expenses are expected to include (a) the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the New York Insured IV Meeting, (b) the expenses related to the solicitation of proxies from stockholders of New York Insured IV to be voted at that Meeting, and (c) a portion of the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization, including expenses incurred in connection with obtaining the IRS private letter ruling, the preparation of the Agreement and Plan, as well as SEC registration fees and legal and audit fees, will be borne equally by the Funds. The expenses of the Reorganization that are directly attributable to New York Insured and the conduct of its business will be deducted from the assets of New York Insured as of the Valuation Date. These expenses are expected to include, among other things: (a) the fees, if any, of the rating agencies with respect to the additional shares of New York Insured Series D AMPS, (b) the costs of printing stock certificates for the shares to be issued by New York Insured to New York Insured IV as part of the Reorganization and (c)(i) the expenses of preparing, printing and mailing the proxy materials to be utilized in connection with the New York Insured Meeting, (ii) the expenses related to the solicitation of proxies from the holders of New York Insured AMPS to be voted at that Meeting, and (iii) a portion of the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization attributable to New York Insured are currently estimated to be $112,000. The expenses of the Reorganization attributable to New York Insured IV are currently estimated to be $89,000.

      Required Approvals. Under the Articles of Incorporation of each Fund (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the AMPS of each Fund), relevant Maryland law and the rules of the applicable Exchange, stockholder approval of the Agreement and Plan requires (i) the affirmative vote of stockholders representing more than 50% of the outstanding shares of New York Insured AMPS, voting separately as a class, and (ii) the affirmative vote of stockholders representing more than 50% of the outstanding shares of New York Insured IV Common Stock and New York Insured IV AMPS, voting together as a single class, and (iii) the affirmative vote of stockholders representing more than 50% of the outstanding shares of New York Insured IV AMPS, voting separately as a single class. The vote of the holders of New York Insured Common Stock is not required on approval of the Agreement and Plan (Item 1). Because of the requirement that the Agreement and Plan be approved by the stockholders of New York Insured IV and by holders of New York Insured AMPS, the Reorganization will not take place if either the stockholders of New York Insured IV or the holders of New York Insured AMPS do not approve the Agreement and Plan.

      Deregistration and Dissolution. Following the transfer of substantially all of the assets and substantially all of the liabilities of New York Insured IV to New York Insured and the distribution of shares of New York Insured Common Stock and New York Insured Series D AMPS to stockholders of New York Insured IV, in accordance with the foregoing, New York Insured IV will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

      Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of New York Insured IV and by the holders of New York Insured AMPS, a favorable IRS ruling or an opinion of counsel being received with respect to certain tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

      Postponement, Termination. Under the Agreement and Plan, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of both Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan has not been fulfilled or waived by such Board.

Potential Benefits to Holders of Common Stock of the Funds as a Result of the Reorganization

      In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share for holders of Common Stock of the Combined Fund, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the Combined Fund. Following the Reorganization, New York Insured IV stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of New York Insured IV. The Board of Directors of each Fund also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds’ portfolios of New York Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Board of Directors of each Fund noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of New York Municipal Bonds and Municipal Bonds. The Board of Directors of each Fund also considered the relative tax positions of each of the Fund’s portfolios. Based on those factors, the Board of Directors of each Fund concluded that the Reorganization will potentially benefit the stockholders of each Fund in that it (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including legal, accounting and administrative costs).

      In the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to New York Insured IV. It is not anticipated that FAM will continue such advisory fee waiver or expense reimbursement with respect to New York Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization.

      The surviving fund that would result from the Reorganization would have a larger asset base than either of the Funds has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger combined fund are likely to be less than the aggregate expenses for each Fund, resulting in a lower expense ratio for common stockholders of the Combined Fund and higher earnings per share of common stock. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the Combined Fund. To illustrate the potential economies of scale, the table below shows the total annualized operating expense ratio of each Fund and pro forma for the Combined Fund based on net assets both excluding and including assets attributable to AMPS as of July 31, 2000.

	Total	Net Assets,	Total	Net Assets,
	Annualized Operating	Excluding Assets	Annualized Operating	Including Assets
	Expense Ratio,	Attributable to	Expense Ratio,	Attributable to
	Excluding AMPS	AMPS	Including AMPS	AMPS

New York Insured	1.27%	$368,053,614	0.73%	$642,053,614

New York Insured IV	1.45%*	$59,233,791	0.88%**	$98,233,791

Combined Fund	1.25%	$427,287,405	0.72%	$740,287,405

*	Including such fee waiver and expense reimbursement, the total annualized operating expense ratio for New York Insured IV would have been 1.14%.

**	Including such fee waiver and expense reimbursement, the total annualized operating expense ratio for New York Insured IV would have been 0.69%.

      Management projections estimate that New York Insured will have net assets including assets attributable to AMPS of approximately $740 million upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, New York Insured may be able to purchase larger amounts of New York Municipal Bonds and Municipal Bonds at more favorable prices than could either Fund separately and, with this greater purchasing power, request improvements in the terms of the New York Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

      Based on the foregoing, the Board of Directors of each Fund concluded that the Reorganization is in the best interests of the stockholders of each Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above.

      In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of Common Stock of New York Insured IV of approximately $0.02 as a result of the estimated costs of the Reorganization, management of New York Insured IV advised its Board of Directors that it expects such costs would be recovered within approximately nine months after the Exchange Date because the operating expense ratio of the Combined Fund is expected to be lower than the operating expense ratio of New York Insured IV.

      It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

Surrender and Exchange of Stock Certificates

      After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of New York Insured IV Common Stock will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of New York Insured Common Stock distributable with respect to such holder’s shares of New York Insured IV Common Stock, together with cash in lieu of any fractional shares of New York Insured IV Common Stock. Promptly after the Exchange Date, the transfer agent for the New York Insured Common Stock will mail to each holder of certificates formerly representing shares of New York Insured IV Common Stock a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of New York Insured Common Stock and cash in lieu of any fractional shares of New York Insured Common Stock.

      Shares of AMPS are held in “street name” by the Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.

If prior to Reorganization you held:	After the Reorganization, you will hold:

New York Insured Common Stock
New York Insured Series A AMPS
New York Insured Series B AMPS
New York Insured Series C AMPS
New York Insured Series D AMPS
New York Insured Series E AMPS
New York Insured IV Common Stock
New York Insured IV Series A AMPS	New York Insured Common Stock
New York Insured Series A AMPS
New York Insured Series B AMPS
New York Insured Series C AMPS
New York Insured Series D AMPS
New York Insured Series E AMPS
New York Insured Common Stock
New York Insured Series D AMPS

      Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, holders of New York Insured IV Common Stock will be furnished with instructions for exchanging their stock certificates for New York Insured stock certificates and, if applicable, cash in lieu of fractional shares of New York Insured Common Stock.

      From and after the Exchange Date, certificates formerly representing shares of New York Insured IV Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of New York Insured Common Stock distributable with respect to the shares of New York Insured IV held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of New York Insured IV Common Stock as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of New York Insured Common Stock, as of any date after the Exchange Date and prior to the exchange of certificates by any holder of New York Insured IV Common Stock, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

      From and after the Exchange Date, there will be no transfers on the stock transfer books of New York Insured IV. If, after the Exchange Date, certificates representing shares of New York Insured IV Common Stock are presented to New York Insured, they will be canceled and exchanged for certificates representing New York Insured Common Stock and cash in lieu of fractional shares of New York Insured Common Stock, if any, distributable with respect to such New York Insured Common Stock in the Reorganization.

Tax Consequences of the Reorganization

      Summary. As discussed below, the Reorganization is structured to insure that neither the stockholders of New York Insured nor the stockholders of New York Insured IV will recognize a gain or loss on the transaction. In addition, the basis of the New York Insured shares received by New York Insured IV stockholders will be the same as such holders’ basis in the New York Insured IV shares exchanged.

      Each Fund has net realized capital losses and net unrealized capital losses. Generally, the Combined Fund will be able to use these losses to offset future income. However, the Code may apply some restrictions as to the timing and use of these losses which could reduce the benefit to the Combined Fund.

      General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and New York Insured intends to continue to so qualify after the Reorganization. The Funds have received a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by New York Insured IV for New York Insured stock, as described, will constitute a reorganization, and New York Insured IV and New York Insured will each be deemed a “party” to the Reorganization; (ii) New York Insured IV will not recognize any gain or loss as a result of the Reorganization or on the distribution of New York Insured Common Stock and New York Insured Series D AMPS to the stockholders of New York Insured IV; (iii) New York Insured will not recognize any gain or loss as a result of the Reorganization; (iv) the stockholders of New York Insured IV will not recognize any gain or loss on the receipt of New York Insured Common Stock and New York Insured Series D AMPS in exchange for their corresponding shares of New York Insured IV Common Stock or New York Insured IV AMPS (except to the extent that holders of New York Insured IV Common Stock receive cash representing an interest in fractional shares of New York Insured Common Stock in the Reorganization); (v) the tax basis of the assets of New York Insured IV in the hands of New York Insured will be the same as the tax basis of such assets in the hands of New York Insured IV immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of the New York Insured Common Stock or New York Insured Series D AMPS received by the stockholders of New York Insured IV in the Reorganization will be equal to the tax basis of the New York Insured IV Common Stock or New York Insured IV AMPS surrendered in exchange; (vii) a stockholder’s holding period for the New York Insured Common Stock or New York Insured Series D AMPS will be determined by including the period for which such stockholder held the New York Insured IV Common Stock or New York Insured IV AMPS exchanged therefor, provided, that such shares were held as a capital asset; (viii) New York Insured’s holding period with respect to the assets of New York Insured IV transferred will include the period for which such assets were held by New York Insured IV; (ix) the payment of cash to common holders of New York Insured IV Common Stock in lieu of fractional shares of New York Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the New York Insured fractional shares; and (x) the taxable year of New York Insured IV will end on the effective date of the Reorganization and New York Insured will succeed to and take into account certain tax attributes of New York Insured IV, such as earnings and profits, capital loss carryovers and method of accounting.

      As noted in the discussion under “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders,” a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of additional New York Insured Series D AMPS pursuant to the Reorganization in addition to the already existing New York Insured Series A AMPS, New York Insured Series B AMPS, New York Insured Series C AMPS, New York Insured Series D AMPS and New York Insured Series E AMPS will not cause distributions on any series of New York Insured AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, New York Insured could lose the special tax treatment afforded RICs. In this case, dividends on the shares of New York Insured Common Stock and New York Insured AMPS would not be exempt from Federal income tax. Additionally, New York Insured would be subject to a Federal alternative minimum tax.

      Under Section 381(a) of the Code, New York Insured will succeed to and take into account certain tax attributes of New York Insured IV, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to New York Insured.

      Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

      Regulated Investment Company Status. The Funds have elected and qualified for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization New York Insured intends to continue to so qualify.

Capitalization

      The following table sets forth as of August 31, 2000 (i) the capitalization of New York Insured, (ii) the capitalization of New York Insured IV and (iii) the capitalization of the Combined Fund, as adjusted to give effect to the Reorganization.

Pro Forma Capitalization of New York Insured, New York Insured IV

and the Combined Fund as of August 31, 2000 (unaudited)

				Combined
			Pro Forma	Fund as
	New York Insured	New York Insured IV	Adjustment	Adjusted(a)

Net Assets:
Net Assets Attributable to Common Stock	$376,391,177	$60,576,722	(2,466,060)	$434,501,839
Net Assets Attributable to AMPS	$274,000,000	$39,000,000		$313,000,000

Shares Outstanding:
Common Stock	26,531,247	4,174,097	90,244	30,795,588	(b)
AMPS
Series A	1,900	1,560	(1,560)	1,900
Series B	1,900	—		1,900
Series C	3,040	—		3,040
Series D	2,120	—	1,560	3,680	(b)
Series E	2,000	—		2,000

Net Asset Value Per Share:
Common Stock	$14.19	$14.51	—	$14.11	(c)
AMPS	$25,000	$25,000	—	$25,000

(a)	The adjusted balances are presented as if the Reorganization had been consummated on August 31, 2000 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of approximately $112,000 attributable to New York Insured and $89,000 attributable to New York Insured IV. No assurance can be given about how many shares of NY Insured Common Stock will be received by holders of Common Stock of NY Insured IV on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of NY Insured Common Stock that actually will be received on or after such date.

(b)	Assumes the issuance of 4,264,341 shares of New York Insured Common Stock and 1,560 additional newly-issued shares of Series D AMPS, in exchange for the net assets of New York Insured IV. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions and estimated Reorganization expenses, on August 31, 2000.

(c)	Net Asset Value Per Share of Common Stock net of Reorganization-related expenses of $201,000 and distribution of undistributed net investment income of $1,944,232 for New York Insured and $320,828 for New York Insured IV.

ITEM 2. ELECTION OF DIRECTORS

      At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the applicable stockholders of each Fund approve the Reorganization as described above, then the Board of Directors of New York Insured elected at its Annual Meeting will serve as the Board of Directors of the Combined Fund, until the next Annual Meeting of Stockholders of the Combined Fund. If the applicable stockholders of either Fund vote against the Reorganization, then the Board of Directors of New York Insured IV elected at its Meeting will continue to serve until the next Annual Meeting of Stockholders of New York Insured IV. It is intended that all properly executed proxies that have not been properly revoked or superseded will be voted (unless such authority has been withheld in the proxy) as follows:

(1) All proxies of the holders of AMPS of each Fund, voting separately as a class, will be voted in favor of the two persons designated as Directors to be elected by the holders of shares of AMPS of that Fund;

(2) All proxies of the holders of New York Insured AMPS will be voted in favor of the persons designated as Directors to be elected by the holders of shares of Common Stock and AMPS of that Fund. (The holders of New York Insured AMPS vote together as a single class with the holders of New York Insured Common Stock on the election of these Directors. The proxies of the holders of New York Insured Common Stock are being solicited by a separate proxy statement); and

(3) All proxies of the holders of shares of Common Stock and AMPS of New York Insured IV, voting together as a single class, will be voted in favor of the persons designated as Directors to be elected by the holders of Common Stock and AMPS of that Fund.

      The Board of Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as such Board of Directors of each Fund may recommend.

      Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Directors is set forth in Exhibit I.

To Be Elected by Holders of AMPS of New York Insured IV, Voting Separately as a Class

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

Joseph L. May (1)(2) 424 Church Street Suite 2000 Nashville, Tennessee 37219	71	Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne- Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

André F. Perold (1)(2) Morgan Hall Soldiers Field Boston, Massachusetts 02163	48	Sylvan C. Coleman Professor of Financial Management, Harvard Business School since 1993, Professor from 1989 to 1993; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000.

To Be Elected by Holders of Common Stock and AMPS of New York Insured IV,

Voting Together as a Single Class

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of the Manager and Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAM”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

James H. Bodurtha (1)(2) 36 Popponesset Road Cotuit, Massachusetts 02635	56	Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980, Partner, Squire, Sanders & Dempsey from 1980 to 1993.

Herbert I. London (1)(2) 2 Washington Square Village New York, New York 10012	61	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

Roberta Cooper Ramo (1)(2) P.O. Box 2168 500 Fourth Street N.W., Albuquerque, New Mexico 87103	58	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers Inc. since 1999; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

To Be Elected by Holders of AMPS of New York Insured, Voting Separately as a Class

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

Charles C. Reilly (1)(2) 9 Hampton Harbor Road Hampton Bays, New York 11946	69	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

Richard R. West (1) (2) Box 604 Genoa, Nevada 89411	62	Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado Operating Company and Alexander’s Inc.

To Be Elected by Holders of Common Stock and AMPS of New York Insured,

Voting Together as a Single Class

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

Terry K. Glenn (1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of FAM and MLIM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Ronald W. Forbes (1)(2) 1400 Washington Avenue Albany, New York 12222	60	Professor Emeritus of Finance, School of Business, State University of New York at Albany, since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Cynthia A. Montgomery (1)(2) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	48	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Provident Corporation since 1990 and Director, NewellRubbermaid Company since 1995.

Kevin A. Ryan (1)(2) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	68	Founder and currently Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof until 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

Roscoe S. Suddarth (1)(2) 1761 N Street, N.W. Washington, D.C. 20036	65	President, Middle East Institute, since 1995; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

Edward D. Zinbarg (1)(2) 5 Hardwell Road Short Hills, New Jersey 07078-2117	66	Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

(1)	Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLIM or their affiliates act as investment adviser. See “Compensation of Directors” below and “Information pertaining to Officers and Directors” in Exhibit I.

(2)	Member of Audit Committee of the Board of Directors of the respective Fund.

*	Interested person, as defined in the Investment Company Act, of the respective Fund.

Committee and Board Meetings

      The Board of Directors of each Fund has a standing Audit Committee, which consists of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by each Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by each Fund. The Audit Committee also reviews and nominates candidates to serve as Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The Audit Committee generally will not consider nominees recommended by stockholders. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

      During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the fiscal year and (ii) if a member of the Audit Committee, the total number of meetings of the Audit Committee held during the period for which he or she served. See Exhibit I for further information about Audit Committee and Board meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of each Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, the NYSE (for New York Insured) and the AMEX (for New York Insured IV). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the respective Fund with copies of all Forms 3, 4 and 5 they file.

      Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of that Fund’s investment adviser, have complied with all filing requirements applicable to them with respect to transactions during each Fund’s most recent fiscal year except that, with respect to New York Insured, Jodi M. Pinedo inadvertently made a late Form 3 (Initial Statement of Beneficial Ownership of Securities) filing and Michael G. Clark and Philip M. Mandel (who resigned as Secretary of New York Insured in 1999) each inadvertently made a late Form 4 (Statement of Changes in Beneficial Ownership) filing. With respect to New York Insured IV, Roberta Cooper Ramo inadvertently made a late Form 3 filing and Michael G. Clark inadvertently made a late Form 4 filing.

Interested Persons

      Each Fund considers Mr. Glenn to be an “interested person” of that Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is the President and a Director of both Funds.

Compensation of Directors

      FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries.

      New York Insured pays each Director not affiliated with FAM (each a “non-affiliated Director”) an annual fee plus a fee for each meeting attended, and also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, an annual fee plus a fee for each meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings.

      New York Insured IV pays fees to each non-interested Director for service to New York Insured IV. Each non-affiliated Director receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by FAM or its affiliates (the “MLIM/FAM-Advised funds”). The portion of the annual retainer allocated to New York Insured IV is determined quarterly based on its relative net assets. Each non-affiliated Director also receives a fee per in-person board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-affiliated Director aggregate $60,000 for all MLIM/FAM-Advised funds for which that Director serves and are allocated equally among the funds. New York Insured IV reimburses the non-affiliated Director for actual out-of-pocket expenses relating to attendance at meetings.

      Information with respect to fees and expenses paid to the non-affiliated Directors for each Fund’s most recently completed fiscal year is set forth in Exhibit I.

Officers of the Funds

      Information regarding the officers of each Fund is set forth in Exhibit I. Officers of each Fund are elected and appointed by the applicable Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

ITEM 3.  SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Deloitte & Touche LLP (“D&T”) as the independent auditors to examine the financial statements of the Fund for the Fund’s current fiscal year. The current fiscal year for New York Insured is August 31, 2001. The current fiscal year for New York Insured IV is the fiscal year ending May 31, 2001. D&T is expected to act as independent auditors for the Combined Fund.

      No Fund knows of any direct or indirect financial interest of D&T in either Fund. Such appointment is subject to ratification or rejection by the stockholders of each respective Fund. If the applicable stockholders of each Fund approve the Reorganization as set forth above, then the independent auditors selected at the Meeting for New York Insured will serve as the independent auditors of the Combined Fund until the next Annual Meeting of Stockholders for the Combined Fund. If the applicable stockholders of either Fund vote against the Reorganization, then the independent auditors of each Fund selected at the applicable Meeting will continue to serve as independent auditors of that Fund until the next Annual Meeting of Stockholders of that Fund. Unless a contrary specification is made, the accompanying proxy of each Fund will be voted in favor of ratifying the selection of D&T as each Fund’s auditors.

      D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM and MLIM, and for most other investment companies for which FAM or MLIM acts as investment adviser. The Board of Directors of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each Fund.

      Representatives of D&T are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

INFORMATION CONCERNING THE ANNUAL MEETINGS

Date, Time and Place of Meetings

      The Meetings will be held on December 13, 2000 at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Exhibit I.

Solicitation, Revocation and Use of Proxies

      A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate

Fund or by voting in person at the applicable Meeting. Although mere attendance at a Meeting will not revoke a proxy, a stockholder present at a Meeting may withdraw his or her proxy and vote in person.

      All shares represented by properly executed proxies, unless such proxies previously have been superceded or revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted (i) “FOR” the approval of the Agreement and Plan, (ii) “FOR” the election of the applicable nominees to the applicable Board of Directors and (iii) “FOR” the ratification of the selection of D&T as independent auditors. It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

      Only holders of record of shares of Common Stock or AMPS of each Fund at the close of business on the Record Date are entitled to vote at the Meetings or any adjournment thereof. Holders of New York Insured Common Stock will receive a separate proxy statement in connection with the Meeting of New York Insured. At the close of business on the Record Date, the Funds had the number of shares outstanding indicated in Exhibit I.

Security Ownership of Certain Beneficial Owners and Management

      To the knowledge of the Funds, at the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock or AMPS of either Fund.

      As of the Record Date, none of the nominees held shares of the Funds except as set forth below:

Nominee	Fund and Class of Shares	No. of Shares Held*

Ronald W. Forbes	New York Insured Common Stock	404.492

*	These holdings represent less than 0.10% of the outstanding shares of Common Stock.

      As of the Record Date, the Directors and officers of New York Insured as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of New York Insured Common Stock and owned no New York Insured AMPS.

      As of the Record Date, the Directors and officers of New York Insured IV as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of New York Insured IV Common Stock and owned no New York Insured IV AMPS.

      On the Record Date, Mr. Glenn, a Director and an officer of each Fund, Arthur Zeikel, a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote

      For purposes of this Joint Proxy Statement and Prospectus, each share of New York Insured IV Common Stock, New York Insured AMPS and New York Insured IV AMPS is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of stockholders representing a majority of the outstanding shares of New York Insured AMPS, voting as a separate class; (ii) a majority of the outstanding shares of New York Insured IV Common Stock and AMPS, voting together as a single class; and (iii) a majority of the outstanding shares of New York Insured IV AMPS, voting as a separate class.

      For purposes of each Meeting, a quorum consists of one-third of the outstanding shares of Common Stock and AMPS entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable stockholders of a Fund is not present, or if a quorum is present but sufficient votes to take action with respect to the Agreement and Plan are not received from the applicable stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of a

Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the applicable Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund’s stockholders.

      With respect to the election of Directors, assuming a quorum is present, holders of shares of a Fund’s AMPS, voting separately as a class, are entitled to elect two Directors of the Fund and holders of shares of a Fund’s Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors of that Fund. With respect to each Fund, assuming a quorum is present, (x) election of the two Directors of the Fund to be elected by the holders of shares of that Fund’s AMPS, voting separately as a class, will require the affirmative vote of a plurality of the votes cast by the holders of that Fund’s AMPS, represented at the applicable Meeting and entitled to vote; and (y) election of the remaining Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of that Fund’s Common Stock and AMPS, represented at the applicable Meeting and entitled to vote, voting together as a single class.

      Assuming a quorum is present, approval of the ratification of the selection of the independent auditors of each Fund will require the affirmative vote of a majority of the votes cast by the holders of that Fund’s Common Stock and AMPS represented at the applicable Meeting and entitled to vote, voting together as a single class.

Appraisal Rights

      Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as New York Insured IV, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the holders of New York Insured IV Common Stock will be bound by the terms of the Reorganization, if approved at the Meetings. However, any holder of New York Insured IV Common Stock may sell his or her shares of Common Stock at any time on the AMEX. Conversely, since the AMPS are not traded publicly on a national securities exchange, holders of AMPS issued by New York Insured IV will be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of New York Insured IV, neither holders of New York Insured Common Stock nor holders of New York Insured AMPS are entitled to appraisal rights under Maryland law.

      Under Maryland law, a holder of AMPS of New York Insured IV desiring to receive payment of the fair value of his or her stock (an “objecting stockholder”) (i) must file with New York Insured IV a written objection to the Reorganization at or before the New York Insured IV Meeting, (ii) must not vote in favor of the Reorganization (although a vote against the Reorganization is not required), and (iii) must make written demand on New York Insured for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department accepts for filing the Articles of Transfer with respect to the Reorganization (New York Insured is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the New York Insured IV Meeting. A demand for payment of fair market value may not be withdrawn, except upon the consent of New York Insured. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

ADDITIONAL INFORMATION

      The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting for New York Insured, the expenses related to the solicitation of proxies to be voted at that Meeting, and a portion of the expenses of printing the N-14 Registration Statement will be paid by New York Insured prior to the Valuation Date so as to be borne by the holders of New York Insured Common Stock. The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting for New York Insured IV, the expenses related to the solicitation of proxies to be voted at that Meeting, and a portion of the expenses of printing the N-14 Registration Statement will be paid by New York Insured IV prior to the Valuation Date so as to be borne by the holders of New York Insured IV Common Stock.

      The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Fund and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

      In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by each Fund of approximately $3,500, plus out-of-pocket expenses of approximately $6,400 with respect to New York Insured and $1,200 with respect to New York Insured IV.

      Broker-dealer firms, including Merrill Lynch, holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. The Funds understand that, under the rules of the NYSE and the AMEX, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Directors of each Fund (Item 2) and the ratification of the selection of independent auditors for each Fund (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to shares of New York Insured IV Common Stock, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan. Shares of AMPS of either Fund held in “street name,” however, may be voted by broker-dealer firms without instructions under certain conditions with respect to approval of the Reorganization (Item 1) and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) with respect to each Fund, at least 30% of that Fund’s AMPS outstanding have voted on Item 1, (ii) with respect to each Fund, less than 10% of that Fund’s AMPS outstanding have voted against Item 1 and (iii) with respect to New York Insured IV, holders of that Fund’s Common Stock have voted to approve Item 1. In such instances, the broker-dealer firm will vote such uninstructed shares of AMPS on Item 1 in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on Item 1. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 2 and 3 (with respect to Common Stock and AMPS) and on Item 1 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Items 2 and 3. Abstentions and broker non-votes will have the same effect as a vote against Item 1.

      This Joint Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that New York Insured has filed with the SEC under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

      The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, 13th Floor, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning New York Insured can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

CUSTODIAN

      BONY acts as the custodian for the cash and securities of New York Insured. The principal business address of BONY in such capacity is 90 Washington Street, New York, New York 10286. State Street acts as the custodian for the cash and securities of New York Insured IV. The principal business address of State Street in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171. It is anticipated that BONY will act as the custodian for the Combined Fund after the Reorganization.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      BONY serves as the transfer agent, dividend disbursing agent and registrar with respect to the New York Insured Common Stock, pursuant to a registrar, transfer agency and service agreement with New York Insured. The principal business address of BONY in such capacity is 101 Barclay Street, New York, New York 10286. It is anticipated that BONY will continue to provide these services to the Combined Fund after the Reorganization.

      State Street serves as the transfer agent, dividend disbursing agent and registrar with respect to the New York Insured IV Common Stock, pursuant to a registrar, transfer agency and service agreement with New York Insured IV. The principal business address of State Street in such capacity is 225 Franklin Street, Boston, Massachusetts 02110.

      BONY serves as the transfer agent, dividend disbursing agent, registrar and auction agent to New York Insured and New York Insured IV in connection with their respective AMPS, pursuant to separate registrar, transfer agency, dividend disbursing agency and service agreements with each Fund. The principal business address of the Auction Agent in such capacity is 101 Barclay Street, New York, New York 10286.

LEGAL PROCEEDINGS

      There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

      Certain legal matters in connection with the Reorganization will be passed upon for each Fund by Brown & Wood LLP, New York, New York.

EXPERTS

      The audited financial statements and financial highlights of New York Insured and of New York Insured IV included in this Joint Proxy Statement and Prospectus, have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors for each Fund, given on their authority as experts in accounting and auditing.

      Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization. The principal business address of Deloitte & Touche LLP is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400.

STOCKHOLDER PROPOSALS

      The 2001 Annual Meetings of New York Insured and New York Insured IV (if the Reorganization is not approved) are expected to be held in December 2001. If a stockholder of a Fund intends to present a proposal at the 2001 Annual Meeting of Stockholders of that Fund, and desires to have the proposal included in that Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the relevant Fund by July 16, 2001.

By Order of the Boards of Directors

JODI M. PINEDO
Secretary
MuniHoldings New York Insured Fund, Inc.

ALICE A. PELLEGRINO
Secretary
MuniHoldings New York Insured Fund IV, Inc.

Plainsboro, New Jersey
Dated: November 13, 2000

INDEX TO FINANCIAL STATEMENTS

Audited Financial Statements for MuniHoldings New York Insured Fund, Inc. for the Fiscal Year Ended August 31, 2000	F-2

Audited Financial Statements for MuniHoldings New York Insured Fund IV, Inc. for the Fiscal Year Ended May 31, 2000	F-20

Pro Forma Unaudited Financial Statements for the Combined Fund, as of August 31, 2000	F-33

Audited Financial Statements for

MuniHoldings New York Insured Fund, Inc.
for the Fiscal Year Ended August 31, 2000

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholders

MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings New York Insured Fund, Inc., as of August 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended; and the financial highlights for each of the years in the two-year period then ended and for the period September 19, 1997 (commencement of operations) to August 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund, Inc. as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

October 10, 2000

SCHEDULE OF INVESTMENTS

	S&P	Moody’s	Face
State	Ratings	Ratings	Amount	Issue	Value

				(In Thousands)
New York — 98.9%				Albany County, New York, Airport Authority, Airport Revenue Bonds(f):

	AAA	Aaa	$1,500	AMT, 5.375% due 12/15/2017	$1,474

	AAA	Aaa	1,500	AMT, 5.50% due 12/15/2019	1,477

	AAA	Aaa	4,165	Series B, 4.75% due 12/15/2018	3,794

	AAA	Aaa	1,000	Albany, New York, Municipal Water Finance Authority, Water and Sewer System Revenue Refunding Bonds, Series A, 6.375% due 12/01/2017(c)	1,098

	NR*	Aaa	3,000	Allegany County, New York, IDA, Civic Facilities Revenue Refunding Bonds (Alfred University), 5% due 8/01/2028(h)	2,741
				Appleridge Retirement Community Inc., New York, Mortgage Revenue Bonds (Appleridge Project)(g):

	NR*	Aaa	1,150	5.70% due 9/01/2031	1,140

	NR*	Aaa	1,250	5.75% due 9/01/2041	1,246

	AAA	Aaa	13,850	Battery Park, New York, City Authority Revenue Bonds, Junior-Lien, Series A, 5.50% due 11/01/2026(a)	13,641
				Buffalo, New York, GO(f):

	AAA	Aaa	1,000	Series D, 6% due 12/01/2013	1,084

	AAA	Aaa	1,000	Series D, 6% due 12/01/2014	1,078

	AAA	Aaa	1,035	Series E, 6% due 12/01/2015	1,109

	AAA	Aaa	1,165	Series E, 6% due 12/01/2017	1,240

	AAA	Aaa	1,310	Series E, 6% due 12/01/2019	1,385

	AAA	Aaa	920	Series E, School, 6% due 12/01/2013	997

	AAA	Aaa	2,000	Buffalo, New York, Municipal Water Finance Authority, Water System Revenue Bonds, 5% due 7/01/2025(c)	1,835
				Erie County, New York, GO, Public Improvement, Series A(c):

	AAA	Aaa	1,025	5.75% due 10/01/2013	1,093

	AAA	Aaa	1,450	5.75% due 10/01/2014	1,538

	A1+	VMIG1†	11,290	Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN, Sub-Series 5, 4.30% due 5/01/2033(j)	11,290

	AAA	Aaa	7,700	Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series A, 5.125% due 12/01/2022(f)	7,265
				Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds:

	AAA	Aaa	3,000	(Grand Central Terminal), Series 1, 5.70% due 7/01/2024(f)	3,017

	AAA	Aaa	7,695	Series A, 5.625% due 7/01/2027(h)	7,700
				Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding Bonds:

	AAA	Aaa	1,000	Series B, 5% due 7/01/2020(a)	938

	AAA	Aaa	1,000	Series D, 5.125% due 7/01/2022(h)	944

	AAA	Aaa	2,625	Series E, 5% due 7/01/2021(a)	2,445

	AAA	Aaa	3,750	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds, Series A, 6.25% due 4/01/2013(h)	4,195

	S&P	Moody’s	Face
State	Ratings	Ratings	Amount	Issue	Value

				(In Thousands)
New York

	AAA	Aaa	$1,000	Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series C-1, 5.50% due 7/01/2022(h)	$991
				Metropolitan Transportation Authority, New York, Transit Facilities Revenue Refunding Bonds:

	AAA	Aaa	5,000	Series A, 4.75% due 7/01/2021(h)	4,481

	AAA	Aaa	4,000	Series C, 4.75% due 7/01/2016(f)	3,721

	AAA	Aaa	2,385	Monroe Woodbury, New York, Central School District, GO, 5.625% due 5/15/2023(h)	2,399
				Nassau County, New York, GO, Series B(a):

	AAA	Aaa	6,000	5.25% due 6/01/2023	5,746

	AAA	Aaa	3,000	5.25% due 6/01/2024	2,867
				Nassau County, New York, IDA, Civic Facilities Revenue Refunding Bonds (Hofstra University Project)(h):

	AAA	Aaa	5,690	5% due 7/01/2023	5,273

	AAA	Aaa	6,000	4.75% due 7/01/2028	5,243

	AAA	Aaa	4,900	Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75% due 8/01/2029(f)	4,967

	AAA	Aaa	3,000	New York City, New York, City Health and Hospital Corporation, Health System Revenue Refunding Bonds, Series A, 5.25% due 2/15/2017(h)	2,951

	AAA	Aaa	18,000	New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series B, 5.75% due 6/15/2029(h)	18,212
				New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Refunding Bonds:

	AAA	Aaa	4,250	Series A, 5.50% due 6/15/2023(c)	4,206

	AAA	Aaa	7,800	Series A, 5.50% due 6/15/2023(h)	7,719

	AAA	Aaa	4,000	Series A, 5.375% due 6/15/2026(f)	3,872

	AAA	Aaa	4,750	Series B, 5.25% due 6/15/2029(c)	4,494

	AAA	Aaa	11,250	Series B, 6.50% due 6/15/2031(h)	12,441

	AAA	Aaa	1,000	Series D, 4.75% due 6/15/2025(c)	883

	AAA	Aaa	1,250	Series D, 4.75% due 6/15/2025(h)	1,104

	AA	Aa3	2,700	New York City, New York, City Transitional Finance Authority Revenue Bonds, Future Tax Secured, Series C, 5.25% due 5/01/2015	2,704

	AAA	Aaa	10,500	New York City, New York, Educational Construction Fund Revenue Bonds, Junior Sub-Lien, 5.50% due 4/01/2026(a)	10,343
				New York City, New York, GO:

	AAA	Aaa	5,820	Series C, 5.375% due 11/15/2027(h)	5,638

	AAA	Aaa	5,000	Series C, 5% due 8/15/2028(f)	4,568

	AAA	NR*	1,850	Series I, 6.25% due 4/15/2027(h)	1,953

	A-	A2	1,000	Series J, 5.50% due 2/15/2026	972

	A1c	VMIG1†	4,900	VRDN, Series B, Sub-Series B-6, 4.15% due 8/15/2005(h)(j)	4,900

	NR*	VMIG1†	1,000	VRDN, Series B-2, Sub-Series B-5, 4.15% due 8/15/2009(h)(j)	1,000

	A1+	VMIG1†	3,150	VRDN, Sub-Series A-4, 4.20% due 8/01/2021(j)	3,150

	A1+	VMIG1†	1,300	VRDN, Sub-Series A-7, 4.30% due 8/01/2021(j)	1,300

	S&P	Moody’s	Face
State	Ratings	Ratings	Amount	Issue	Value

				(In Thousands)
New York
				New York City, New York, GO, Refunding:

	AAA	NR*	$10,000	Series A, 6.25% due 5/15/2026(f)	$10,726

	A-	A2	5,000	Series H, 5.125% due 8/01/2025	4,607

	A1+	VMIG1†	1,500	VRDN, Sub-Series E-4, 4.30% due 8/01/2021(j)	1,500

	A1+	NR*	300	New York City, New York, Housing Development Corporation, M/F Rental Housing Revenue Bonds (Carnegie Park), VRDN, Series A, 4.10% due 11/15/2019(e)(j)	300
				New York City, New York, IDA, Civic Facilities Revenue Bonds:

	BBB	NR*	1,000	(College of Aeronautics Project), 5.45% due 5/01/2018	945

	A	A3	5,635	(Nightingale — Bamford School Project), 5.85% due 1/15/2020	5,675

	AAA	Aaa	1,830	(Rockefeller Foundation Project), 5.375% due 7/01/2023	1,822

	AAA	Aaa	5,000	New York City, New York, IDA, Special Facilities Revenue Bonds (Terminal One Group), AMT, 6.125% due 1/01/2024(h)	5,184

	AAA	Aaa	2,000	New York State Dormitory Authority, Hospital Revenue Refunding Bonds (Montefiore Medical Center), 5.50% due 8/01/2038(a)	1,947
				New York State Dormitory Authority, Lease Revenue Bonds:

	AAA	Aaa	2,000	(Municipal Health Facilities Improvement Program), Series 1, 5% due 1/15/2019	1,894

	AAA	Aaa	7,650	(Municipal Health Facilities Improvement Program), Series 1, 4.75% due 1/15/2019(f)	6,653

	AAA	Aaa	645	(Office Facilities Audit and Control), 5.50% due 4/01/2023(h)	639
				New York State Dormitory Authority Revenue Bonds:

	AAA	Aaa	2,200	(853 Schools Program), Issue 2, Series D, 5% due 7/01/2018(a)	2,095

	AAA	Aaa	1,340	(853 Schools Program), Issue 2, Series E, 5.75% due 7/01/2019(a)	1,381

	AAA	Aaa	1,200	(Cooper Union of Advance Science), 6.25% due 7/01/2029(h)	1,280

	AAA	Aaa	3,470	(Court Facilities Lease Program), Series A, 5.625% due 5/15/2013(h)	3,554

	AAA	Aaa	7,550	(Court Facilities Lease Program), Series A, 5.25% due 5/15/2021(h)	7,237

	AAA	Aaa	10,000	(Frances Schervier Project), 5.50% due 7/01/2027(f)	9,773

	AAA	Aaa	2,325	(Gustavus Adolphus Children’s School), Series B, 5.50% due 7/01/2018(a)	2,342

	AAA	Aaa	6,750	(Interfaith Medical Center), Series D, 5.40% due 2/15/2028(h)	6,443

	AAA	Aaa	4,500	(Library Facilities — Service Contract), 5.25% due 7/01/2019(b)	4,374

	AAA	Aaa	10,000	(Mental Health Services Facilities Improvement), Series B, 5.375% due 2/15/2026(f)	9,683

	AAA	A3	5,485	(Mental Health Services Facilities Improvement), Series D, 5.125% due 8/15/2027(f)	5,113

	AAA	NR*	1,750	(Saint Agnes Hospital), 5.40% due 2/15/2025(h)	1,679

	AAA	Aaa	10,000	(Saint Barnabas Hospital), 5.45% due 8/01/2035(a)(d)	9,611

	S&P	Moody’s	Face
State	Ratings	Ratings	Amount	Issue	Value

				(In Thousands)
New York
				New York State Dormitory Authority, Revenue Refunding Bonds:

	AAA	Aaa	$5,000	(City University System), Series F, 5.50% due 7/01/2012(c)	$5,114

	AAA	NR*	3,250	(City University System — Consolidated), Series A, 5.625% due 7/01/2016(f)	3,398

	AAA	Aaa	5,000	(City University System — Consolidated Third), Series 1, 5.25% due 7/01/2025(c)	4,773

	AAA	Aaa	1,500	(Fordham University), 5% due 7/01/2028(h)	1,371

	AAA	Aaa	6,250	(Hospital for Special Surgery), 5% due 2/01/2028(d)(h)	5,662

	AAA	NR*	11,080	(Hospital Mortgage — United Health Services Hospitals), 5.375% due 8/01/2027(a)(d)	10,711

	NR*	Aaa	3,465	(Ithaca College), 5% due 7/01/2026(a)	3,178

	AAA	Aaa	4,550	(Mental Health Program), Series B, 5.50% due 8/15/2017(h)	4,599

	AAA	Aaa	5,320	(Millard Fillmore Hospital Project), 5.375% due 2/01/2032(a)(d)	5,075

	BBB+	Baa1	15,880	(Mount Sinai Health System), Series A, 6.50% due 7/01/2017	17,028

	AAA	Aaa	8,000	(New York and Presbyterian Hospitals), 4.75% due 8/01/2027(a)(d)	6,994

	AAA	Aaa	3,750	(New York Medical College), 4.75% due 7/01/2027(h)	3,284

	AAA	Aaa	3,460	(North Shore University Hospital), 5.25% due 11/01/2019(h)	3,358

	AAA	Aaa	3,000	(North Shore University Hospital), 5% due 11/01/2023(h)	2,753

	AAA	Aaa	9,110	RITR, Class R, Series 2, 6.04% due 7/01/2011(k)	11,033

	AAA	Aaa	1,425	(Rochester Institute of Technology), 5.25% due 7/01/2022(h)	1,368

	AAA	Aaa	4,500	(State University Educational Facilities), Series A, 4.75% due 5/15/2025(h)	3,975

	AAA	Aaa	1,455	(University of Rochester), Series A, 5.125% due 7/01/2022(h)	1,374

	AAA	Aaa	6,000	(University of Rochester), Series A, 5% due 7/01/2023(h)	5,553

	A-	Baa3	5,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds (LILCO Project), AMT, Series B, 5.30% due 11/01/2023	4,629
				New York State Energy Research and Development Authority, Facilities Revenue Refunding Bonds (Consolidated Edison Company of New York), Series A:

	AAA	Aaa	12,500	6.10% due 8/15/2020(a)	13,051

	AAA	Aaa	3,500	6.10% due 8/15/2020(h)	3,646

	A1+	NR*	1,200	New York State Energy Research and Development Authority, PCR (Niagara Mohawk Power Corporation Project), AMT, VRDN, Series B, 4.40% due 7/01/2027(j)	1,200
				New York State Energy Research and Development Authority, PCR, Refunding, Series A:

	AAA	Aaa	6,000	(Central Hudson Gas and Electric), 5.45% due 8/01/2027(a)	5,879

	AAA	Aaa	8,350	(Niagara Mohawk Power Corporation Project), 5.15% due 11/01/2025(a)	7,845

	S&P	Moody’s	Face
State	Ratings	Ratings	Amount	Issue	Value

				(In Thousands)
New York

	AAA	Aaa	$1,285	New York State Energy Research and Development Authority, Solid Waste Disposal Revenue Bonds (New York State Electric and Gas Co. Project), AMT, Series A, 5.70% due 12/01/2028(h)	$1,278

	AAA	Aaa	3,000	New York State Environmental Facilities Corporation, Special Obligation Revenue Refunding Bonds (Riverbank State Park), 5.125% due 4/01/2022(a)	2,833

	AAA	Aaa	4,400	New York State Environmental Facilities Corporation, Water Facilities Revenue Refunding Bonds (Spring Valley Water Company), Series B, 6.15% due 8/01/2024	4,556
				New York State, HFA, Revenue Refunding Bonds, Series A:

	AAA	Aaa	2,000	(Fulton Manor), 6.10% due 11/15/2025(a)(d)	2,020

	AAA	Aaa	1,740	(Housing Mortgage Project), 6.10% due 11/01/2015(f)	1,795

	AAA	Aaa	2,990	(Housing Mortgage Project), 6.125% due 11/01/2020(f)	3,060

	A1+	VMIG1†	17,500	New York State Local Government Assistance Corporation, VRDN, Series F, 4.05% due 4/01/2025(j)	17,500

	AAA	Aaa	1,000	New York State Medical Care Facilities Finance Agency Revenue Bonds (Mental Health Services), Series A, 6% due 2/15/2005(h)(i)	1,081
				New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT:

	NR*	Aa1	7,435	Series 69, 5.40% due 10/01/2019	7,167

	NR*	Aa1	9,125	Series 73-A, 5.30% due 10/01/2028	8,432

	NR*	Aa1	2,805	Series 84, 5.90% due 4/01/2022	2,814
				New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds:

	AAA	Aaa	2,500	AMT, Series 54, 6.20% due 10/01/2026(h)	2,559

	NR*	Aa1	930	AMT, Series 58, 6.40% due 4/01/2027	964

	AAA	Aaa	2,140	AMT, Series 67, 5.70% due 10/01/2017(h)	2,163

	AAA	Aaa	5,985	AMT, Series 67, 5.80% due 10/01/2028	6,014

	AAA	Aaa	1,500	Series 59, 6.25% due 4/01/2027(h)	1,561

	NR*	Aa1	1,000	Series 61, 5.80% due 10/01/2017	1,016
				New York State Mortgage Agency Revenue Bonds, RIB(k):

	NR*	Aaa	3,000	Series 302, 7.44% due 10/01/2017(h)	3,191

	NR*	Aaa	2,450	Series 303, 8.34% due 10/01/2014	2,640

	NR*	Aa1	3,385	New York State Mortgage Agency, Revenue Refunding Bonds, AMT, Series 82, 5.65% due 4/01/2030	3,318

	AAA	Aaa	5,000	New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds, Series B-1, 5.75% due 4/01/2013(c)	5,326

	AAA	Aaa	5,660	New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Refunding Bonds, Series B, 5% due 4/01/2017(c)	5,444

	AAA	NR*	5,500	New York State Thruway Authority, Local Highway and Bridge Service Contract Revenue Refunding Bonds, 6% due 4/01/2012	5,930

	AAA	Aaa	5,000	New York State Thruway Authority, Service Contract Revenue Refunding Bonds (Local Highway and Bridge), 5.75% due 4/01/2015(h)	5,249

	S&P	Moody’s	Face
State	Ratings	Ratings	Amount	Issue	Value

				(In Thousands)
New York
				New York State Urban Development Corporation Revenue Bonds:

	AAA	Aaa	$5,500	(Community Enhancement Facilities), 5.125% due 4/01/2015(a)	$5,447

	NR*	Aaa	10,000	(Correctional Capital Facilities), Series 5, 5.50% due 1/01/2025(h)	9,815

	AAA	Aaa	12,465	(Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025(a)	12,094

	AAA	Aaa	4,500	(Correctional Facilities Service Contract), Series B, 4.75% due 1/01/2028(a)	3,939
				Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo Niagara International Airport), AMT(c):

	AAA	NR*	1,000	5% due 4/01/2018	933

	AAA	NR*	1,775	5% due 4/01/2028	1,587

	AAA	Aaa	1,700	Oneida County, New York, IDA, Civic Facilities Revenue Bonds(Mohawk Valley), Series A, 5.20% due 2/01/2013(f)	1,714

	AAA	NR*	2,000	Otsego County, New York, IDA, Civic Facility Revenue Refunding Bonds (Aurelia Osborn Fox Memorial Hospital), Series A, 5.35% due 10/01/2017(f)	1,976

	AAA	Aaa	6,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 116th Series, 4.375% due 10/01/2033(c)	5,055
				Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK International Airport Terminal Project), AMT, Series 6(h):

	AAA	Aaa	13,330	6.25% due 12/01/2015	14,775

	AAA	Aaa	9,980	5.75% due 12/01/2022	10,151

	NR*	Aaa	5,000	Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union College Project), Series A, 5.45% due 12/01/2029(a)	4,871

	AAA	Aaa	305	Suffolk County, New York, GO, Refunding, Public Improvement, Series D, 4.75% due 11/01/2019(c)	277

	AAAr	Aaa	6,595	Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue Refunding Bonds, RITR, AMT, Class R, Series 1, 6.008% due 10/01/2010(k)	7,903

	AAA	Aaa	7,090	Suffolk County, New York, Water Authority, Waterworks Revenue Bonds, Series A, 5% due 6/01/2022(a)	6,575

	AAA	Aaa	6,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series B, 5.20% due 1/01/2027(c)	5,663

	AAA	Aaa	3,500	Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Refunding Bonds, Series A, 4.75% due 1/01/2024(h)	3,107

	AAA	Aaa	2,250	Yonkers, New York, GO, Series C, 5% due 6/01/2019(c)	2,129

	Total Investments(Cost — $645,503) — 98.9%				643,092

	Other Assets Less Liabilities — 1.1%				7,299

	Net Assets — 100.0%				$650,391

(a)	AMBAC Insured.

(b)	CAPMAC Insured.

(c)	FGIC Insured.

(d)	FHA Insured.

(e)	FNMA Collateralized.

(f)	FSA Insured.

(g)	GNMA Collateralized.

(h)	MBIA Insured.

(i)	Prerefunded.

(j)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.

(k)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.

*	Not Rated.

†	Highest short-term rating by Moody’s Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

Quality Profile

(unaudited)

      The quality ratings of securities in the Fund as of August 31, (unaudited) 2000 were as follows:

Percent of
S&P Rating/Moody’s Rating	Net Assets

AAA/ Aaa	83.1%

AA/ Aa	4.1

A/ A	2.4

BBB/ Baa	2.8

Other†	6.5

†	Temporary investments in short-term municipal securities.

Portfolio Abbreviations

     To simplify the listings of MuniHoldings New York Insured Fund, Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT	Alternative Minimum Tax (subject to)

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

M/F	Multi-Family

PCR	Pollution Control Revenue Bonds

RIB	Residual Interest Bonds

RITR	Residual Interest Trust Receipts

VRDN	Variable Rate Demand Notes

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of August 31, 2000

Assets:

Investments, at value (identified cost — $645,503,108)		$643,092,088

Cash		88,567

Interest receivable		8,016,273

Prepaid expenses and other assets		34,604

Total assets		651,231,532

Liabilities:

Payables:

Dividends to shareholders	$386,066

Investment adviser	209,737

Offering costs	120,285	716,088

Accrued expenses and other liabilities		124,267

Total liabilities		840,355

Net Assets:

Net assets		$650,391,177

Capital:

Capital Stock (200,000,000 shares authorized):

Preferred Stock, par value $.10 per share (10,960 shares of AMPS* issued and outstanding at $25,000 per share liquidation preference)		$274,000,000

Common Stock, par value $.10 per share (26,531,247 shares issued and outstanding)	$2,653,125

Paid-in capital in excess of par	413,685,678

Undistributed investment income — net	1,944,232

Accumulated realized capital losses on investments — net	(38,343,576)

Accumulated distributions in excess of realized capital gains on investments — net	(1,137,262)

Unrealized depreciation on investments — net	(2,411,020)

Total — Equivalent to $14.19 net asset value per share of Common Stock (market price — $12.625)		376,391,177

Total capital		$650,391,177

*	Auction Market Preferred Stock.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

	For the Year Ended
	August 31, 2000

Investment Income:

Interest and amortization of premium and discount earned		$23,827,448

Expenses:

Investment advisory fees	$2,321,150

Commission fees	472,902

Reorganization expenses	408,233

Accounting services	92,207

Transfer agent fees	82,067

Professional fees	23,733

Custodian fees	23,613

Printing and shareholder reports	22,920

Listing fees	21,560

Directors’ fees and expenses	15,827

Pricing fees	6,793

Other	26,297

Total expenses before reimbursement	3,517,302

Reimbursement of expenses	(292,159)

Total expenses after reimbursement		3,225,143

Investment income — net		20,602,305

Realized & Unrealized (Gain) Loss on Investments — Net:

Realized loss on investments — net		(18,802,194)

Change in unrealized appreciation/depreciation on investments — net		40,860,880

Net Increase in Net Assets Resulting from Operations		$42,660,991

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended
	August 31,

Increase (Decrease) in Net Assets:	2000	1999

Operations:

Investment income — net	$20,602,305	$11,418,008

Realized loss on investments — net	(18,802,194)	(193,650)

Change in unrealized appreciation/depreciation on investments — net	40,860,880)	(17,042,859)

Net increase (decrease) in net assets resulting from operations	42,660,991	(5,818,501)

Dividends & Distributions to Shareholders:

Investment income — net:

Common Stock	(13,207,063)	(8,442,641)

Preferred Stock	(6,955,753)	(2,635,794)

Realized gain on investments — net:

Common Stock	—	(501,319)

Preferred Stock	—	(190,003)

In excess of realized gain on investments — net:

Common Stock	—	(824,696)

Preferred Stock	—	(312,566)

Net decrease in net assets resulting from dividends and distributions to shareholders	(20,162,816)	(12,907,019)

Capital Stock Transactions:

Proceeds from issuance of Common Stock resulting from reorganization	215,297,971	—

Proceeds from issuance of Preferred Stock resulting from reorganization	179,000,000	—

Net increase in net assets derived from capital stock transactions	394,297,971	—

Net Assets:

Total increase (decrease) in net assets	416,796,146	(18,725,520)

Beginning of year	233,595,031	252,320,551

End of year*	$650,391,177	$233,595,031

* Undistributed investment income — net	$1,944,232	$1,114,070

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      The following per share data and ratios have been derived from information provided in the financial statements.

	For the Year Ended
	August 31,		For the Period
			Sept. 19, 1997†
Increase (Decrease) in Net Asset Value:	2000	1999	to Aug. 31, 1998

Per Share Operating Performance:

Net asset value, beginning of period	$14.16	$16.07	$15.00

Investment income — net	1.13	1.16	1.13

Realized and unrealized gain (loss) on investments — net	.08	(1.75)	1.11

Total from investment operations	1.21	(.59)	2.24

Less dividends and distributions to Common Stock shareholders:

Investment income — net	(.81)	(.86)	(.75)

Realized gain on investments — net	—	(.05)	—

In excess of realized capital gains on investments — net	—	(.09)	—

Total dividends and distributions to Common Stock shareholders	(.81)	(1.00)	(.75)

Capital charge resulting from issuance of Common Stock	—	—	(.03)

Effect of Preferred Stock activity:††

Dividends and distributions to Preferred Stock shareholders:

Investment income — net	(.37)	(.27)	(.30)

Realized gain on investments — net	—	(.02)	—

In excess of realized capital gains on investments — net	—	(.03)	—

Capital charge resulting from issuance of Preferred Stock	—	—	(.09)

Total effect of Preferred Stock activity	(.37)	(.32)	(.39)

Net asset value, end of period	$14.19	$14.16	$16.07

Market price per share, end of period	$12.625	$14.00	$15.3125

Total Investment Return:**

Based on market price per share	(3.58)%	(2.37)%	7.21	%‡

Based on net asset value per share	7.14%	(5.91)%	12.52	%‡

Ratios Based on Average Net Assets of Common Stock:

Total expenses, net of reimbursement and excluding reorganization expenses***	1.17%	1.13%	.80	%*

Total expenses, net of reimbursement***	1.34%	1.13%	.80	%*

Total expenses***	1.46%	1.19%	1.19	%*

Total investment income — net***	8.58%	7.43%	7.65	%*

Amount of dividends to Preferred Stock shareholders	2.90%	1.71%	2.06	%*

Investment income — net, to Common Stock shareholders	5.68%	5.72%	5.59	%*

Ratios Based on Total Average Net Assets:***†††

Total expenses, net of reimbursement and excluding reorganization expenses	.67%	.70%	.50	%*

Total expenses, net of reimbursement	.76%	.70%	.50	%*

Total expenses	.83%	.74%	.75	%*

Total investment income — net	4.87%	4.59%	4.81	%*

Ratios Based on Average Net Assets of Preferred Stock:

Dividends to Preferred Stock shareholders	3.80%	2.77%	3.48	%*

	For the Year Ended
	August 31,		For the Period
			Sept. 19, 1997†
Increase (Decrease) in Net Asset Value:	2000	1999	to Aug. 31, 1998

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$376,391	$138,595	$157,321

Preferred Stock outstanding, end of period (in thousands)	$274,000	$95,000	$95,000

Portfolio turnover	85.08%	34.48%	52.91%

Leverage:

Asset coverage per $1,000	$2,374	$2,459	$2,656

Dividends Per Share on Preferred Stock Outstanding:

Series A — Investment income — net	$890	$703	$796

Series B — Investment income — net	$909	$684	$769

Series C — Investment income — net	$503	—	—

Series D — Investment income — net	$495	—	—

Series E — Investment income — net	$481	—	—

*	Annualized.

**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund’s investment adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund’s performance would have been lower.

***	Do not reflect the effect of dividends to Preferred Stock shareholders.

†	Commencement of operations.

††	The Fund’s Preferred Stock was issued on October 7, 1997 for Series and B and March 6, 2000 for Series C, D and E.

†††	Includes Common and Preferred Stock average net assets.

‡	Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

      MuniHoldings New York Insured Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

      (a)  Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

      (b)  Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•	Options — The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

NOTES TO FINANCIAL STATEMENTS — (Continued)

      (c)  Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (d)  Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

      (e)  Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

      (f)  Reclassification — Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year’s permanent book/tax differences of $390,744 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $71 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2.  Investment Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

      FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended August 31, 2000, FAM earned fees of $2,321,150, of which $292,159 was waived.

      Accounting services are provided to the Fund by FAM at cost.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3.  Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $342,577,987 and $330,838,958, respectively.

      Net realized losses for the year ended August 31, 2000 and net unrealized losses as of August 31, 2000 were as follows:

	Realized	Unrealized
	Losses	Losses

Long-term investments	$(16,949,675)	$(2,411,020)

Financial futures contracts	(1,852,519)	—

Total	$(18,802,194)	$(2,411,020)

      As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $2,458,988, of which $11,315,269 related to appreciated securities and $13,774,257 related to depreciated

NOTES TO FINANCIAL STATEMENTS — (Continued)

securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $645,551,076.

4.  Capital Stock Transactions:

      The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

  Common Stock

      Shares issued and outstanding during the year ended August 31, 2000 increased by 16,744,141 as a result of reorganization and during the year ended August 31, 1999 remained constant.

  Preferred Stock

      Auction Market Preferred Stock (“AMPS”) are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 2000 were as follows: Series A, 3.15%; Series B, 3.75%; Series C, 4.00%; Series D, 4.13%; and Series E, 3.50%.

      Shares issued and outstanding during the year ended August 31, 2000 increased by 7,160 as a result of reorganization and during the year ended August 31, 1999 remained constant.

      The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $223,808 as commissions.

5.  Acquisition of Other FAM-Managed Investment Companies:

      On March 6, 2000, the Fund acquired all of the net assets of MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

	Common Stock
	Shares	AMPS Shares
	Exchanged	Exchanged

MuniHoldings New York Fund, Inc.	7,585,803	3,040

MuniHoldings New York Insured Fund II, Inc.	5,629,540	2,120

MuniHoldings New York Insured Fund III, Inc.	5,035,985	2,000

      In exchange for these shares, the Fund issued 16,744,141 Common Stock shares and 7,160 AMPS shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

			Accumulated Net
	Net	Unrealized	Realized
	Assets	Depreciation	Capital Losses

MuniHoldings New York Fund, Inc.	$168,520,395	$11,453,958	$8,819,864

MuniHoldings New York Insured Fund II, Inc.	$117,835,860	$12,602,994	$6,112,456

MuniHoldings New York Insured Fund III, Inc.	$107,941,716	$12,176,747	$4,609,132

NOTES TO FINANCIAL STATEMENTS — (Continued)

      The aggregate net assets of the Fund immediately after the acquisition amounted to $615,141,565.

6.  Capital Loss Carryforward:

      At August 31, 2000, the Fund had a net capital loss carryforward of approximately $15,261,000, of which $3,027,000 expires in 2006, $10,147,000 expires in 2007 and $2,087,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7.  Subsequent Event:

      On September 7, 2000, the Fund’s Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066725 per share, payable on September 28, 2000 to shareholders of record as of September 18, 2000.

Audited Financial Statements for

MuniHoldings New York Insured Fund IV, Inc.
for the Fiscal Year Ended May 31, 2000

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholders,

MuniHoldings New York Insured Fund IV, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings New York Insured Fund IV, Inc., as of May 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period July 23, 1999 (commencement of operations) to May 31, 2000. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund IV, Inc., as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey
June 30, 2000

SCHEDULE OF INVESTMENTS

STATE

New York — 98.2%

S&P		Moody’s	Face
Ratings		Ratings	Amount	Issue	Value

NR	*	Aaa	$2,500	Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT, Series RI-7, 7.12% due 12/15/2023(d)(f)	$2,389
AA		NR *	3,375	Albany, New York, IDA, Civic Facility Revenue Bonds (The University Heights Association — Albany Law School), Series A, 6.75% due 12/01/2029	3,565
AAA		Aaa	4,500	Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series A, 5.50% due 12/01/2029(e)	4,087
				Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds:
AAA		Aaa	3,500	(Grand Central Terminal), Series 1, 5.70% due 7/01/2024(d)	3,333
AAA		Aaa	3,430	Series A, 5.50% due 7/01/2011(e)	3,430
				Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds, Series A:
AAA		Aaa	3,000	4.75% due 4/01/2028(b)	2,424
AAA		Aaa	6,000	5% due 4/01/2029(d)	5,073
AAA		Aaa	1,310	Metropolitan Transportation Authority, New York, Transit Facilities Revenue Refunding Bonds, Series A, 4.75% due 7/01/2024(e)	1,074
				Nassau County, New York, GO, Series B(a):
AAA		Aaa	1,005	5.25% due 6/01/2023	898
AAA		Aaa	2,800	5.25% due 6/01/2024	2,496
AAA		Aaa	3,250	Nassau County, New York, IDA, Civic Facilities Revenue Refunding Bonds (Hofstra University Project), 4.75% due 7/01/2028(e)	2,624
				New York City, New York, City Health and Hospital Corporation, Health System Revenue Refunding Bonds, Series A:
AAA		Aaa	3,000	5.25% due 2/15/2017(e)	2,764
AAA		Aaa	2,500	5% due 2/15/2020(a)	2,164
AA		Aa2	510	New York City, New York, City Housing Development Corporation, M/F Housing Revenue Bonds, AMT, Series C, 5.60% due 11/01/2019 New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Refunding Bonds:	472
AAA		Aaa	4,600	Series A, 5.50% due 6/15/2023(a)	4,288
AAA		Aaa	1,500	Series F, 5.50% due 6/15/2023(e)	1,398
				New York City, New York, City Transitional Finance Authority Revenue Bonds, Future Tax Secured:
AA		Aa3	2,000	Series A, 5% due 8/15/2017	1,793
AAA		Aaa	1,920	Series C, 5% due 5/01/2016(b)	1,743
AAA		Aaa	4,000	New York City, New York, City Trust Cultural Resource Revenue Bonds (American Museum of Natural History), Series A, 5.75% due 7/01/2029(a)	3,852
AAA		Aaa	3,000	New York City, New York, City Trust Cultural Resource Trust, Revenue Refunding Bonds (Museum of Modern Art), Series A, 5.50% due 1/01/2021(a)	2,831
NR	*	VMIG1†	1,250	New York City, New York, GO, VRDN, Series B-2, Sub-Series B-5, 4.40% due 8/15/2009(e)(g)	1,250

S&P		Moody’s	Face
Ratings		Ratings	Amount	Issue	Value

A1+		NR *	2,200	New York City, New York, Housing Development Corporation, M/F Rental Housing Revenue Bonds (Carnegie Park), VRDN, Series A, 4.15% due 11/15/2019(g)(h)	2,200
NR	*	Aaa	885	New York City, New York, IDA, Civic Facility Revenue Bonds (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022(e)	827
AAA		Aaa	4,400	New York State Dormitory Authority, Hospital Revenue Bonds (New York Hospital Medical Center), 5.55% due 8/15/2029(a)(c)	4,043
				New York State Dormitory Authority Revenue Bonds:
AAA		Aaa	1,000	(Mental Health Services Facilities), Series B, 5.375% due 2/15/2026(d)	903
AAA		Aaa	2,000	(Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024(e)	1,768
AAA		Aaa	1,845	(Pace University), 6% due 7/01/2019(e)	1,862
AAA		Aaa	3,500	(Pace University), 6% due 7/01/2029(e)	3,476
NR	*	Aaa	4,000	RIB, Series 156, 6.37% due 8/01/2029(a)(c)(f)	3,262

Portfolio Abbreviations	To simplify the listings of MuniHoldings New York Insured Fund IV, Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.
	AMT	Alternative Minimum Tax (subject to)
	DATES	Daily Adjustable Tax-Exempt Securities
	GO	General Obligation Bonds
	IDA	Industrial Development Authority
	M/F	Multi-Family
	PCR	Pollution Control Revenue Bonds
	RIB	Residual Interest Bonds
	RITR	Residual Interest Trust Receipts
	VRDN	Variable Rate Demand Notes

MuniHoldings New York Insured Fund IV, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (concluded)

(In Thousands)

	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

New York (concluded)				New York State Dormitory Authority, Revenue Refunding Bonds (e):
	AAA	Aaa	$4,300	(City University System), Third Generation Resources, Series 1, 5.50% due 7/01/2024	$3,986
	AAA	Aaa	2,000	(Mental Health Services Facilities Improvement), Series D, 4.75% due 2/15/2025	1,623
	A-	Baa3	4,500	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds (LILCO Project), AMT, Series B, 5.30% due 11/01/2023	3,894
	A1+	NR*	400	New York State Energy Research and Development Authority, PCR (Niagara Mohawk Power Corporation Project), DATES, Series A, 4.45% due 7/01/2015(g)	400
	A1+	VMIG1†	400	New York State Energy Research and Development Authority, PCR, Refunding (New York Electric and Gas), VRDN, Series B, 4.45% due 2/01/2029(g)	400
	NR*	Aa1	2,000	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 88, 6.25% due 4/01/2030	1,999
	AAA	NR*	2,100	New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, Series 83, 5.55% due 10/01/2027(e)	1,925
	AAA	Aaa	4,000	New York State Urban Development Corporation Revenue Bonds (Correctional Facilities Service Contract), Series B, 4.75% due 1/01/2028(a)	3,236
	AAA	Aaa	2,500	New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional Facilities Service Contract), 5% due 1/01/2019(d)	2,207
	Total Investments (Cost — $96,756) — 98.2%				91,959
	Other Assets Less Liabilities — 1.8%				1,682

	Net Assets — 100.0%				$93,641

(a)	AMBAC Insured.

(b)	FGIC Insured.

(c)	FHA Insured.

(d)	FSA Insured.

(e)	MBIA Insured.

(f)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.

(g)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.

(h)	FNMA Collateralized.

*	Not Rated.

†	Highest short-term rating by Moody’s Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS LIABILITIES AND CAPITAL

As of May 31, 2000

Assets:

Investments, at value (identified cost — $96,756,392)		$91,959,307

Cash		66,330

Interest receivable		1,829,959

Total assets		93,855,596

Liabilities:

Payables:

Dividends to shareholders	$100,556

Investment adviser	20,687	121,243

Accrued expenses		93,286

Total liabilities		214,529

Net Assets:

Net assets		$93,641,067

Capital:

Capital Stock (200,000,000 shares authorized):

Preferred Stock, par value $.10 per share (1,560 shares of AMPS* issued and outstanding at $25,000 per share liquidation preference)		$39,000,000

Common Stock, par value $.10 per share (4,174,097 shares issued and outstanding)	$417,410

Paid-in capital in excess of par	61,621,989

Undistributed investment income — net	312,320

Accumulated realized capital losses on investments — net	(2,913,567)

Unrealized depreciation on investments — net	(4,797,085)

Total — Equivalent to $13.09 net asset value per share of Common Stock (market price — $12.125)		54,641,067

Total capital		$93,641,067

*  Auction Market Preferred Stock.

See Notes to Financial Statements.

MuniHoldings New York Insured Fund IV, Inc., May 31, 2000

STATEMENT OF OPERATIONS

For the Period July 23, 1999† to May 31, 2000

Investment Income:

Interest and amortization of premium and discount earned		$4,582,047

Expenses:

Investment advisory fees	$433,261

Commission fees	76,093

Accounting services	44,264

Professional fees	36,388

Transfer agent fees	22,861

Directors’ fees and expenses	19,305

Printing and shareholder reports	12,215

Listing fees	7,290

Custodian fees	4,868

Pricing fees	4,422

Other	5,798

Total expenses before reimbursement	666,765

Reimbursement of expenses	(296,972)

Total expenses after reimbursement		369,793

Investment income — net		4,212,254

Realized & Unrealized Loss on Investments — Net:

Realized loss on investments — net		(2,913,567)

Unrealized depreciation on investments — net		(4,797,085)

Net Decrease in Net Assets Resulting from Operations		$(3,498,398)

†	Commencement of operations.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Period
July 23, 1999† to
Increase (Decrease) in Net Assets:	May 31, 2000

Operations:

Investment income — net	$4,212,254

Realized loss on investments — net	(2,913,567)

Unrealized depreciation on investments — net	(4,797,085)

Net decrease in net assets resulting from operations	(3,498,398)

Dividends to Shareholders:

Investment income — net:

Common Stock	(2,714,486)

Preferred Stock	(1,185,448)

Net decrease in net assets resulting from dividends to shareholders	(3,899,934)

Capital Stock Transactions:

Proceeds from issuance of Common Stock	62,511,450

Proceeds from issuance of Preferred Stock	39,000,000

Offering costs resulting from the issuance of Common Stock	(137,714)

Offering and underwriting costs resulting from the issuance of Preferred Stock	(434,342)

Net increase in net assets derived from capital stock transactions	100,939,394

Net Assets:

Total increase in net assets	93,541,062

Beginning of period	100,005

End of period*	$93,641,067

*Undistributed investment income — net	$312,320

†  Commencement of operations.

See Notes to Financial Statements.

MuniHoldings New York Insured Fund IV, Inc., May 31, 2000

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

	For the Period
	July 23, 1999† to
Increase (Decrease) in Net Asset Value:	May 31, 2000

Per Share Operating Performance:

Net asset value, beginning of period	$15.00

Investment income — net	1.00

Realized and unrealized loss on investments — net	(1.83)

Total from investment operations	(.83)

Less dividends to Common Stock shareholders from investment income — net	(.65)

Capital charge resulting from issuance of Common Stock	(.04)

Effect of Preferred Stock activity:††

Dividends to Preferred Stock shareholders:

Investment income — net	(.28)

Capital charge resulting from issuance of Preferred Stock	(.11)

Total effect of Preferred Stock activity	(.39)

Net asset value, end of period	$13.09

Market price per share, end of period	$12.125

Total Investment Return:**

Based on market price per share	(14.78	%)‡

Based on net asset value per share	(8.00	%)‡

Ratios Based on Average Net Assets of Common Stock:

Total expenses, net of reimbursement***	.77	%*

Total expenses***	1.39	%*

Total investment income — net***	8.78	%*

Amount of dividends to Preferred Stock shareholders	2.47	%*

Investment income — net, to Common Stock shareholders	6.31	%*

Ratios Based on Total Average Net Assets:***†††

Total expenses, net of reimbursement	.47	%*

Total expenses	.84	%*

Total investment income — net	5.33	%*

Ratios Based on Average Net Assets of Preferred Stock:

Dividends to Preferred Stock shareholders	3.83	%*

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$54,641

Preferred Stock outstanding, end of period (in thousands)	$39,000

Portfolio turnover	62.00%

Leverage:

Asset coverage per $1,000	$2,401

Dividends Per Share on Preferred Stock Outstanding:

Investment income — net	$760

  *  Annualized.

**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund’s Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund’s performance would have been lower.

***	Do not reflect the effect of dividends to Preferred Stock shareholders.

†	Commencement of operations.
††	The Fund’s Preferred Stock was issued on August 16, 1999.
†††	Includes Common and Preferred Stock average net assets.

‡	Aggregate total investment return.

        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

      MuniHoldings New York Insured Fund IV, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on June 16, 1999 to Fund Asset Management, L.P. (“FAM”) for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the American Stock Exchange under the symbol MNW. The following is a summary of significant accounting policies followed by the Fund.

      (a)  Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

      (b)  Derivative financial instruments — The fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      •  Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      •  Options — The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      (c)  Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment com-

MuniHoldings New York Insured Fund IV, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS (continued)

panies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (d)  Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

      (e)  Offering expenses — Direct expenses relating to the public offering of the Fund’s Common and Preferred Stock were charged to capital at the time of issuance of the shares.

      (f)  Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2.  Investment Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

      FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period July 23, 1999 to May 31, 2000, FAM earned fees of $433,261, of which $280,931 was voluntarily waived. In addition, FAM also reimbursed the Fund $16,041 in additional expenses.

      During the period July 23, 1999 to May 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), an affiliate of FAM, received underwriting fees of $292,500 in connection with the issuance of the Fund’s Preferred Stock.

      Accounting services are provided to the Fund by FAM at cost.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3.  Investments:

      Purchases and sales of investments, excluding short-term securities, for the period July 23, 1999 to May 31, 2000 were $146,923,978 and $51,679,167, respectively.

     Net realized losses for the period July 23, 1999 to May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

	Realized	Unrealized
	Losses	Losses

Long-term investments	$(2,746,351)	$(4,797,085)

Financial futures contracts	(167,216)	—

Total	$(2,913,567)	$(4,797,085)

      As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $4,797,085, of which $107,257 related to appreciated securities and $4,904,342 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $96,756,392.

4.  Capital Stock Transactions:

      The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

  Common Stock

      Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 4,167,430 from shares sold.

  Preferred Stock

      Auction Market Preferred Stock (“AMPS”) are shares of Preferred Stock of the Fund, with a

NOTES TO FINANCIAL STATEMENTS (concluded)

par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 2000 was 4.50%.

      In connection with the offering of AMPS, the Board of Directors reclassified 1,560 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 1,560 as a result of the AMPS offering.

      The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period July 23, 1999 to May 31, 2000, MLPF&S, an affiliate of FAM, earned $55,847 as commissions.

5.  Capital Loss Carryforward:

      At May 31, 2000, the Fund had a net capital loss carryforward of approximately $1,604,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6.  Subsequent Event:

      On June 7, 2000, the Fund’s Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066264 per share, payable on June 29, 2000 to shareholders of record as of June 19, 2000.

NOTES TO FINANCIAL STATEMENTS (concluded)

MuniHoldings New York Insured Fund IV, Inc., May 31, 2000

QUALITY PROFILE (unaudited)

      The quality ratings of securities in the Fund as of May 31, 2000 were as follows:

Percent of
S&P Rating/Moody’s Rating	Net Assets

AAA/Aaa	81.1%

AA/Aa	8.4

A/A	4.2

Other†	4.5

†	Temporary investments in short-term municipal securities.

Pro Forma Unaudited Financial Statements for

the Combined Fund, as of August 31, 2000

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

New York — 98.9%
			Albany County, New York, Airport Authority, Airport Revenue Bonds:

AAA	Aaa	$1,500	AMT, 5.375% due 12/15/2017(f)	$1,474	—	$1,474

AAA	Aaa	1,500	AMT, 5.50% due 12/15/2019(f)	1,477	—	1,477

AAA	Aaa	4,165	Series B, 4.75% due 12/15/2018(f)	3,794	—	3,794

NR*	NR*	2,600	Series 8, 5.77% due 12/15/2023	—	$2,760	2,760

AA	NR*	3,375	Albany, New York, IDA, Civic Facility Revenue Bonds (The University Heights Association-Albany Law School), Series A, 6.75% due 12/01/2029	—	3,742	3,742

AAA	Aaa	1,000	Albany, New York, Municipal Water Finance Authority, Water and Sewer System Revenue Refunding Bonds, Series A, 6.375% due 12/01/2017(c)	1,098	—	1,098

NR*	Aaa	3,000	Allegany County, New York, IDA, Civic Facilities Revenue Refunding Bonds (Alfred University), 5% due 8/01/2028(h)	2,741	—	2,741
			Appleridge Retirement Community Inc., New York, Mortgage Revenue Bonds (Appleridge Project)(g):

NR*	Aaa	1,150	5.70% due 9/01/2031	1,140	—	1,140

NR*	Aaa	1,250	5.75% due 9/01/2041	1,246	—	1,246

AAA	Aaa	13,850	Battery Park, New York, City Authority Revenue Bonds, Junior-Lien, Series A, 5.50% due 11/01/2026(a)	13,641	—	13,641
			Buffalo, New York, GO(f):

AAA	Aaa	1,000	Series D, 6% due 12/01/2013	1,084	—	1,084

AAA	Aaa	1,000	Series D, 6% due 12/01/2014	1,078	—	1,078

AAA	Aaa	1,035	Series E, 6% due 12/01/2015	1,109	—	1,109

AAA	Aaa	1,165	Series E, 6% due 12/01/2017	1,240	—	1,240

AAA	Aaa	1,310	Series E, 6% due 12/01/2019	1,385	—	1,385

AAA	Aaa	920	Series E, 6% due 12/01/2013	997	—	997

AAA	Aaa	2,000	Buffalo, New York, Municipal Water Finance Authority, Water System Revenue Bonds, 5% due 7/01/2025(c)	1,835	—	1,835

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

			Erie County, New York, GO, Public Improvement, Series A(c):

AAA	Aaa	$1,025	5.75% due 10/01/2013	$1,093	—	$1,093

AAA	Aaa	1,450	5.75% due 10/01/2014	1,538	—	1,538

NR*	Aaa	1,000	Erie County, New York, Public Improvement Revenue Bonds, Series A, 6% due 7/01/2011	—	$1,097	1,097

A1+	VMIG1†	11,290	Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN, Sub-Series 5, 4.30% due 5/01/2033(j)	11,290	—	11,290

			Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series A(f):

AAA	Aaa	2,500	5% due 12/01/2018	—	2,379	2,379

AAA	Aaa	7,700	5.125% due 12/01/2022	7,265	—	7,265

			Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds:

AAA	Aaa	6,500	(Grand Central Terminal), Series 1, 5.70% due 7/01/2024(f)	3,017	3,520	6,537

AAA	Aaa	3,430	Series A, 5.50% due 7/01/2011	—	3,588	3,588

AAA	Aaa	7,695	Series A, 5.625% due 7/01/2027(h)	7,700	—	7,700

			Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding Bonds:

AAA	Aaa	1,000	Series B, 5% due 7/01/2020(a)	938	—	938

AAA	Aaa	1,000	Series D, 5.125% due 7/01/2022(h)	944	—	944

AAA	Aaa	2,625	Series E, 5% due 7/01/2021(a)	2,445	—	2,445

			Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds, Series A:

AAA	Aaa	3,750	6.25% due 4/01/2013(h)	4,195	—	4,195

AAA	Aaa	3,000	4.75% due 4/01/2028(c)	—	2,624	2,624

AAA	Aaa	6,000	Series A, 5% due 4/01/2029(f)	—	5,474	5,474

AAA	Aaa	1,000	Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series C-1, 5.50% due 7/01/2022(h)	991	—	991

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

			Metropolitan Transportation Authority, New York, Transit Facilities Revenue Refunding Bonds:

AAA	Aaa	$5,000	Series A, 4.75% due 7/01/2021(h)	$4,481	—	$4,481

AAA	Aaa	1,310	Series A, 4.75% due 7/01/2024(h)	—	$1,161	1,161

AAA	Aaa	4,000	Series C, 4.75% due 7/01/2016(f)	3,721	—	3,721

AAA	Aaa	2,385	Monroe Woodbury, New York, Central School District, GO, 5.625% due 5/15/2023(h)	2,399	—	2,399

			Nassau County, New York, GO, Series B(a):

AAA	Aaa	7,005	5.25% due 6/01/2023	5,746	963	6,709

AAA	Aaa	3,000	5.25% due 6/01/2024	2,867	—	2,867

			Nassau County, New York, IDA, Civic Facilities Revenue Refunding Bonds (Hofstra University Project)(h):

AAA	Aaa	5,690	5% due 7/01/2023	5,273	—	5,273

AAA	Aaa	9,250	4.75% due 7/01/2028	5,243	2,840	8,083

AAA	Aaa	4,900	Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75% due 8/01/2029(f)	4,967	—	4,967

AAA	Aaa	6,000	New York City, New York, City Health and Hospital Corporation, Health System Revenue Refunding Bonds, Series A, 5.25% due 2/15/2017(h)	2,951	2,951	5,902

A1+	MIG1†	3,700	New York City, New York, City Housing Development Corporation, M/F Rental Housing Revenue Bonds (Monterey), VRDN, Series A, 4.15% due 11/15/2019(e)(j)	—	3,700	3,700

AAA	Aaa	18,000	New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series B, 5.75% due 6/15/2029(h)	18,212	—	18,212

			New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Refunding Bonds:

AAA	Aaa	8,850	Series A, 5.50% due 6/15/2023(c)	4,206	4,553	8,759

AAA	Aaa	7,800	Series A, 5.50% due 6/15/2023(h)	7,719	—	7,719

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

AAA	Aaa	4,000	Series A, 5.375% due 6/15/2026(f)	3,872	—	3,872

AAA	Aaa	$4,750	Series B, 5.25% due 6/15/2029(c)	$4,494	—	$4,494

AAA	Aaa	18,750	Series B, 6.50% due 6/15/2031(h)	12,441	$8,294	20,735

AAA	Aaa	1,000	Series D, 4.75% due 6/15/2025(c)	883	—	883

AAA	Aaa	1,250	Series D, 4.75% due 6/15/2025(h)	1,104	—	1,104

			New York City, New York, City Transitional Finance Authority Revenue Bonds, Future Tax Secured, Series C:

AA	Aa3	2,700	5.25% due 5/01/2015	2,704	—	2,704

AAA	Aaa	1,920	5% due 5/01/2016	—	1,861	1,861

AAA	Aaa	3,000	New York City, New York, City Trust Cultural Resource Trust Revenue Refunding Bonds (Museum of Modern Art), Series A, 5.50% due 1/01/2021(a)	—	2,989	2,989

AAA	Aaa	10,500	New York City, New York, Educational Construction Fund Revenue Bonds, Junior Sub-Lien, 5.50% due 4/01/2026(a)	10,343	—	10,343

			New York City, New York, GO:

AAA	Aaa	5,820	Series C, 5.375% due 11/15/2027(h)	5,638	—	5,638

AAA	Aaa	5,000	Series C, 5% due 8/15/2028(f)	4,568	—	4,568

AAA	NR*	1,850	Series I, 6.25% due 4/15/2027(h)	1,953	—	1,953

A-	A2	1,000	Series J, 5.50% due 2/15/2026	972	—	972

A1c	VMIG1†	4,900	VRDN, Series B, Sub-Series B-6, 4.15% due 8/15/2005(h)(j)	4,900	—	4,900

NR*	VMIG1†	1,000	VRDN, Series B-2, Sub-Series B-5, 4.15% due 8/15/2009(h)(j)	1,000	—	1,000

A1+	VMIG1†	300	VRDN, Series B-2, Sub-Series B-5, 4.15% due 8/15/2011(h)(j)	—	300	300

A1+	VMIG1†	3,150	VRDN, Sub-Series A-4, 4.20% due 8/01/2021(j)	3,150	—	3,150

A1+	VMIG1†	1,300	VRDN, Sub-Series A-7, 4.30% due 8/01/2021(j)	1,300	—	1,300

			New York City, New York, GO, Refunding:

AAA	NR*	10,000	Series A, 6.25% due 5/15/2026(f)	10,726	—	10,726

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

A-	A2	5,000	Series H, 5.125% due 8/01/2025	4,607	—	4,607

A1+	VMIG1†	1,500	VRDN, Sub-Series E-4, 4.30% due 8/01/2021(j)	1,500	—	1,500

A1+	VMIG1†	$1,300	New York City, New York, Housing Development Corporation, M/F Rental Housing Revenue Bonds (Carnegie Park), VRDN, Series A, 4.10% due 11/15/2019(e)(j)	$300	$1,000	$1,300

			New York City, New York, IDA, Civic Facilities Revenue Bonds:

NR*	Aaa	885	(Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022(h)	—	877	877

BBB	NR*	1,000	(College of Aeronautics Project), 5.45% due 5/01/2018	945	—	945

A	A3	5,635	(Nightingale-Bamford School Project), 5.85% due 1/15/2020	5,675	—	5,675

AAA	Aaa	1,830	(Rockefeller Foundation Project), 5.375% due 7/01/2023	1,822	—	1,822

AAA	Aaa	5,000	New York City, New York, IDA, Special Facilities Revenue Bonds (Terminal One Group), AMT, 6.125% due 1/01/2024(h)	5,184	—	5,184

AAA	Aaa	4,400	New York State Dormitory Authority, Hospital Revenue Bonds (New York Hospital Medical Center), 5.55% due 8/15/2029(a)(d)	—	4,319	4,319

AAA	Aaa	2,000	New York State Dormitory Authority, Hospital Revenue Refunding Bonds (Montefiore Medical Center), 5.50% due 8/01/2038(a)	1,947	—	1,947

			New York State Dormitory Authority, Lease Revenue Bonds:

AAA	Aaa	2,000	(Municipal Health Facilities Improvement Program), Series 1, 5% due 1/15/2019	1,894	—	1,894

AAA	Aaa	7,650	(Municipal Health Facilities Improvement Program), Series 1, 4.75% due 1/15/2029(f)	6,653	—	6,653

AAA	Aaa	645	(Office Facilities Audit and Control), 5.50% due 4/01/2023(h)	639	—	639

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

			New York State Dormitory Authority Revenue Bonds:

AAA	Aaa	2,200	(835 Schools Program), Issue 2, Series D, 5% due 7/01/2018(a)	2,095	—	2,095

AAA	Aaa	1,340	(853 Schools Program), Issue 2, Series E, 5.75% due 7/01/2019(a)	1,381	—	1,381

AAA	Aaa	$1,200	(Cooper Union of Advance Science), 6.25% due 7/01/2029(h)	$1,280	—	$1,280

AAA	Aaa	3,470	(Court Facilities Lease Program), Series A, 5.625% due 5/15/2013(h)	3,554	—	3,554

AAA	Aaa	7,550	(Court Facilities Lease Program), Series A, 5.25% due 5/15/2021(h)	7,237	—	7,237

AAA	Aaa	10,000	(Frances Schervier Project), 5.50% due 7/01/2027(f)	9,773	—	9,773

AAA	Aaa	2,325	(Gustavus Adolphus Childrens School), Series B, 5.50% due 7/01/2018(a)	2,342	—	2,342

AAA	Aaa	6,750	(Interfaith Medical Center), Series D, 5.40% due 2/15/2028(h)	6,443	—	6,443

AAA	Aaa	4,500	(Library Facilities-Service Contract), 5.25% due 7/01/2019(b)	4,374	—	4,374

AAA	Aaa	11,000	(Mental Health Services Facilities Improvement), Series B, 5.375% due 2/15/2026(f)	9,683	$968	10,651

AAA	A3	5,485	(Mental Health Services Facilities Improvement), Series D, 5.125% due 8/15/2027(f)	5,113	—	5,113

AAA	Aaa	2,000	(Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024(h)	—	1,911	1,911

AAA	Aaa	1,845	(Pace University), 6% due 7/01/2019	—	1,957	1,957

AAA	Aaa	3,500	(Pace University), 6% due 7/01/2029	—	3,663	3,663

NR*	Aaa	4,000	RIB, Series 156, 6.46% due 8/01/2029(a)(d)(k)	—	3,783	3,783

AAA	NR*	1,750	(Saint Agnes Hospital), 5.40% due 2/15/2025(h)	1,679	—	1,679

AAA	Aaa	10,000	(Saint Barnabas Hospital), 5.45% due 8/01/2035(a)(d)	9,611	—	9,611

AAA	NR*	1,135	(Upstate Community Colleges), Series A, 6% due 7/01/2017	—	1,212	1,212

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

AAA	NR*	190	(Upstate Community Colleges), Series A, 6% due 7/01/2018	—	202	202

AAA	NR*	270	(Upstate Community Colleges), Series A, 6% due 7/01/2019	—	286	286

			New York State Dormitory Authority Revenue Refunding Bonds:

AAA	Aaa	5,000	(City University System), Series F, 5.50% due 7/01/2012(c)	5,114	—	5,114

AAA	NR*	$3,250	(City University System-Consolidated), Series A, 5.625% due 7/01/2016(f)	$3,398	—	$3,398

AAA	Aaa	5,000	(City University System-Consolidated Third), Series 1, 5.25% due 7/01/2025(c)	4,773	—	4,773

AAA	Aaa	4,300	(City University System), Third Generation Resources, Series 1, 5.50% due 7/01/2024(h)	—	$4,249	4,249

AAA	Aaa	1,000	(City University System), Third Generation Resources, Series 2, 5% due 7/01/2028(f)	—	914	914

AAA	Aaa	1,500	(Fordham University), 5% due 7/01/2028(h)	1,371	—	1,371

AAA	Aaa	6,250	(Hospital for Special Surgery), 5% due 2/01/2028(d)(h)	5,662	—	5,662

AAA	NR*	11,080	(Hospital Mortgage-United Health Services Hospitals), 5.375% due 8/01/2027(a)(d)	10,711	—	10,711

NR*	Aaa	3,465	(Ithaca College), 5% due 7/01/2026(a)	3,178	—	3,178

AAA	Aaa	4,550	(Mental Health Program), Series B, 5.50% due 8/15/2017(h)	4,599	—	4,599

AAA	Aaa	2,000	(Mental Health Services Facilities Improvement), Series D, 4.75% due 2/15/2025(h)	—	1,763	1,763

AAA	Aaa	5,320	(Millard Fillmore Hospital Project), 5.375% due 2/01/2032(a)(d)	5,075	—	5,075

BBB+	Baa1	15,880	(Mount Sinai Health System), Series A, 6.50% due 7/01/2017	17,028	—	17,028

AAA	Aaa	8,000	(New York and Presbyterian Hospitals), 4.75% due 8/01/2027(a)(d)	6,994	—	6,994

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

AAA	Aaa	3,750	(New York Medical College), 4.75% due 7/01/2027(h)	3,284	—	3,284

AAA	Aaa	3,460	(North Shore University Hospital), 5.25% due 11/01/2019(h)	3,358	—	3,358

AAA	Aaa	3,000	(North Shore University Hospital), 5% due 11/01/2023(h)	2,753	—	2,753

AAA	Aaa	9,110	RITR, Class R, Series 2, 6.04% due 7/01/2011(k)	11,033	—	11,033

AAA	Aaa	1,425	(Rochester Institute of Technology), 5.25% due 7/01/2022(h)	1,368	—	1,368

AAA	Aaa	$4,500	(State University Educational Facilities), Series A, 4.75% due 5/15/2025(h)	$3,975	—	$3,975

AAA	Aaa	1,455	(University of Rochester), Series A, 5.125% due 7/01/2022(h)	1,374	—	1,374

AAA	Aaa	6,000	(University of Rochester), Series A, 5% due 7/01/2023(h)	5,553	—	5,553

A-	Baa3	5,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds (LILCO Project), AMT, Series B, 5.30% due 11/01/2023	4,629	—	4,629
			New York State Energy Research and Development Authority, Facilities Revenue Refunding Bonds (Consolidated Edison Company of New York), Series A:

AAA	Aaa	12,500	6.10% due 8/15/2020(a)	13,051	—	13,051

AAA	Aaa	3,500	6.10% due 8/15/2020(h)	3,646	—	3,646

A1+	NR*	1,200	New York State Energy Research and Development Authority, PCR (Niagara Mohawk Power Corporation Project), AMT, VRDN, Series B, 4.40% due 7/01/2027(j)	1,200	—	1,200
			New York State Energy Research and Development Authority, PCR, Refunding, Series A:

AAA	Aaa	6,000	(Central Hudson Gas and Electric), 5.45% due 8/01/2027(a)	5,879	—	5,879

AAA	Aaa	8,350	(Niagara Mohawk Power Corporation Project), 5.15% due 11/01/2025(a)	7,845	—	7,845

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

AAA	Aaa	1,285	New York State Energy Research and Development Authority, Solid Waste Disposal Revenue Bonds (New York State Electric and Gas Co. Project), AMT, Series A, 5.70% due 12/01/2028(h)	1,278	—	1,278

AAA	Aaa	3,000	New York State Environmental Facilities Corporation, Special Obligation Revenue Refunding Bonds (Riverbank State Park), 5.125% due 4/01/2022(a)	2,833	—	2,833

AAA	Aaa	4,400	New York State Environmental Facilities Corporation, Water Facilities Revenue Refunding Bonds (Spring Valley Water Company), Series B, 6.15% due 8/01/2024	4,556	—	4,556
			New York State HFA Revenue Refunding Bonds, Series A:

AAA	Aaa	$2,000	(Fulton Manor), 6.10% due 11/15/2025(a)(d)	$2,020	—	$2,020

AAA	Aaa	1,740	(Housing Mortgage Project), 6.10% due 11/01/2015(f)	1,795	—	1,795

AAA	Aaa	2,990	(Housing Mortgage Project), 6.125% due 11/01/2020(f)	3,060	—	3,060

A1+	VMIG1†	17,500	New York State Local Government Assistance Corporation, VRDN, Series F, 4.05% due 4/01/2025(j)	17,500	—	17,500

AAA	Aaa	1,000	New York State Medical Care Facilities Finance Agency Revenue Bonds (Mental Health Services), Series A, 6% due 2/15/2005(h)(i)	1,081	—	1,081
			New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT:

NR*	Aa1	7,435	Series 69, 5.40% due 10/01/2019	7,167	—	7,167

NR*	Aa1	9,125	Series 73-A, 5.30% due 10/01/2028	8,432	—	8,432

NR*	Aa1	2,805	Series 84, 5.90% due 4/01/2022	2,814	—	2,814

NR*	Aa2	2,000	Series 88, 6.25% due 4/01/2030	—	$2,059	2,059

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

			New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds:

AAA	Aaa	2,500	AMT, Series 54, 6.20% due 10/01/2026(h)	2,559	—	2,559

NR*	Aa1	930	AMT, Series 58, 6.40% due 4/01/2027	964	—	964

AAA	Aaa	2,140	AMT, Series 67, 5.70% due 10/01/2017(h)	2,163	—	2,163

AAA	Aaa	5,985	AMT, Series 67, 5.80% due 10/01/2028	6,014	—	6,014

AAA	Aaa	1,500	Series 59, 6.25% due 4/01/2027	1,561	—	1,561

NR*	Aa1	1,000	Series 61, 5.80% due 10/01/2017	1,016	—	1,016

AAA	NR*	2,100	Series 83, 5.55% due 10/01/2027(h)	—	2,068	2,068
			New York State Mortgage Agency Revenue Bonds, RIB(k):

NR*	Aaa	3,000	Series 302, 7.44% due 10/01/2017(h)	3,191	—	3,191

NR*	Aaa	2,450	Series 303, 8.34% due 10/01/2014	2,640	—	2,640

NR*	Aa1	$3,385	New York State Mortgage Agency Revenue Refunding Bonds, AMT, Series 82, 5.65% due 4/01/2030	$3,318	—	$3,318
			New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds, Series B-1(c):

AAA	Aaa	5,000	5.75% due 4/01/2013	5,326	—	5,326

AAA	NR*	3,000	5.75% due 4/01/2014	—	$3,176	3,176

AAA	Aaa	5,660	New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Refunding Bonds, Series B, 5% due 4/01/2017(c)	5,444	—	5,444

AAA	NR*	7,500	New York State Thruway Authority, Local Highway and Bridge Service Contract Revenue Refunding Bonds, 6% due 4/01/2012	5,930	2,156	8,086

AAA	Aaa	5,000	New York State Thruway Authority, Service Contract Revenue Bonds (Local Highway and Bridge), 5.75% due 4/01/2015(h)	5,249	—	5,249

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

			New York State Urban Development Corporation Revenue Bonds:

AAA	Aaa	5,500	(Community Enhancement Facilities), 5.125% due 4/01/2015(a)	5,447	—	5,447

NR*	Aaa	10,000	(Correctional Capital Facilities), Series 5, 5.50% due 1/01/2025(h)	9,815	—	9,815

AAA	Aaa	12,465	(Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025(a)	12,094	—	12,094

AAA	Aaa	7,500	(Correctional Facilities Service Contract), Series B, 4.75% due 1/01/2028(a)	3,939	2,626	6,565

AAA	Aaa	2,500	New York State Urban Development Corporation Revenue Refunding Bonds (Correctional Facilities Service Contract), 5% due 1/01/2019(f)	—	2,370	2,370

			Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo Niagara International Airport), AMT(c):

AAA	NR*	1,000	5% due 4/01/2018	933	—	933

AAA	NR*	1,775	5% due 4/01/2028	1,587	—	1,587

AAA	Aaa	1,700	Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk Valley), Series A, 5.20% due 2/01/2013(f)	1,714	—	1,714

AAA	NR*	$2,000	Otsego County, New York, IDA, Civic Facility Revenue Refunding Bonds (Aurelia Osborn Fox Memorial Hospital), Series A, 5.35% due 10/01/2017(f)	$1,976	—	$1,976

AAA	Aaa	6,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 116th Series, 4.375% due 10/01/2033(c)	5,055	—	5,055

			Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK International Airport Terminal Project), AMT, Series 6(h):

AAA	Aaa	15,330	6.25% due 12/01/2015	14,775	$2,217	16,992

AAA	Aaa	9,980	5.75% due 12/01/2022	10,151	—	10,151

NR*	Aaa	5,000	Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union College Project), Series A, 5.45% due 12/01/2029(a)	4,871	—	4,871

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Continued)
As of August 31, 2000
(in Thousands)

				Value

				MuniHoldings
				New York	MuniHoldings
S&P	Moody’s			Insured Fund,	New York Insured	ProForma for
Ratings	Ratings	Face Amount	Issue	Inc.	Fund IV, Inc.	Combined Fund

AAA	Aaa	305	Suffolk County, New York, GO, Refunding, Public Improvement, Series D, 4.75% due 11/01/2019(c)	277	—	277

AAAr	Aaa	6,595	Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue Refunding Bonds, RITR, AMT, Class R, Series 1, 6.008% due 10/01/2010(k)	7,903	—	7,903

AAA	Aaa	7,090	Suffolk County, New York, Water Authority, Waterworks Revenue Bonds, Series A, 5% due 6/01/2022(a)	6,575	—	6,575

AAA	Aaa	6,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series B, 5.20% due 1/01/2027(c)	5,663	—	5,663

AAA	Aaa	3,500	Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Refunding Bonds, Series A, 4.75% due 1/01/2024(h)	3,107	—	3,107

AAA	Aaa	2,250	Yonkers, New York, GO, Series C, 5% due 6/01/2019(c)	2,129	—	2,129

			Total Investments (Cost — $742,098) — 98.9%	643,092	98,572	741,664

			Other Assets Less Liabilities — 1.1%	7,299	1,005	5,838	**

			Net Assets — 100.0%	$650,391	$99,577	$747,502	**

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(unaudited) — (Concluded)
As of August 31, 2000
(in Thousands)

(a)	AMBAC Insured.
(b)	CAPMAC Insured.
(c)	FGIC Insured.
(d)	FHA Insured.
(e)	FNMA Collateralized.
(f)	FSA Insured.
(g)	GNMA Collateralized.
(h)	MBIA Insured.
(i)	Prerefunded.
(j)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
(k)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.

*   Not Rated.

**	Amounts reflect Pro Forma adjustment to the Statement of Assets, Liabilities and Capital.

†	Highest short-term rating by Moody’s Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Portfolio

Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc. and MuniHoldings New York Insured Fund IV, Inc., portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT	Alternative Minimum Tax (subject to)
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
M/ F	Multi-Family
PCR	Pollution Control Revenue Bonds
RIB	Residual Interest Bonds
RITR	Residual Interest Trust Receipts
VRDN	Variable Rate Demand Notes

     The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds as of August 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at August 31, 2000. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at August 31, 2000. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC. AND
MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(Unaudited)
As of August 31, 2000

	MuniHoldings	MuniHoldings		Pro Forma
	New York	New York		for
	Insured Fund	Insured Fund IV	Adjustments	Combined Fund

Assets:

Investments, at value*	$643,092,088	$98,571,682		$741,663,770

Cash	88,567	75,326		163,893

Interest receivable	8,016,273	1,115,618		9,131,891

Prepaid expenses and other assets	34,604	—		34,604

Total assets	651,231,532	99,762,626		750,994,158

Liabilities:

Payables:

Dividends to shareholders	386,066	85,979	$2,265,060	2,737,105

Investment adviser	209,737	21,182		230,919

Offering costs	120,285	—		120,285

Accrued expenses and other liabilities	124,267	78,743	201,000 (1)	404,010

Total liabilities	840,355	185,904	2,466,060	3,492,319

Net Assets:

Net Assets	$650,391,177	$99,576,722	$(2,466,060)	$747,501,839

Capital
Capital Stock (200,000,000 shares authorized)

Preferred Stock, par value $.10 per share of AMPS** issued and outstanding† at $25,000 per share liquidation preference	$274,000,000	$39,000,000		$313,000,000

Common Stock par value $.10 per share issued and outstanding††	2,653,125	417,410	9,024	3,079,559

Paid-in capital in excess of par	413,685,678	61,621,989	(210,024)	475,097,643

Undistributed investment income — net	1,944,232	320,828	(2,265,060)	—

PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC. AND
MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(Unaudited) — (Concluded)

	MuniHoldings	MuniHoldings		Pro Forma
	New York	New York		for
	Insured Fund	Insured Fund IV	Adjustments	Combined Fund

Accumulated realized capital losses on investments — net	$(38,343,576)	$(3,760,154)		$(42,103,730)

Accumulated distributions in excess of realized capital gains on investments — net	(1,137,262)	—		(1,137,262)

Unrealized appreciation (depreciation) on investments — net	(2,411,020)	1,976,649		(434,371)

Total capital	$650,391,177	$99,576,722	$(2,466,060)	$747,501,839

Net asset value per share of Common Stock	$14.19	$14.51		$14.11

* Identified Cost	$645,503,108	$96,595,033		$742,098,141

† Shares issued and outstanding	10,960	1,560		12,520

†† Shares issued and outstanding	26,531,247	4,174,097	90,244	30,795,588

** Auction Market Preferred Stock

(1)	Reflects the charge for estimated Reorganization expenses of $201,000, of which $112,000 is attributable to Muniholdings New York Insured Fund, Inc and $89,000 is attributable to MuniHoldings New York Insured Fund IV, Inc.

See Notes to Financial Statements.

      The following unaudited pro forma Combined Statement of Operations has been derived from the statement of operations of the respective Funds for the twelve months ended August 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on September 1, 1999. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on September 1, 1999, nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR MUNIHOLDINGS NEW YORK INSURED FUND, INC.
AND MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
(Unaudited)
For the Period September 1, 1999 to August 31, 2000

	MuniHoldings	MuniHoldings		Pro Forma
	New York	New York		for
	Insured Fund, Inc.	Insured Fund IV, Inc.	Adjustments(1)	Combined Fund(2)

Investment Income:

Interest and amortization of premium and discount earned	$23,827,448	$5,523,586		$29,351,034

Expenses:

Investment advisory fees	2,321,150	514,560		2,835,710

Commission fees	472,902	88,143		561,045

Reorganization expenses	408,233	—	$(408,233)	—

Accounting services	92,207	54,619	(42,150)	104,676

Transfer agent fees	82,067	27,436	(16,500)	93,003

Professional fees	23,733	46,606	(46,606)	23,733

Printing and shareholder reports	22,920	16,345	(10,500)	28,765

Directors’ fees and expenses	15,827	23,369	(23,369)	15,827

Listing fees	21,560	10,474	(10,474)	21,560

Custodian fees	23,613	5,678	(1,000)	28,291

Pricing fees	6,793	5,283	(3,575)	8,501

Other	26,297	8,665	(4,300)	30,662

Total expenses before reimbursement	3,517,302	801,178	(566,707)	3,751,773

Reimbursement of expenses	(292,159)	(283,218)		(575,377)

Total expenses after reimbursement	3,225,143	517,960	(566,707)	3,176,396

Investment income — net	20,602,305	5,005,626	566,707	26,174,638

Realized & Unrealized Gains(Loss) on Investments — Net

Realized loss on investments — net	(18,802,194)	(3,270,651)		(22,072,845)

Change in unrealized appreciation/depreciation on investments — net	40,860,880	4,004,775		44,865,655

Net Increase in Net Assets Resulting from Operations	$42,660,991	$5,739,750	$566,707	$48,967,448

(1)	Reflects anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services and excludes expenses of $408,233 incurred in connection with a prior reorganization transaction.

(2)	This Pro Forma Combined Statement of Operations excludes expenses of $408,233 incurred in connection with a prior reorganization transaction and non-recurring aggregate estimated Reorganization expenses of $201,000, of which $112,000 is attributable to MuniHoldings New York Insured Fund, Inc. and $89,000 is attributable to MuniHoldings New York Insured Fund IV, Inc.

See Notes to Financial Statements.

MUNIHOLDINGS NEW YORK INSURED FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

      MuniHoldings New York Insured Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

      (a)  Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

      (b)  Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•	Options — The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

MUNIHOLDINGS NEW YORK INSURED FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Concluded)

      Written and purchased options are non-income producing investments.

      (c)  Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (d)  Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

      (e)  Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

      (f)  Reclassification — Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year’s permanent book/tax differences of $390,744 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $71 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2.  Investment Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

      FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 1, 1999 to August 31, 2000 FAM earned fees of $2,321,150 for the Fund and $514,560 for MuniHoldings New York Insured Fund IV, Inc. of which $292,159 and $283,218 were waived respectively.

      Accounting services are provided to the Fund by FAM at cost.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

EXHIBIT I

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to Each Fund

	Defined Term	Fiscal Year	State of	Meeting
Fund	Used in Exhibit 1	End	Organization	Time

MuniHoldings New York Insured Fund, Inc.	New York Insured	8/31	Maryland	11:00 a.m.

MuniHoldings New York Insured Fund IV, Inc.	New York Insured IV	5/31	Maryland	11:30 a.m.

	Shares of Capital Stock
	Outstanding as of
	the Record Date

Fund	Common Stock	AMPS

New York Insured	26,531,247	10,960

New York Insured IV	4,174,097	1,560

Information Pertaining to Officers and Directors

	Year in Which Each Director/Nominee of New York Insured
	Became a Member of the Board

Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	West	Suddarth	Zinbarg

New York Insured	1997	1999	1997	1997	1997	1997	2000	2000

	Year in Which Each Director/Nominee of New York
	Insured IV Became a Member of the Board

Fund	Bodurtha	Glenn	London	May	Perold	Ramo

New York Insured IV	1999	1999	1999	1999	1999	2000

      Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Funds to non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee

	#		Per	#		Per	Aggregate
	Meetings	Annual	Meeting	Meetings	Annual	Meeting	Fees and
Fund	Held*	Fee($)	Fee($)***	Held*	Fee($)	Fee($)***	Expenses($)

New York Insured	4	2,000	200	4	800 **	N/A	15,827

New York Insured IV	4	3,422	233	4	N/A	116	19,305

*	Includes meetings held via teleconferencing equipment.

**	The Chairman of the Audit Committee received an additional annual fee of $1,000. Effective July 2000, Mr. Forbes and Mr. Reilly are Co-Chairmen of the Audit Committee of New York Insured and will each receive $500 annually.

***	The fee is payable for each meeting attended in person. A fee is not paid for telephone meetings.

      Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Directors for the most recently completed fiscal year.

	Compensation from Each Fund ($)*

Fund	Forbes	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg

New York Insured	3,600	3,600	4,600	3,600	900	3,600	900

	Bodurtha	London	May	Perold	Ramo

New York Insured IV	4,521	4,521	4,521	4,521	1,908

* No pension or retirement benefits are accrued as part of Fund expenses.

      Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/ MLIM-Advised Funds”), including both Funds, to the Funds’ non-affiliated Directors for the year ended December 31, 1999.

Aggregate Compensation From FAM/ MLIM-
Name of Director	Advised Funds Paid to Directors ($)(*)

New York Insured IV

James H. Bodurtha	133,500

Herbert I. London	133,500

Joseph L. May	133,500

André F. Perold	133,250

Roberta Cooper Ramo	—
New York Insured

Ronald W. Forbes	213,900

Cynthia A. Montgomery	213,900

Charles C. Reilly	400,025

Kevin A. Ryan	213,900

Roscoe S. Suddarth**	—

Richard R. West	388,775

Edward Zinbarg	140,875

*	The Directors serve on the boards of FAM/ MLIM-advised funds as follows: Mr. Bodurtha (32 registered investment companies consisting of 44 portfolios); Mr. London (32 registered investment companies consisting of 44 portfolios); Mr. May (32 registered investment companies consisting of 44 portfolios); Mr. Perold (32 registered investment companies consisting of 44 portfolios); Ms. Cooper Ramo (26 registered investment companies consisting of 20 portfolios); Mr. Forbes (55 registered investment companies consisting of 61 portfolios); Ms. Montgomery (55 registered investment companies consisting of 61 portfolios); Mr. Reilly (55 registered investment companies consisting of 61 portfolios); Mr. Ryan (55 registered investment companies consisting of 61 portfolios); Mr. Suddarth (55 registered investment companies consisting of 61 portfolios); Mr. West (65 registered investment companies consisting of 71 portfolios); and Mr. Zinbarg (55 registered investment companies consisting of 61 portfolios).

**	Mr. Suddarth was not a Director/ Trustee of any FAM/ MLIM-Advised Funds as of December 31, 1999, but was elected a Director/ Trustee of certain FAM/ MLIM-Advised Funds (including New York Insured and New York Insured IV) during 2000.

      Set forth in the table below is information about the officers of each Fund.

Name and Biography			Officer Since

			New York	New York
	Age	Office	Insured	Insured IV

Terry K. Glenn	60	President	1997*	1999

Executive Vice President of MLIM and FAM (which terms as used herein, include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Vincent R. Giordano	56	Senior	1997	1999
Managing Director of MLIM since 2000; Senior Vice		Vice President
President of FAM and MLIM from 1984 to 2000;
Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.

Kenneth A. Jacob	49	Vice President	1997	1999
First Vice President of MLIM since 1977; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

Donald C. Burke	40	Vice President	1999	1999
First Vice President of FAM and MLIM since 2000; Treasurer of MLIM and FAM since 1999; Senior		Treasurer	1999	1999
Vice President of FAM and MLIM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

Robert A. DiMella, CFA	34	Vice President	1998	—
Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.

Roberto W. Roffo	34	Vice President	2000	1999
Vice President of MLIM since 1996; Portfolio Manager with MLIM since 1992.

Alice A. Pellegrino	40	Secretary	—	1999
Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

Jodi M. Pinedo	30	Secretary	2000	—
Vice President of MLIM since April 2000; Attorney with MLIM since 1999; Senior Paralegal for MLIM from 1998 to 1999; Senior Legal Specialist for Merrill Lynch from 1996 to 1998.

*	Mr. Glenn was elected President of New York Insured in 1999. Prior to that he served as Executive Vice President of New York Insured.

EXHIBIT II

AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 9th day of November, 2000, by and between MuniHoldings New York Insured Fund, Inc., a Maryland corporation (“New York Insured”) and MuniHoldings New York Insured Fund IV, Inc., a Maryland corporation (“New York Insured IV”) (New York Insured and New York Insured IV are sometimes referred to herein together as the “Funds” and individually as a “Fund,” as the context requires).

PLAN OF REORGANIZATION

      The reorganization will constitute the following:

(a)	the acquisition by New York Insured of substantially all of the assets, and the assumption by New York Insured of substantially all of the liabilities of New York Insured IV in exchange solely for an equal aggregate value of newly issued shares of (A) common stock, with a par value of $0.10 per share, of New York Insured (“New York Insured Common Stock”) and (B) auction market preferred stock of New York Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series D (“New York Insured Series D AMPS”), and

(b)	the subsequent distribution by New York Insured IV to New York Insured IV stockholders of (x) all of the New York Insured Common Stock received by New York Insured IV in exchange for such stockholders’ shares of common stock, with a par value of $0.10 per share, of New York Insured IV, including shares of common stock of New York Insured IV representing the Dividend Reinvestment Plan (“DRIP”) shares held in the book deposit accounts of the holders of common stock of New York Insured IV (“New York Insured IV Common Stock”) and (y) all of the New York Insured Series D AMPS received by New York Insured IV in exchange for such stockholders’ shares of auction market preferred stock of New York Insured IV, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series A (“New York Insured IV AMPS”);

all upon and subject to the terms hereinafter set forth (collectively, the “Reorganization”).

      In the course of the Reorganization, New York Insured Common Stock and New York Insured Series D AMPS will be distributed to the stockholders of New York Insured IV as follows:

(a)	each holder of New York Insured IV Common Stock will be entitled to receive a number of shares of New York Insured Common Stock equal to the aggregate net asset value of the New York Insured IV Common Stock owned by such stockholder on the Exchange Date (as defined in Section 7(a) of this Agreement); and

(b)	each holder of New York Insured IV AMPS will be entitled to receive a number of shares of New York Insured Series D AMPS equal to the aggregate liquidation preference (and aggregate value) of the New York Insured IV AMPS owned by such stockholder on the Exchange Date.

      It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

      Prior to the Exchange Date, New York Insured IV shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for New York Insured IV AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary to the Articles of Incorporation of New York Insured IV creating such AMPS.

      Articles of Amendment to New York Insured’s Articles Supplementary creating the additional shares of New York Insured Series D AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) prior to the Exchange Date.

      As promptly as practicable after the consummation of the Reorganization, New York Insured IV shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

      In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1.  Representations and Warranties of New York Insured.

      New York Insured represents and warrants to, and agrees with, New York Insured IV that:

      (a)  New York Insured is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. New York Insured has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

      (b)  New York Insured is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-08217), and such registration has not been revoked or rescinded and is in full force and effect. New York Insured has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

      (c)  New York Insured IV has been furnished with New York Insured’s Annual Report to Stockholders for the fiscal year ended August 31, 2000, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent auditors, fairly present the financial position of New York Insured as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

      (d)  An unaudited statement of assets, liabilities and capital of New York Insured and an unaudited schedule of investments of New York Insured, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to New York Insured IV, at or prior to the Exchange Date for the purpose of determining the number of shares of New York Insured Common Stock and New York Insured Series D AMPS to be issued pursuant to Section 5 of this Agreement; each will fairly present the financial position of New York Insured as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

      (e)  New York Insured has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

      (f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of New York Insured, threatened against it which assert liability on the part of New York Insured or which materially affect its financial condition or its ability to consummate the Reorganization. New York Insured is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (g)  New York Insured is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

      (h)  There are no material contracts outstanding to which New York Insured is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to New York Insured IV prior to the Valuation Time.

      (i) New York Insured has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since August 31, 2000, and those incurred in connection with the Reorganization. As of the Valuation Time, New York Insured will advise New York Insured IV in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

      (j)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New York Insured of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

      (k)  The registration statement filed by New York Insured on Form N-14 which includes the proxy statement of New York Insured IV with respect to the transactions contemplated herein and the prospectus of New York Insured relating to the New York Insured Common Stock and the additional shares of New York Insured Series D AMPS to be issued pursuant to this Agreement (the “Joint Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholder’s meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to New York Insured (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by New York Insured for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

      (l)  New York Insured is authorized to issue 200,000,000 shares of capital stock, of which 1,900 shares have been designated as Series A AMPS, 1,900 shares have been designated as Series B AMPS, 3,040 shares have been designated as Series C AMPS, 2,120 shares have been designated as Series D AMPS and 2,000 shares have been designated as Series E AMPS (the Series A AMPS of New York Insured, Series B AMPS of New York Insured, Series C AMPS of New York Insured, Series D AMPS of New York Insured and Series E AMPS of New York Insured being collectively referred to herein as the “New York Insured AMPS”) and 199,989,040 shares have been designated as common stock, par value $.10 per share, each outstanding share of which is fully paid and nonassessable and has full voting rights.

      (m)  The shares of New York Insured Common Stock and New York Insured Series D AMPS to be issued to New York Insured IV pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of New York Insured will have any preemptive right of subscription or purchase in respect thereof.

      (n)  At or prior to the Exchange Date, the New York Insured Common Stock to be transferred to New York Insured IV for distribution to the stockholders of New York Insured IV on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of New York Insured IV presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

      (o)  At or prior to the Exchange Date, the shares of New York Insured Series D AMPS to be transferred to New York Insured IV on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of AMPS of New York Insured IV presently is qualified, and there are a sufficient number of New York Insured Series D AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

      (p)  At or prior to the Exchange Date, New York Insured will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the New York Insured Common Stock and New York Insured Series D AMPS to New York Insured IV.

2.  Representations and Warranties of New York Insured IV.

      New York Insured IV represents and warrants to, and agrees with, New York Insured that:

      (a)  New York Insured IV is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. New York Insured IV has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

      (b)  New York Insured IV is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-09317), and such registration has not been revoked or rescinded and is in full force and effect. New York Insured IV has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

      (c)  As used in this Agreement, the term “New York Insured IV Investments” shall mean (i) the investments of New York Insured IV shown on the schedule of its investments as of the Valuation Time furnished to New York Insured; and (ii) all other assets owned by New York Insured IV or liabilities incurred as of the Valuation Time.

      (d)  New York Insured IV has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

      (e)  New York Insured has been furnished with New York Insured IV’s Annual Report to Stockholders for the fiscal year ended May 31, 2000, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent auditors, fairly present the financial position of New York Insured IV as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

      (f)  An unaudited statement of assets, liabilities and capital of New York Insured IV and an unaudited schedule of investments of New York Insured IV, each as of the Valuation Time, will be furnished to New York Insured at or prior to the Exchange Date for the purpose of determining the number of shares of New York Insured Common Stock and New York Insured Series D AMPS to be issued to New York Insured IV pursuant to Section 4 of this Agreement; each will fairly present the financial position of New York Insured IV as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

      (g)  There are no material legal, administrative or other proceedings pending or, to the knowledge of New York Insured IV, threatened against it which assert liability on the part of New York Insured IV or which materially affect its financial condition or its ability to consummate the Reorganization. New York Insured IV is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (h)  There are no material contracts outstanding to which New York Insured IV is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to New York Insured prior to the Valuation Time.

      (i)  New York Insured IV is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

      (j)  New York Insured IV has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2000 and those incurred in connection with the Reorganization. As of the Valuation Time, New York Insured IV will advise New York Insured in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

      (k)  New York Insured IV has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of New York Insured IV have been adequately provided for on its books, and no tax deficiency or liability of New York Insured IV has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

      (l)  At both the Valuation Time and the Exchange Date, New York Insured IV will have full right, power and authority to sell, assign, transfer and deliver the New York Insured IV Investments. At the Exchange Date, subject only to the obligation to deliver the New York Insured IV Investments as contemplated by this Agreement, New York Insured IV will have good and marketable title to all of the New York Insured IV Investments, and New York Insured will acquire all of the New York Insured IV Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the New York Insured IV Investments or materially affect title thereto).

      (m)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New York Insured IV of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

      (n)  The N-14 Registration Statement, on its effective date, at the time of the stockholder’s meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to New York Insured IV (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by New York Insured IV for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

      (o)  New York Insured IV is authorized to issue 200,000,000 shares of capital stock, of which 1,560 shares have been designated as Series A AMPS, and 199,998,440 shares have been designated as common stock, par value $.10 per share, each outstanding share of which is fully paid and nonassessable and has full voting rights.

      (p)  All of the issued and outstanding shares of New York Insured IV Common Stock and New York Insured IV AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

      (q)  The books and records of New York Insured IV made available to New York Insured and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of New York Insured IV.

      (r)  New York Insured IV will not sell or otherwise dispose of any of the shares of New York Insured Common Stock or New York Insured Series D AMPS to be received in the Reorganization, except in distribution to the stockholders of New York Insured IV, as provided in Section 4 of this Agreement.

3.  The Reorganization.

      (a)  Subject to receiving the requisite approval of the stockholders of New York Insured IV at an annual meeting of shareholders (the “Meeting”), and to the other terms and conditions contained herein, New York Insured IV agrees to convey, transfer and deliver to New York Insured and New York Insured agrees to acquire from New York Insured IV on the Exchange Date, all of the New York Insured IV Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of New York Insured IV in exchange solely for that number of shares of New York Insured Common Stock and New York Insured Series D AMPS provided in Section 4 of this Agreement.

      Pursuant to this Agreement, as soon as practicable after the Exchange Date, New York Insured IV will distribute all shares of New York Insured Common Stock and New York Insured Series D AMPS received by it to its stockholders in exchange for their shares of New York Insured IV Common Stock and New York Insured IV AMPS. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of New York Insured in the amounts due the stockholders of New York Insured IV based on their respective holdings in New York Insured IV as of the Valuation Time.

      (b)  Prior to the Exchange Date, New York Insured IV shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the New York Insured IV AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary creating the New York Insured IV AMPS.

      (c)  New York Insured IV will pay or cause to be paid to New York Insured any interest New York Insured IV receives on or after the Exchange Date with respect to any of New York Insured IV Investments transferred to New York Insured hereunder.

      (d)  The Valuation Time shall be 4:00 p.m., Eastern time, on March 2, 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

      (e)  Recourse for liabilities assumed from New York Insured IV by New York Insured in the Reorganization will be limited to the net assets of New York Insured IV. The known liabilities of New York

Insured IV, as of the Valuation Time, shall be confirmed in writing to New York Insured pursuant to Section 2(j) of this Agreement.

      (f)  The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of New York Insured IV Investments.

      (g)  New York Insured IV will be dissolved following the Exchange Date by filing Articles of Dissolution with the Maryland Department.

      (h)  New York Insured will file with the Maryland Department Articles of Amendment to its Articles Supplementary creating additional shares of New York Insured Series D AMPS prior to the closing of the Reorganization.

      (i)  As promptly as practicable after the liquidation of New York Insured IV pursuant to the Reorganization, New York Insured IV shall terminate its registration under the 1940 Act.

4.  Issuance and Valuation of New York Insured Common Stock and New York Insured Series D AMPS in the Reorganization.

      Full shares of New York Insured Common Stock and New York Insured Series D AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of New York Insured IV acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of New York Insured IV assumed by New York Insured in the Reorganization, shall be issued by New York Insured to New York Insured IV in exchange for such assets of New York Insured IV, plus cash in lieu of fractional common shares. New York Insured will issue to New York Insured IV (a) a number of shares of New York Insured Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of New York Insured IV Common Stock, determined as set forth below, and (b) a number of shares of New York Insured Series D AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the New York Insured IV AMPS, determined as set forth below.

      The net asset value of each Fund and the liquidation preference and value of the AMPS of each Fund shall be determined as of the Valuation Time in accordance with the procedures described in (i) the final prospectus of New York Insured, dated September 16, 1997, relating to the New York Insured Common Stock and (ii) the final prospectus of New York Insured, dated September 24, 1997, relating to the New York Insured AMPS, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of New York Insured IV Investments to be transferred to New York Insured shall be determined by New York Insured pursuant to the procedures utilized by New York Insured in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by New York Insured in cooperation with New York Insured IV and shall be confirmed in writing by New York Insured to New York Insured IV. The net asset value per share of the New York Insured Common Stock and the liquidation preference and value per share of the newly issued New York Insured Series D AMPS shall be determined in accordance with such procedures and New York Insured shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund, plus any cash or other assets (including interest accrued but not yet received), minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund, is divided by the total number of shares of Common Stock of that Fund outstanding at such time.

      New York Insured shall issue to New York Insured IV separate certificates or share deposit receipts for the New York Insured Common Stock and the New York Insured Series D AMPS, each registered in the name of New York Insured IV. New York Insured IV then shall distribute the New York Insured Common Stock and the New York Insured Series D AMPS to the holders of New York Insured IV Common Stock and New York Insured IV AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the New York Insured Common Stock to The Bank New York, as the transfer agent and registrar for the New York Insured Common Stock for distribution to the holders of New York Insured IV Common Stock on the basis of such holder’s proportionate interest in the aggregate net asset value of the Common Stock of New York Insured IV and (ii) the New York Insured Series D AMPS to The Bank of New York as the transfer agent and registrar for the New York Insured Series D AMPS for distribution to the holders of New York Insured IV AMPS on the basis of such holder’s proportionate interest in the aggregate liquidation preference and value of the New York Insured IV AMPS. With respect to any New York Insured IV stockholder holding certificates evidencing ownership of either New York Insured IV Common Stock or New York Insured IV AMPS as of the Exchange Date, and subject to New York Insured being informed thereof in writing by New York Insured IV, New York Insured will not permit such stockholder to receive new certificates evidencing ownership of New York Insured Common Stock or New York Insured Series D AMPS, exchange New York Insured Common Stock or New York Insured Series D AMPS credited to such stockholder’s account for shares of other investment companies managed by the Fund’s investment adviser, Fund Asset Management, L.P. (“FAM”) or any of its affiliates, or pledge or redeem such New York Insured Common Stock or New York Insured Series D AMPS, in any case, until notified by New York Insured IV or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of New York Insured IV Common Stock or AMPS or, in the event of lost certificates, posted adequate bond. New York Insured IV, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of New York Insured IV Common Stock or AMPS or post adequate bond therefor.

      Dividends payable to holders of record of shares of New York Insured Common Stock and New York Insured Series D AMPS, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of New York Insured IV shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of common stock or AMPS of New York Insured IV, as the case may be, for exchange.

      No fractional shares of New York Insured Common Stock will be issued to holders of New York Insured IV Common Stock. In lieu thereof, New York Insured’s transfer agent, The Bank of New York, will aggregate all fractional shares of New York Insured Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of New York Insured Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing New York Insured IV Common Stock.

5.  Payment of Expenses.

      (a)  The expenses of the Reorganization that are directly attributable to New York Insured IV and the conduct of its business will be deducted from the assets of New York Insured IV as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Annual Meeting of New York Insured IV, the expenses related to the solicitation of proxies to be voted at that Meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. The expenses attributable to New York Insured include fees, if any, of the rating agencies with respect to the New York Insured Series D AMPS, the costs of printing stock certificates, the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Annual Meeting of New York Insured, the expenses related to this solicitation of proxies to be voted at that Meeting and a portion of the expenses incurred in printing the N-14 Registration Statement. The expenses of the Reorganization, including expenses incurred in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by the Funds.

      (b)  If for any reason the Reorganization is not consummated, neither party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.  Covenants of the Funds.

      (a)  New York Insured IV agrees to call an annual meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

      (b)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.

      (c)  New York Insured IV agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of New York Insured Common Stock and New York Insured Series D AMPS, as applicable, other than to its stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by New York Insured, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

      (d)  New York Insured IV undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that New York Insured IV has ceased to be a registered investment company.

      (e)  New York Insured will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

      (f)  New York Insured has no plan or intention to sell or otherwise dispose of New York Insured IV Investments, except for dispositions made in the ordinary course of business.

      (g)  Each Fund agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. New York Insured agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of New York Insured IV for the Fund’s taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, New York Insured IV shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by the Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by New York Insured IV (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by New York Insured IV to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

      (h)  New York Insured IV agrees to mail to its stockholders of record entitled to vote at the annual meeting of its stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (i)  Following the consummation of the Reorganization, New York Insured will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7.  Exchange Date.

      (a)  Delivery of the assets of New York Insured IV to be transferred, together with any other New York Insured IV Investments, and the shares of New York Insured Common Stock and New York Insured Series D AMPS to be issued as provided in this Agreement, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any New York Insured IV Investments, for any reason, are not transferable on the Exchange Date, New York Insured IV shall cause such New York Insured IV Investments to be transferred to New York Insured’s account with The Bank of New York at the earliest practicable date thereafter.

      (b)  New York Insured IV will deliver to New York Insured on the Exchange Date confirmations or other adequate evidence as to the tax basis of the New York Insured IV Investments delivered to New York Insured hereunder, certified by Deloitte & Touche LLP.

      (c)  As soon as practicable after the close of business on the Exchange Date, New York Insured IV shall deliver to New York Insured a list of the names and addresses of all of the stockholders of record of New York Insured IV on the Exchange Date and the number of shares of common stock and AMPS of New York Insured IV owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for New York Insured IV or by its President.

8.  Conditions of New York Insured IV.

      The obligations of New York Insured IV hereunder shall be subject to the following conditions:

      (a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of (i) two-thirds of the members of the Board of Directors of New York Insured; (ii) the holders of (a) a majority of the New York Insured IV Common Stock and New York Insured IV AMPS, voting together as a single class and (b) a majority of the New York Insured IV AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; (iii) a majority of the members of the Board of Directors of New York Insured; and (iv) the holders of a majority of the outstanding New York Insured AMPS, voting as a separate class, issued and outstanding and entitled to vote thereon and further that each Fund shall have delivered to the other Fund a copy of the resolution approving this Agreement adopted by such Fund’s Board of Directors, and New York Insured IV shall have delivered to New York Insured a certificate setting forth the vote of such Fund’s stockholders obtained at the annual meeting of its stockholders, each certified by the Secretary of the appropriate Fund.

      (b)  That New York Insured IV shall have received from New York Insured a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund’s investments, all as of the Valuation Time, certified on the Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Fund since the date of such Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

      (c)  That New York Insured shall have furnished to New York Insured IV a certificate signed by New York Insured’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of New York Insured made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that New York Insured has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

      (d)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      (e)  That New York Insured IV shall have received an opinion or opinions of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to New York Insured IV and dated the Exchange Date, to the effect that (i) each Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of New York Insured Common Stock and New York Insured Series D AMPS to be issued pursuant to this Agreement are duly authorized and, upon issuance and delivery pursuant to the Agreement against payment of the consideration set forth in the Agreement, will be validly issued and fully paid and nonassessable, and no stockholder of New York Insured has any preemptive right to subscription or purchase in respect thereof (pursuant to the Charter or the By-laws of New York Insured or the state law of Maryland, or to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of the Funds, and represents a valid and binding agreement, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law, the Charter or By-laws, as amended and supplemented, or any agreement (known to such counsel) to which any Fund is a party or by which any Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) New York Insured IV has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, New York Insured IV will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) the information in the Joint Proxy Statement and Prospectus under “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders” and “Agreement and Plan of Reorganization — Tax Consequences of the Reorganization,” to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective stockholders; (xii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any Fund, the unfavorable outcome of which would materially and adversely affect such Fund; (xiii) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (xiv) such opinion is solely for the benefit of the Funds and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

      (f)  That New York Insured IV shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by New York Insured IV of substantially all of its assets to New York Insured in exchange solely for shares of New York Insured Common Stock and New York Insured Series D AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the respective Funds will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to New York Insured IV as a result of the asset transfer solely in exchange for shares of New York Insured Common Stock and New York Insured Series D AMPS or on the distribution of New York Insured Common Stock and New York Insured Series D AMPS to stockholders of New York Insured IV under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to New York Insured on the receipt of assets of New York Insured IV in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of New York Insured IV on the receipt of shares of New York Insured Common Stock and New York Insured Series D AMPS in exchange for their shares of New York Insured IV; (v) in accordance with Section 362(b) of the Code, the tax basis of New York Insured IV’s assets in the hands of New York Insured will be the same as the tax basis of such assets in the hands of New York Insured IV immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of New York Insured Common Stock and New York Insured Series D AMPS received by the stockholders of New York Insured IV in the Reorganization will be equal to the tax basis of the respective shares of New York Insured IV surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of New York Insured will be determined by including the period for which such stockholder held New York Insured IV shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, New York Insured’s holding period with respect to New York Insured IV’s assets transferred will include the period for which such assets were held by New York Insured IV; (ix) the payment of cash to common stockholders of New York Insured IV in lieu of fractional shares of New York Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that each common stockholder will have short- or long-term capital gain or loss to the extent that the cash distribution received differs from the stockholder’s basis allocable to the New York Insured fractional shares; and (x) the taxable year of New York Insured IV will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, New York Insured will succeed to and take into account certain tax attributes of New York Insured IV, such as earnings and profits, capital loss carryovers and method of accounting.

      (g)  That all proceedings taken by each Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

      (h)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of New York Insured, be contemplated by the Commission.

      (i)  That New York Insured IV shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to them, to the effect that (i) they are independent public accountants with respect to New York Insured within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of New York Insured included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of New York Insured included in the N-14 Registration Statement, and inquiries of certain officials of New York Insured responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to New York Insured appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of New York Insured or from schedules prepared by officials of New York Insured having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

      (j)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of New York Insured or would prohibit the Reorganization.

      (k)  That New York Insured IV shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as their counsel, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9.  New York Insured Conditions.

      The obligations of New York Insured hereunder shall be subject to the following conditions:

      (a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of each of the Funds and by the stockholders of New York Insured IV as set forth in Section 8(a); and that New York Insured IV shall have delivered to New York Insured a copy of the resolution approving this Agreement adopted by New York Insured IV’s Board of Directors, and a certificate setting forth the vote of the stockholders of New York Insured IV obtained, each certified by its Secretary.

      (b) That New York Insured IV shall have furnished to New York Insured a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of New York Insured IV since the date of the Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in New York Insured IV Investments since that date or changes in the market value of New York Insured IV Investments.

      (c)  That New York Insured IV shall have furnished to New York Insured a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of New York Insured IV made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and New York Insured IV has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

      (d)  That New York Insured IV shall have delivered to New York Insured a letter from Deloitte & Touche LLP dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of New York Insured IV for the period ended May 31, 2000 (which returns originally were prepared and filed by New York Insured IV), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of New York Insured IV for the period covered thereby; and that for the period from May 31, 2000, to and including the Exchange Date and for any taxable year of New York Insured IV ending upon the liquidation of New York Insured IV, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from May 31, 2000, to and including the Exchange Date and for any taxable year of New York Insured IV, ending upon the liquidation of such Fund or that such Fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

      (e)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      (f)  That New York Insured shall have received an opinion of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to New York Insured and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as New York Insured reasonably may deem necessary or desirable.

      (g) That New York Insured shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

      (h)  That New York Insured shall have received from Deloitte & Touche LLP a letter regarding New York Insured IV dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to New York Insured, to the effect that (i) they are independent public accountants with respect to such Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of New York Insured IV included or incorporated by reference in the N-14 Registration Statement and reported on by them (if applicable) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of New York Insured IV included in the N-14 Registration Statement, and inquiries of certain officials of New York Insured IV responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to New York Insured IV appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of New York Insured IV or from schedules prepared by officials of New York Insured IV having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

      (i)  That New York Insured IV Investments to be transferred to New York Insured shall not include any assets or liabilities which New York Insured, by reason of charter limitations or otherwise, may not properly acquire or assume.

      (j)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of New York Insured IV, be contemplated by the Commission.

      (k)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of New York Insured IV or would prohibit the Reorganization.

      (l)  That New York Insured shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to New York Insured, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

      (m)  That all proceedings taken by New York Insured IV and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to New York Insured.

      (n)  That prior to the Exchange Date, New York Insured IV shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the New York Insured IV AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

10.  Termination, Postponement and Waivers.

      (a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of New York Insured IV if any condition of New York Insured IV’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board, or (iii) by the Board of Directors of New York Insured if any condition of New York Insured’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

      (b)  If the transactions contemplated by this Agreement have not been consummated by December 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

      (c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

      (d)  At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective Fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

      (e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f)  If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of New York Insured Common Stock and New York Insured Series D AMPS to be issued to New York Insured IV, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11.  Indemnification.

      (a)  New York Insured IV hereby severally agrees to indemnify and hold New York Insured harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which New York Insured may incur or sustain by reason of the fact that (i) New York Insured shall be required to pay any corporate obligation of New York Insured IV, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against New York Insured IV which were omitted or not fairly reflected in the financial statements to be delivered to New York Insured in connection with the Reorganization; (ii) any representations or warranties made by New York Insured IV in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of New York Insured IV has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein attributable to such Fund not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and (b) herein insofar as such claim is based on written information furnished to New York Insured IV by New York Insured.

      (b)  New York Insured hereby agrees to indemnify and hold New York Insured IV harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which New York Insured IV may incur or sustain by reason of the fact that (i) any representations or warranties made by New York Insured in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of New York Insured has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to New York Insured by New York Insured IV.

      (c)  In the event that any claim is made against New York Insured in respect of which indemnity may be sought by New York Insured from New York Insured IV under Section 11(a) of this Agreement, or in the event that any claim is made against New York Insured IV in respect of which indemnity may be sought by New York Insured IV from New York Insured under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between New York Insured and New York Insured IV seeking indemnification that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 12, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12.  Other Matters.

      (a)  Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), New York Insured will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIHOLDINGS NEW YORK INSURED FUND, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to New York Insured’s transfer agent with respect to such shares. New York Insured IV will provide New York Insured on the Exchange Date with the name of any stockholder of New York Insured IV who is to the knowledge of New York Insured IV an affiliate of New York Insured IV on such date.

      (b)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      (c)  Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

      (d)  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

      (e)  Copies of the Articles of Incorporation, as amended, and Articles Supplementary of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

      This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MUNIHOLDINGS NEW YORK INSURED FUND, INC.

By:	/s/ TERRY K. GLENN

Name: Terry K. Glenn

Title: President

Attest:

/s/ JODI M. PINEDO

Name: Jodi M. Pinedo
Title: Secretary

MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

By:	/s/ TERRY K. GLENN

Name: Terry K. Glenn

Title: President

Attest:

/s/ ALICE A. PELLEGRINO

Name: Alice A. Pellegrino
Title: Secretary

EXHIBIT III

ECONOMIC AND OTHER CONDITIONS IN NEW YORK

      The following information is a brief summary of factors affecting the economy of New York City (the “City”) or New York State (the “State” or “New York”). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers; however, it has not been updated. The Funds have not independently verified this information.

      The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City

      General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City’s current financial plan assumes that, after strong growth in 2000, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

      For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

      The Mayor is responsible for preparing the City’s financial plan, including the City’s current financial plan for the 2001 through 2004 fiscal years (the “2001-2004 Financial Plan”, “Financial Plan” or “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects a surplus in the 2001 fiscal year, before discretionary transfers, and budget gaps for each of the 2002, 2003 and 2004 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

      City’s Financing Program. Implementation of the City Financial Plan is dependent upon the City’s ability to market its securities successfully. The City’s program for financing capital projects for fiscal years 2001 through 2004 contemplates the issuance of $6.67 billion of general obligation bonds and approximately $5.54 billion of bonds to be issued by the New York City Transitional Finance Authority (the “Transitional Finance Authority”). In addition, the Financial Plan anticipates access to approximately $2.4 billion (including the $640 million of bond proceeds received prior to October 31, 2000) in financing capacity of TSASC, Inc. (“TSASC”), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements (see “Seasonal Financing Requirements” within). The success of projected public sales of City, New York City Municipal Water Finance Authority (the “Water Authority”), Transitional Finance

III-1

Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Transitional Finance Authority and TSASC.

      2000-2004 Financial Plan. On June 15, 2000, the City released the Financial Plan for the 2001 through 2004 fiscal years, which relates to the City and certain entities which receive funds from the City and which reflects changes as a result of the City’s expense and capital budgets for fiscal year 2001 (which began July 1, 2000), which were adopted on June 6, 2000. The Financial Plan projects revenues and expenditures for the 2001 fiscal year balanced in accordance with GAAP, and project gaps of $2.6 billion, $2.7 billion and $2.7 billion for fiscal years 2002 through 2004, respectively, after implementation of a gap closing program.

      The Financial Plan reflects a proposed discretionary transfer from fiscal year 2001 to fiscal year 2002 primarily to pay debt service due in fiscal year 2001 totaling $3.2 billion, a proposed discretionary transfer from fiscal year 2001 to fiscal year 2002 primarily to pay debt service due in fiscal year 2002 totaling $905 million and a proposed discretionary transfer from fiscal year 2002 to fiscal year 2003 to pay debt service due in fiscal year 2003 totaling $345 million.

      In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2001 fiscal year and to reduce projected gaps for fiscal years 2002 through 2004. The gap-closing actions for the 2001 through 2004 fiscal years include: (i) additional City agency actions totaling $400 million, $210 million, $210 million and $210 million for fiscal years 2001 through 2004, respectively; (ii) assumed additional Federal and State actions of $75 million in each of fiscal years 2001 through 2004, which are subject to Federal and State approval; and (iii) proposed productivity savings and reducing fringe benefits costs totaling $250 million, $265 million, $280 million and $300 million in fiscal years 2001 through 2004, respectively, to partly offset the costs of the proposed merit pay program which is subject to collective bargaining negotiations. The Financial Plan also reflects a list of proposed tax reductions totaling $418 million, $735 million, $877 million and $1.1 billion in fiscal years 2001 through 2004, respectively. In order to begin addressing the impact of recent legislation increasing the cost of living adjustments for current and future retirees, the Mayor and the Speaker of the City Council have agreed to a smaller tax reduction program which would total $103 million, $469 million, $597 million and $846 million in fiscal years 2001 through 2004, respectively. The tax reduction program includes: elimination of the commercial rent tax over four years commencing June 1, 2000; a reduction and restructuring of the 14% personal tax surcharge effective on January 1, 2001; the extension of current tax reductions for owners of cooperative and condominium apartments; and the borough development program. The extension of the current tax reductions for cooperative and condominium apartments; which would have an annual cost of approximately $200 million commencing in fiscal year 2002, has not yet (as of October 31, 2000) received State legislative approval. The tax reduction program requires approval of the City Council, which (as of October 31, 2000) was expected to consider the proposal in November 2000. The Mayor has also announced plans to develop a spending reduction program of $250 million in fiscal year 2001 and $300 million in each of fiscal years 2002 through 2004.

      Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2001 through 2004 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the “HHC”), the Board of Education (the “BOE”) and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls

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expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City’s infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials (see “Certain Reports” within). In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      Personal Service Costs. The Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water or sewer funds, will increase from an estimated level of 215,878 on June 30, 2000 to an estimated level of 216,687 by June 30, 2004, before implementation of the gap-closing programs included in the Financial Plan.

      The Reserve for Collective Bargaining contains funding for the cost of a wage increase through a merit pay plan for City employees which provides for salary increases based on merit as measured by performance evaluations for two years after their collective bargaining contracts expire in fiscal years 2000 and 2001, contingent upon proposed productivity savings. The reserve does not contain provisions for wage increases thereafter. The reserve reflects a partial offset to these costs from such productivity savings or fringe benefits cost containment that are to be part of any future collective bargaining agreement. Contracts covering the City’s workforce have expired or will expire in fiscal year 2001.

      Pension Systems. The City maintains a number of pension systems providing benefits for its employees and employees of various independent agencies. In addition to the City’s five major actuarial systems, the City also contributes to three other actuarial systems, maintains a non-actuarial retirement system for retired individuals not covered by the five major actuarial systems, provides other supplemental benefits to retirees and makes contributions to certain union annuity funds. The City’s pension expenditures in fiscal year 2000 were $615 million. Expense projections for fiscal year 2001 through 2004 are estimated at $1.216 billion, $1.163 billion, $1.097 billion and $1.035 billion, respectively. Prior to June 30, 1999, four of the five major actuarial systems were not fully funded (i.e., the actuarial accrued liability exceeded the actuarial value of the assets). Due to the recognition of recent significant market performance in the actuarial asset values, calculated as of June 30, 1999, three additional systems became fully funded. As of June 30, 1999, only the New York Fire Department, Subchapter Two Pension Fund was not fully funded.

      Intergovernmental Aid. The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that, in future years, State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City’s cash flow or revenues. The Financial Plan assumes that all existing Federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs.

      The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or Federal governments. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The amount of such disallowances attributable to prior years declined from $124 million in the 1977 fiscal year to $6 million in the 2000 fiscal year. As of June 30, 2000, the City had an accumulated reserve of $205 million for future disallowances of categorical aid.

      Certain Reports. The City’s financial plans have been the subject of extensive public comment and criticism. From time to time, the staff of the New York State Financial Control Board (the “Control Board”), the Office of the State Deputy Comptroller (the “OSDC”), the City Comptroller, the City’s Independent Budget Office (the “IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies.

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Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

      On July 13, 2000, the City Comptroller issued a report on the adopted budget for fiscal year 2001 and the Financial Plan submitted to the Control Board on June 15, 2000. The report projected a surplus of between $417 million and $1.15 billion in fiscal year 2001, including $905 million in the Budget Stabilization Account. In addition, the report projected budget gaps of between $2.8 billion and $3.3 billion, $3.1 billion and $3.7 billion and $3.7 billion and $4.6 billion in fiscal years 2002 through 2004, respectively, including the gaps of $2.6 billion, $2.7 billion and $2.7 billion projected in the Financial Plan.

      With respect to fiscal years 2001 through 2004, the report identified baseline risks of between $396 million and $1.1 billion, $1.0 billion and $1.5 billion, $1.3 billion and $2.0 billion and $1.9 billion and $2.7 billion, respectively, depending upon whether (i) the City achieves the productivity savings in collective bargaining negotiations of between $250 million and $300 million annually which are assumed in the Financial Plan; (ii) the City incurs labor costs exceeding those assumed in the Financial Plan by between $38 million and $121 million, $30 million and $227 million, $394 million and $757 million and $833 million and $1.4 billion in fiscal years 2001 through 2004, respectively, depending upon whether labor contracts are settled at the rate of local inflation or consistent with new labor contracts negotiated between the State and the Civil Service Employees; and (iii) the sale of the New York Coliseum is completed in fiscal year 2001. Additional risks identified in the report for fiscal years 2001 through 2004 include: (i) assumed payments from the Port Authority relating to the City’s claim for back rentals, which are the subject of arbitration; (ii) the cost of living adjustment for retirees that was approved by the State on July 11 at an estimated cost for the City of $96 million, $232 million, $357 million and $470 million in fiscal years 2001 through 2004, respectively; (iii) $75 million in assumed Federal aid; (iv) possible increased overtime expenditures of between $135 million and $231 million in each of fiscal years 2001 through 2004; and (v) the writedown of outstanding education aid receivables of between $75 million and $123 million in each of fiscal years 2002 through 2004. The report noted that these risks may be offset by additional resources of $641 million, $807 million, $962 million and $811 million in fiscal years 2001 through 2004, respectively, including: (i) the availability of $90 million, $194 million and $289 million in fiscal years 2001 through 2003, respectively, if funds are not spent for purposes of building three sports facilities; (ii) the availability of $250 million annually in each of fiscal years 2001 through 2004 from the writeoff of liabilities accrued in prior years that do not materialize; (iii) possible debt service savings of $60 million in fiscal year 2001 and $100 million in each of fiscal years 2002 through 2004 from the refunding of outstanding bonds, lower interest rates on variable rate obligations and lower interest rates on short term notes; (iv) the possibility that tax revenues will be greater than forecast in the Financial Plan by $123 million, $147 million, $187 million and $304 million in fiscal years 2001 through 2004, respectively; and (v) the fact that the State legislature has not approved certain of the tax reduction proposals, which could provide the City with additional revenues totaling between $69 million and $90 million in fiscal years 2001 through 2004, respectively. Finally, the report noted that the City Comptroller’s analysis assumes no major economic downturn in fiscal year 2001. The report further noted that the odds of a slowdown are increasing as a result of a series of six Federal Reserve rate increases, and that the last time the Federal Reserve implemented a series of interest rate increases in 1994 and 1995, the City had to revise its tax revenue forecasts by $500 million during the 1995 fiscal year, when securities industry profits declined 87% to $1.1 billion. The report noted that the recent NASDAQ correction reduced securities industry profits, which may impact the growth of City jobs in the second half of calendar year 2000 and result in lower City tax revenues and weakening real estate prices.

      On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City’s major physical assets and the capital expenditures required to bring them to a state of good repair. The report’s findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City’s infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City’s current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City’s

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ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

      On July 17, 2000, the staff of the OSDC issued a report on the Financial Plan. The report identified net risks of $28 million, $764 million, $1.1 billion and $2.0 billion for fiscal years 2001 through 2004, respectively, which, when added to the gaps of $2.6 billion, $2.7 billion and $2.7 billion in fiscal years 2002 through 2004, respectively, projected in the Financial Plan, would result in gaps of $28 million, $3.4 billion, $3.8 billion and $4.6 billion in fiscal years 2001 through 2004, respectively. The risks identified in the report included: (i) the potential for additional wage costs of $375 million and $825 million in fiscal years 2003 and 2004, respectively, if new labor contracts have wage increases at the projected rate of inflation; (ii) assumed labor productivity savings of between $250 million and $300 million annually, which require approval by City unions; (iii) assumed annual additional Federal Medicaid assistance of $75 million; (iv) the possible write-down of outstanding State education aid receivables of $96 million, $75 million and $123 million in fiscal years 2002 through 2004, respectively; (v) delays in the receipt of Port Authority lease payments assumed in the Financial Plan; (vi) additional pension contributions to begin funding cost of living adjustments for City retirees totaling $98 million, $236 million, $363 million and $480 million in fiscal years 2001 through 2004, respectively; (vii) possible additional expenditures totaling $17 million, $63 million, $104 million and $145 million in fiscal years 2001 through 2004, respectively, resulting from a new initiative to provide health insurance to uninsured residents, which could increase to $230 million annually beginning in fiscal year 2006; and (viii) the possibility of increased overtime spending of $80 million in fiscal year 2001 and $130 million in each of fiscal years 2002 through 2004. The report also identified the possibility of lower spending of $90 million, $194 million and $289 million in fiscal years 2001, 2002 and 2003, respectively, if funds are not required for the construction and restoration of sports facilities. In addition, the report noted that the risks could be partially offset by the possibility that tax revenues could exceed forecasts in the Financial Plan by between $215 million and $260 million in each of fiscal years 2001 through 2004. With respect to possible wage increases, the report noted that recent agreements with the Civil Service Employees Association and the Transport Workers Union increase compensation by substantially greater than the projected rate of inflation. The report also noted that if the economy slows beyond the brief “soft landing” projected by the City, revenues could fall well below the Financial Plan forecast. In addition, the report noted that current State law, which permits property owners of income producing property to use sales prices of real property as evidence of unequal assessments, could significantly increase the City’s liability in tax certiorari cases.

      On July 18, 2000, the staff of the Control Board issued a report reviewing the Financial Plan. The report noted that the City is likely to end fiscal year 2001 in balance. However, the report identified net risks of $298 million, $943 million, $1.3 billion and $1.9 billion for fiscal years 2001 through 2004, respectively, which, when combined with the gaps of $2.6 billion, $2.7 billion and $2.7 billion in fiscal years 2002 through 2004, respectively, projected in the Financial Plan, result in estimated gaps of $298 million, $3.6 billion, $4.0 billion and $4.6 billion for fiscal years 2001 through 2004, respectively. The report noted (i) the possibility that non-property taxes could be $100 million greater than forecast in the Financial Plan for fiscal year 2001; (ii) that other miscellaneous revenues could be $50 million and $100 million greater than forecast in the Financial Plan for fiscal year 2001 and each of fiscal years 2002 through 2004, respectively; and (iii) that the failure of the State legislature to enact all of the tax reduction proposals assumed in the Financial Plan could result in additional revenues totaling $69 million in fiscal year 2001 and approximately $90 million in each of fiscal years 2002 through 2004. However, the report also identified risks for fiscal years 2001 through 2004 including: (i) the possibility that the City may decide to fund the annual cost of teachers’ salary supplementation, and an additional risk for BOE resulting from the write-down of funds owed to BOE by the State which have been outstanding for ten or more years, at a cost of $96 million, $75 million and $121 million in fiscal years 2002 through 2004, respectively; (ii) the receipt of assumed rental payments from the Port Authority relating to the City’s claim for back rents, which is the subject of arbitration; (iii) possible increased overtime costs of between $74 million and $103 million annually; (iv) increased waste disposal costs of $20 million, $9 million, $83 million and $90 million in fiscal years 2001 through 2004, respectively; (v) increased labor costs above those assumed in the Financial Plan of $340 million and $760 million in fiscal years 2003 and 2004, respectively, for possible future labor settlements consistent with the City’s inflation assumption, and costs, of between $250 million and $300 million in fiscal years 2001 through 2004 if productivity and fringe benefit cost

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savings assumed in the Financial Plan are not realized; (vi) increased pension costs totaling $98 million, $236 million, $363 million and $480 million in fiscal years 2001 through 2004, respectively, as a result of the State legislature enacting a cost of living adjustment for retirees; and (vii) $75 million of assumed Federal assistance in the form of additional Medicaid aid in each of fiscal years 2001 through 2004. With respect to the possibility of increased labor costs above those assumed in the Financial Plan, the report noted that the City could face even greater risks if the settlements are consistent with the recently finalized state collective bargaining agreement (rather than the City’s inflation assumption) which, when offset by reserves in the Financial Plan for collective bargaining costs, would cost the City approximately $165 million beginning in fiscal year 2002, rising to $1.2 billion in fiscal year 2004. With respect to the economy, the report noted that any future erosion in securities industry profits could be greater than the City expects and cause tax receipts to decline more steeply.

      Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City anticipates that its seasonal financing needs for its 2001 fiscal year have been satisfied by the issuance of $750 million of revenue anticipation notes. The City issued $750 million of short-term obligations in fiscal year 2000 to finance the City’s cash flow needs for fiscal year 2000. The City issued $750 million of short-term obligations in fiscal year 2000 to finance the City’s cash flow needs for fiscal year 2000. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City’s cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City’s projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State’s budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

      Ratings. As of October 31, 2000, Moody’s rated the City’s outstanding general obligation bonds A2, Standard & Poor’s rated such bonds A and Fitch rated such bonds A+. On July 16, 1998, Standard & Poor’s revised its rating of City bonds to A- from BBB+. On September 13, 2000, Standard & Poor’s revised its rating of City bonds upward to A. Moody’s rating of City bonds was revised in August 2000 to A2 from A3. On March 8, 1999, Fitch revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch revised its rating to A+. Such ratings reflect only the views of Moody’s, Standard & Poor’s and Fitch. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

      Outstanding Indebtedness. As of September 30, 2000, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $25.7 and $2.5 billion of outstanding net long-term debt. As of June 2, 2000, the Water Authority had approximately $9.2 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and a $600 million commercial paper program.

      Water, Sewer and Waste. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City’s water and sewer system. State and Federal regulations require the City’s water supply to meet certain standards to avoid filtration. The City’s water supply, as of October 31, 2000, meets all technical standards and the City’s current efforts are directed toward protection of the watershed area. The City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, relating to such matters as land use and sewage treatment, will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. In accordance with the New York City Watershed Memorandum of Agreement which was signed on January 21, 1997, among the City, the State, the U.S. Environmental Protection Agency, the communities in the watershed area and several environmental groups, on May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which were planned independently, is approximately $400 million. The New York City Department of Environmental Protection has estimated that the cost of the Watershed Memorandum of Agreement, including investments in the watershed which were previously included in the capital plan, is $1.25 billion. In its report, dated May 31, 2000, the U.S.

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Environmental Protection Agency found that the City has made significant progress in protecting the Catskill/ Delaware watershed, but that it must step up its efforts in certain areas to avoid being required to filter its water in the long-term. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

      Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. The New York City Recycling Law, Local Law No. 19 (“Local Law No. 19”) for the year 1989, set requirements for increasing the tonnage of solid waste that is recycled by the Department of Sanitation and its contractors. Pursuant to court order, the City is currently required to recycle 3,400 tons per day of solid waste and is required to recycle 4,250 tons per day by July 2001. The City as of September 21, 2000 was recycling over 2,600 tons per day of solid waste. If the City is unable to comply with Local Law No. 19, it may incur substantial costs.

      Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2000 amounted to approximately $3.5 billion.

New York State

      The information in this section is obtained from the State’s Annual Information Statement, updated through November 7, 2000. On May 10, 2000, the State issued its 2000-2001 Financial Plan (see “the 2000-2001 Fiscal Year” within). On July 31, 2000, the State released the first of three quarterly updates to the 2000-2001 Financial Plan (the “July Update” or “First Quarterly Update”). On October 30, 2000, the State released the second update to the 2000-2001 Financial Plan (the “Mid-Year Update”).

      Current Economic Outlook. Employment in New York grew strongly for the first nine months of 2000, with the service sector accounting for the largest increases. The State economy added 166,600 new jobs, a growth rate of 2.0 percent, of which private sector employment added 154,100 of the additional jobs, growing by 2.2 percent. New York’s unemployment rate fell to 4.6 percent in September, about one-half of its July 1992 peak of 8.9 percent.

      The midyear economic outlook for State employment remains unchanged from the First Quarterly Update. Total employment is expected to grow 2.1 percent for all of 2000 and 1.7 percent for 2001, with the largest employment increases concentrated in the services sector.

      Projections for wage and personal income growth for 2000 have been increased from the First Quarterly Update, and reflect strong first quarter growth in bonus payments. However, the recent prolonged weakness exhibited by the stock market and the slowdown projected for the national economy suggest that the securities industry may not repeat its strong current-year performance. The State Division of the Budget now projects wage growth of 9.4 percent for 2000, followed by growth of 5.4 percent for 2001. Overall personal income growth of 8.0 percent is projected for 2000, with 5.0 percent growth in personal income expected for 2001.

      The New York forecast is subject to the same uncertainties as the national forecast, as well as some which are specific to New York (see “Special Considerations” within). For example, with Wall Street fueling a significant portion of the growth in the State’s revenues, New York is particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth.

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      Overall employment growth in the State was 2.6 percent in 1999, and is projected to be 2.1 percent in 2000 and 1.7 percent in 2001. On the national level, employment growth was 2.2 percent for 1999 and is projected to be 2.0 percent and 1.6 percent for 2000 and 2001, respectively.

      On an average annual basis, the State unemployment rate was 5.2 percent in 1999 and is projected to be 4.6 percent and 5.1 percent for the 2000 and 2001 calendar years, respectively. For the nation as a whole, the unemployment rate was 4.2 percent for 1999, and is projected to be 4.0 percent and 4.3 percent for each of the 2000 and 2001 calendar years, respectively.

      Personal income in the State grew by 5.3 percent in 1999, and is projected to grow by 8.0 percent in 2000 and 5.0 percent in 2001. For the nation, personal income grew by 5.4 percent in 1999, and is projected to grow by 6.4 percent and 5.8 percent, respectively, for 2000 and 2001.

      The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State’s economy is diverse, with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. The finance, insurance and real estate sector is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

      The 2000-2001 Fiscal Year. The State’s 2000-2001 fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-2001 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 2000-2001 fiscal year, the State enacted interim appropriations that permitted the State to continue its operations. Following the enactment of the budget, the State prepared a Financial Plan for the 2000-2001 fiscal year (the “2000-2001 Financial Plan,” “May Financial Plan” or “State Financial Plan”) that set forth projected receipts and disbursements based on the actions taken by the Legislature.

      Total General Fund receipts and transfers from other funds, are projected to be $39.72 billion in the 2000-2001 fiscal year, an increase of $2.32 billion over the 1999-2000 fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $39.29 billion, an increase of $2.12 billion over the 1999-2000 fiscal year. The Mid-Year Update projects a closing balance of $1.09 billion in the General Fund for 2000-01. The closing balance is comprised of $547 million in the Tax Stabilization Reserve Fund (for unanticipated budget shortfalls), $150 million in the Contingency Reserve Fund (for litigation risks), $338 million in the Community Projects Fund (for legislative initiatives) and $50 million in reserves for other purposes. The closing fund balance does not include additional reserves of $1.2 billion in the School Tax Relief (STAR) Special Revenue Fund (for future STAR payments) and $250 million in the Debt Reduction Reserve Fund (for 2001-02 debt reduction) and $29 million in the Universal Pre-K Reserve Fund (for the start-up costs of pre-kindergarten programs.)

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      Receipts. Total General Fund receipts includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from the 1999-2000 fiscal year to the 2000-2001 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-2001 projections. The Mid-Year Update did not change the May Financial Plan’s estimates of General Fund receipts and transfers from other funds.

      Personal income taxes. Personal income taxes are imposed on the income of individuals, estates and trusts and are based, with certain modifications, on Federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $24.33 billion in the 2000-2001 fiscal year, well over half of all General Fund receipts and nearly $4 billion above the reported 1999-2000 fiscal year collection total. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus from 1999-2000 to the 2000-2001 fiscal year as partially offset by the diversion of an additional $1.99 billion in income tax receipts to the School Tax Relief (STAR) Fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.3 billion, an increase of nearly 5 percent.

      User taxes and fees. User taxes and fees are comprised of three-quarters of the State’s four percent sales and use tax, cigarette, tobacco products, alcoholic beverage, auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.02 billion in 2000-2001, a decrease of $583 million below reported collections in the 1999-2000 fiscal year. The sales tax and cigarette tax components of this category account for virtually all of the 2000-2001 fiscal year decline.

      Business taxes. Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Total business tax collections in the 2000-2001 fiscal year are projected to be $4.23 billion in 2000-2001, $332 million below results for the 1999-2000 fiscal year. The year-over-year decline in projected receipts is largely attributable to statutory changes. These include the first year impact of a scheduled bank and insurance franchise tax rate reduction, a reduction in the cap on tax liability for non-life insurers, and the expansion of the economic development zone (renamed Empire Zones, effective May 19, 2000) and zone equivalent areas tax credits.

      Transfers from other funds. Transfers from other funds to the General Fund consists primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to Local Government Assistance Corporation (see Local Government Assistance Corporation within). Transfers from other funds are expected to total $2.03 billion, or $108 million less than total receipts from this category during the 1999-2000 fiscal year. Total transfers of sale taxes in excess of LGAC debt service requirements are expected to decrease by $74 million, while transfers from all other funds are expected to decrease by $34 million.

      Miscellaneous receipts. Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to reach $1.34 billion in the 2000-2001 fiscal year, down $309 million from the prior year amount. This reflects the absence in the 2000-2001 fiscal year of non-recurring receipts received in the 1999-2000 fiscal year and the phase-out of the medical provider assessments, completed in January 2000.

      Other taxes. Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Other tax receipts are projected to total $766 million, $341 million below the 1999-2000 fiscal year level. The primary factors accounting for this decline are legislation enacted previously that repealed both the real property gains tax and the gift tax and significantly reduced estate tax rates, and the incremental effects of tax reductions in the pari-mutuel tax.

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      Non-recurring Resources. The State Division of the Budget estimates that the 2000-2001 Financial Plan contains new actions in the enacted budget that provide non-recurring resources totaling approximately $36 million, excluding use of the 1999-2000 fiscal year surplus.

      Disbursements (May Financial Plan). This section reflects the May Financial Plan’s projections of General Fund disbursements and transfers to other funds. Certain Updates follow in the next section.

      Grants to Local Governments. Grants to local governments are projected to constitute approximately 68.9 percent of all 2000-2001 fiscal year General Fund disbursements, and includes payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $26.83 billion for the 2000-2001 fiscal year, an increase of $1.2 billion or 4.7 percent from the level for the 1999-2000 fiscal year. Under the 2000-2001 enacted budget, General Fund spending on school aid is projected at $11.47 billion on a State fiscal year basis, an increase of $850 million from the prior year. Spending for Medicaid in 2000-2001 is projected to total $5.59 billion. Welfare spending is projected at $1.20 billion, a decrease of $77 million from the prior year. This decrease results from a projected caseload decline of approximately 65,000 recipients (or 7.4 percent) to an average annual total of approximately 814,000 recipients in 2000-2001. Welfare spending also reflects increased availability of federal Temporary Assistance for Needy Families (TANF) Block Grant funds. Disbursements for all other health and social welfare programs are projected to total approximately $1.93 billion, an increase of $262 million from the prior fiscal year. Unrestricted aid programs to local governments are projected at $923 million, an increase of $98 million from the prior fiscal year. This additional funding includes a 5 percent across-the-board revenue sharing increase for all cities, towns, and villages outside of New York City, and $87 million in additional aid to counties and selected cities, towns, villages, and school districts.

      State Operations. State operations are projected to constitute approximately 18.3 percent of all 2000-2001 fiscal year General Fund disbursements. State Operations pays for the costs of running the Executive, Legislative and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University system (SUNY). It is projected to be approximately $7.11 billion for the 2000-2001 fiscal year, an increase of $507 million or 7.7 percent above 1999-2000. The 2000-2001 spending estimate, as of May 31, 2000, did not include costs of new labor contracts that have not been approved by the Legislature. These costs will be funded through collective bargaining reserves of $675 million, which are carried separately in the 2000-2001 Financial Plan. The State has reached agreement with most of its major unions on a new four-year labor contract. The 2000-2001 Financial Plan has reserved sufficient moneys for the added costs incurred under collective bargaining agreements, and reserves contained in the preliminary out-year projection for the 2001-2002 fiscal year to cover the projected recurring costs of new agreements. The State’s overall workforce is projected to be approximately 195,000 employees at the end of 2000-2001, up about 2,700 from the end of the 1999-2000 fiscal year.

      General State Charges. General State charges are projected to constitute approximately 5.6 percent of all 2000-2001 fiscal year General Fund disbursements. This category accounts for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers’ compensation and unemployment insurance. This category also covers State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Disbursements in this category are estimated at $2.19 billion, an increase of $104 million from the 1999-2000 fiscal year. This category accounts for debt service on short-term obligations of the State, which consists of interest costs on the State’s commercial paper program. The commercial paper program is expected to have a maximum of $45 million outstanding during the 2000-2001 fiscal year, as this program is being replaced with additional variable rate general obligation bonds.

      Transfers to Other Funds. Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. State Debt Service is projected to constitute approximately 5.8 percent of all 2000-2001 fiscal year General Fund disbursements. Transfers for Capital Projects and all

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other transfers are projected to constitute approximately 1.4 percent of all such General Fund disbursements. Long-term debt service transfers are projected at $2.26 billion in the 2000-2001 fiscal year, an increase of $18 million from 1999-2000. Transfers for capital projects are projected to total $234 million in 2000-2001, a decrease of $94 million from the 1999-2000 fiscal year.

      Disbursements (Mid-Year Update). General Fund disbursements and transfers to other funds are now projected to total $39.549 billion in 2000-01, an increase of $255 million over the First Quarterly Update project of $39.294 billion. The entire increase in projected disbursements is attributable to the costs of new labor agreements ratified by State employee unions and approved by the Legislature.

      The labor agreements change the disbursement projections for State operations and general State charges, but the costs are financed from existing reserves set aside for this purpose. Spending for State operations is now projected to total $7.624 billion, an increase of $223 million over the First Quarterly Update projection of $7.401 billion. Spending for general State charges has been revised upward by $32 million to total $2.269 billion for the fiscal year.

      Unchanged is the July Update’s revision to General Fund disbursements for grants to local governments, which are now projected to total $26.87 billion for the fiscal year. The $30 million increase from the May Financial Plan estimate is for assistance to Nassau County in restructuring its finances pursuant to the plan agreed to by the Governor and Legislature in June 2000.

      The Mid-Year Update continues to assume a projected $250 million offset in general State charges resulting from the planned dissolution of the Medical Malpractice Insurance Association (MMIA). To date, this transition has not been completed. Legislation passed at the conclusion of the 2000 legislative session extends MMIA for one year to allow the Superintendent of Insurance to conclude a satisfactory dissolution. It is possible the MMIA dissolution will not be concluded in fiscal year 2000-01 and that the projected dissolution value will not meet current expectations.

      Future Fiscal Years. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the State Division of the Budget indicates that the State will have a 2001-2002 fiscal year budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent budgets. This estimate includes the projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in STAR tax reduction reserves. In recent years, the State has closed projected budget gaps which have ranged from $5 billion to less than $1 billion (as estimated by the State Division of the Budget).

      Special Considerations (May Financial Plan). Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal Government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

      Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The State Financial Plan is based upon forecasts of national and State economic activity. Many uncertainties exist in forecasts of both the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not

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experience results in the current or any future fiscal year that are worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, collective bargaining negotiations and changes in the demand for and use of State services.

      Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State’s 2000-2001 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

      An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State’s projections of receipts and disbursements. The State’s 2000-2001 Financial Plan contains projected reserves of $150 million in the 2000-2001 fiscal year for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances (see “Litigation” within).

      Additional risks to the 2000-2001 Financial Plan may arise from the enactment of legislation by the U.S. Congress. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. Congress has recently debated proposals under which the Federal government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the State’s share of mass transit operating assistance. Finally, several proposals to alter federal tax law that have surfaced in recent years could adversely affect State revenues, since many State taxes depend on federal definitions of income. While Congress has not enacted these proposals, it may do so in the future, or it may take other actions that could have an adverse effect on State finances.

      The State’s 2000-2001 Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

      Special Considerations (Mid-Year Update). In October 2000, the federal Health Care Financing Administration issued an interim rule that changes the calculation of the Upper Payment Limit (UPL) methodology. If the rule is adopted, it may result in a phased-in reduction or elimination of federal nursing home Intergovernmental Transfer payments to several states, including New York. The states had until November 9, 2000 to comment on the proposed rule. A final rule, if any, is not expected to be issued until

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January 2001. Given the uncertainty over the final content and timing of any change to the UPL methodology, it is not possible to assess the Financial Plan impact, if any, at this time.

      Tobacco Settlement Proceeds and Uses/ HCRA 2000. On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement (MSA) with the nation’s largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent).

      The 2000-2001 Financial Plan utilizes certain resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA continues the negotiated reimbursement system for non-governmental payors, and provides funding for, among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. Programs under HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State’s tobacco settlement and revenues from an increased excise tax on cigarettes. The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million).

      Prior Fiscal Years (GAAP-Basis). GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid. There are four GAAP-defined Governmental Fund types. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund. Debt Service Funds account for the accumulation of resources for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. Capital Project Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds). Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as Federal grants, that are legally restricted to specified purposes.

      The State completed its 1999-2000 fiscal year with a combined Governmental Funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million ) and in Capital Projects Funds ($99 million). The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year.

      The State completed its 1998-1999 fiscal year with a combined Governmental Funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated surplus of $1.645 billion in the General Fund.

      Prior Fiscal Years (Cash Basis). Cash basis accounting results in the recording of receipts at the time money or checks are deposited in the State Treasury and the recording of disbursements at the time a check is drawn, regardless of the fiscal period to which the receipts or disbursements relate.

      The State ended its 1999-2000 fiscal year on March 31, 2000 in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the State Division of the Budget. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also

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modestly below projections, further adding to the surplus. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over the 1998-1999 fiscal year. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

      The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of the 1999-2000 fiscal year to pay for tax refunds in the 2000-2001 fiscal year. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in the 1999-2000 fiscal year, while increasing reported receipts in the 2000-2001 fiscal year.

      The State ended its 1998-1999 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the State Division of the Budget of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-1999 fiscal year totaled $36.74 billion, an increase of 6.34 percent from the 1997-1998 fiscal year levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-1999 fiscal year, an increase of 6.23 percent from the 1997-1998 fiscal year levels.

      The State reported a General Fund closing cash balance of $892 million. The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of the 1998-1999 fiscal year to pay for tax refunds in the 1999-2000 fiscal year. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in the 1998-1999 fiscal year, while increasing reported receipts in the 1999-2000 fiscal year.

      The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

      State Retirement Systems (General). The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans. State employees made up about 37 percent of the membership during the 1999-2000 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to nonteaching employees) and a large number of local authorities of the State. During the 1999-2000 fiscal year, the State paid the System’s 1999-2000 estimated bill of $92.7 million.

      Assets and Liabilities. The net assets available for benefits as of March 31, 2000 were $128.9 billion (including $2.3 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2000 was $110.8 billion. Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

      Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the “LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, except in cases where the Governor and the legislative

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leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC’s bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC’s borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State’s obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

      As of March 31, 2000, the total amount of outstanding general obligation debt was approximately $4.6 billion, including $45 million in bond anticipation notes. The total amount of moral obligation debt was $594 million (down from $1.39 billion as of March 31, 1998). $27.367 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding (up from $25.902 billion as of March 31, 1999).

      For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as “State-supported debt,” which includes general obligation debt of the State, LGAC debt and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as “State-related debt” includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

      The total amount of State-supported debt outstanding grew from 4.13 percent of personal income in the State in the 1990-1991 fiscal year to 5.96 percent for the 1999-2000 fiscal year while State-related debt outstanding declined from 6.75 percent to 6.25 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slightly slower rate. At the end of the 1999-2000 fiscal year, there was $38.58 billion of outstanding State-related debt and $36.80 billion of outstanding State-supported debt.

      During the prior ten years, State-supported long-term debt service increased on an average annual basis by 10.4 percent to $3.67 billion by the 1999-2000 fiscal year while all Governmental Funds receipts increased on an average annual basis of 5.0 percent. The relative comparable growth in receipts and debt service resulted in a general trend of increases in the ratio of debt service to receipts from fiscal year 1990-1991 to fiscal year 1999-2000.

      The State Legislature has enacted the Debt Reform Act of 2000 (“Debt Reform Act”). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years.

      Public Authorities — General. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $95 billion, up from $94 billion as of December 31, 1998.

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      The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

      Long Island Power Authority. Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA’s debt is not considered either State-supported or State-related debt.

      Metropolitan Transportation Authority. The MTA oversees the operation of subways and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the “TA”). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA’s subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (“TBTA”), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended upon, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies.

      The State’s 2000-2001 Enacted Budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA’s $17.1 billion 2000-2004 Capital Program. The capital program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, the City, and from various other revenues generated from actions taken by the MTA. In addition, $1.6 billion in State support was projected to be financed using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was not approved by the voters in the November 2000 general election. There can be no assurance that all necessary governmental actions for future capital programs will be taken, that other funding sources currently identified will not be decreased or eliminated, or that the 2000-2004 Capital Program (or parts thereof) will not be delayed or reduced.

      Ratings. As of July 18, 2000, Moody’s and Standard & Poor’s rated the State’s outstanding general obligation bonds A2 and A+, respectively. Standard & Poor’s revised its ratings upward from A- to A on August 28, 1997. Standard & Poor’s again revised its ratings upward from A to A+ in November 1999. Ratings reflect only the respective views of such organizations. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

      Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State’s financial operations. The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million was expected to be paid during the 1999-2000 fiscal year.

      The State believes that the proposed 2000-2001 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-2001 fiscal year.

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      Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State receipts and disbursements for the State’s 2000-2001 fiscal year.

      To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State has appropriated $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority’s approval of Nassau County’s financial plan.

      In 1998, the total indebtedness of all localities in the State, other than the City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation.

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EXHIBIT IV

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized and are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

      Short-term Notes: The three ratings of Moody’s for short-term notes are MIG 1/ VMIG 1, MIG 2/ VMIG 2, and MIG 3/ VMIG 3; MIG 1/ VMIG 1 denotes “best quality, enjoying strong protection from established cash flows”; MIG 2/ VMIG 2 denotes “high quality” with “ample margins of protection”; MIG 3/ VMIG 3 instruments are of “favorable quality ... but ... lacking the undeniable strength of the preceding grades.”

Description of Moody’s Commercial Paper Ratings

      Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Municipal Debt Ratings

      A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

      The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated “AA” differs from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	Debt rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

      A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      — Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

      — Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch, Inc.’s (“Fitch”) Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

      NR: Indicates that Fitch does not rate the specific issue.

Conditional

      A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended

      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn

      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

Rating Watch

      Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Ratings Outlook

      A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Description Of Fitch’s Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD DD D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

      Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+”.

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-l” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

EXHIBIT V

PORTFOLIO INSURANCE

      Set forth below is further information with respect to the insurance policies (the “Policies”) that the Fund may obtain from several insurance companies with respect to insured New York Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

      In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of New York Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by the Fund.

      The Policies do not guarantee the market value of the insured New York Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that the Fund notify the insurance company as to all New York Municipal Bonds and Municipal Bonds in the Fund’s portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

      The Fund will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or Aaa from Moody’s Investors Service, Inc. (“Moody’s”). There can be no assurance, however, that insurance from insurance carriers meeting these criteria will be at all times available.

      An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company’s financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch’s opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

      An insurance claims-paying ability rating of S&P, Fitch or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

V-1

      The assignment of ratings by S&P, Fitch or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

V-2

[Proxy Card Front]

AUCTION MARKET

PREFERRED STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

      (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

      Please mark boxes / X/ or [X] in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings New York Insured Fund IV, Inc.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

      2.  ELECTION OF DIRECTORS

[ ] FOR all nominees listed below (except as marked to the contrary below)	[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:
X
Signature
X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

COMMON STOCK

MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings New York Insured Fund IV, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

      (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

      Please mark boxes / X/ or [X] in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings New York Insured Fund, Inc.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

      2.  ELECTION OF DIRECTORS

[ ] FOR all nominees listed below (except as marked to the contrary below)	[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Terry K. Glenn, Herbert I. London and Roberta Cooper Ramo

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
X
Signature
X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

AUCTION MARKET

PREFERRED STOCK

MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings New York Insured Fund IV, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

      (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

      Please mark boxes / X/ or [X] in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings New York Insured Fund, Inc.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

      2.  ELECTION OF DIRECTORS

[ ] FOR all nominees listed below (except as marked to the contrary below)	[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, André F. Perold, Roberta Cooper Ramo

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:
X
Signature
X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

PART C

OTHER INFORMATION

Item 15.  Indemnification.

      Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Amended and Restated Articles of Incorporation, a form of which was previously filed as an exhibit to the Common Stock Registration Statement (defined below); Article VI of the Registrant’s By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant’s Common Stock, a form of which was filed as an exhibit to the Common Stock Registration Statement, and (ii) Section 7 of the Purchase Agreement relating to the Registrant’s AMPS, a form of which was filed as an exhibit to the AMPS Registration Statement (defined below), for provisions relating to the indemnification of the underwriter.

Item 16.  Exhibits.

1	(a)	—	Articles of Incorporation of the Registrant, dated April 24, 1997.(a)
	(b)	—	Form of Articles of Amendment to the Articles of Incorporation relating to name change.(a)
	(c)	—	Form of Articles Supplementary creating the Series A AMPS and the Series B AMPS.(c)
	(d)	—	Form of Articles Supplementary creating the Series C AMPS, the Series D AMPS and the Series E AMPS.(d)
	(e)	—	Form of Articles of Amendment to the Articles Supplementary creating additional shares of the Series D AMPS.
2		—	By-Laws of the Registrant.(a)
3		—	Not Applicable.
4		—	Form of Agreement and Plan of Reorganization among the Registrant and MuniHoldings New York Insured Fund IV, Inc. (included in Exhibit II to the Proxy Statement and Prospectus contained in this Registration Statement).
5	(a)	—	Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant.(e)
	(b)	—	Form of specimen certificate for the Common Stock of the Registrant.(b)
	(c)	—	Form of specimen certificate for the AMPS of the Registrant.(c)
6		—	Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P.(b)

7	(a)	—	Form of Purchase Agreement for the Common Stock.(b)
	(b)	—	Form of Purchase Agreement for the AMPS.(c)
	(c)	—	Form of Merrill Lynch Standard Dealer Agreement.(b)
8		—	Not applicable.
9		—	Custodian Contract between the Registrant and The Bank of New York.(b)
10		—	Not applicable.
11		—	Opinion of Brown & Wood LLP, counsel for the Registrant.
12		—	Private Letter Ruling from the Internal Revenue Service.
13	(a)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and The Bank of New York.(b)
	(b)	—	Form of Auction Agent Agreement between the Registrant and The Bank of New York.(c)
	(c)	—	Form of Broker-Dealer Agreement.(c)
	(d)	—	Form of Letter of Representations.(c)
14	(a)	—	Consent of Deloitte & Touche, LLP., independent auditors for the Registrant.
14	(b)	—	Consent of Deloitte & Touche, LLP., independent auditors for MuniHoldings New York Insured Fund IV, Inc.
15		—	Not applicable.
16		—	Power of Attorney.(f)
17		—	Code of Ethics.(g)

(a)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 relating to the Registrant’s Common Stock (File No. 333-26899) (the “Common Stock Registration Statement”), filed on May 12, 1997.

(b)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Common Stock Registration Statement, filed on September 16, 1997.

(c)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 relating to the Registrant’s Auction Market Preferred Stock (File No. 333-36275) (the “AMPS Registration Statement”), filed on September 24, 1997.

(d)	Filed on October 4, 1999 as an Exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-88409).

(e)	Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant’s Articles of Incorporation, previously filed as Exhibit (1) to the Common Stock Registration Statement, and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws previously filed as Exhibit (2) to the Common Stock Registration Statement. Reference is also made to the Form of Articles Supplementary filed as Exhibit a(2) to the AMPS Registration Statement and as Exhibit 1(d) hereto.

(f)	Included on the signature page of the Registrant’s N-14 Registration Statement filed on October 24, 2000 and incorporated herein by reference.

(g)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000.

Item 17.  Undertakings.

      (1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

      (2)  The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 13th day of November, 2000.

MUNIHOLDINGS NEW YORK INSURED FUND, INC.
(Registrant)

By:	/s/ TERRY K. GLENN

(Terry K. Glenn, President)

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES* (Ronald W. Forbes)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

CHARLES C. REILLY* (Charles C. Reilly)	Director

KEVIN A. RYAN* (Kevin A. Ryan)	Director

ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Director

RICHARD R. WEST* (Richard R. West)	Director

ARTHUR ZEIKEL* (Arthur Zeikel)	Director

EDWARD D. ZINBARG* (Edward D. Zinbarg)	Director

*By: /s/ TERRY K. GLENN (Terry K. Glenn, Attorney-In-Fact)		November 13, 2000

Exhibit Index

1(e) —	Form of Articles of Amendment to the Articles Supplementary.
11 —	Opinion of Brown & Wood LLP, Counsel for the Registrant.
12 —	Private Letter Ruling from the Internal Revenue Service.
14(a) —	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
14(b) —	Consent of Deloitte & Touche LLP, independent auditors for MuniHoldings New York Insured Fund IV, Inc.